                            OCC ACCUMULATION TRUST
           One World Financial Center,  New York, New York 10281

OCC ACCUMULATION TRUST (formerly known as Quest for Value Accumulation Trust, the "Fund") is a registered open-end diversified management investment company offering several investment alternatives. It permits an investor the flexibility of choosing among different investment objectives, through the following seven Portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest of the Fund ("Shares"). The investment objective of each Portfolio is as follows:

EQUITY PORTFOLIO: Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

MID CAP PORTFOLIO: Long term capital appreciation through investment in a diversified portfolio of equity securities.

SMALL CAP PORTFOLIO: Capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

GLOBAL EQUITY PORTFOLIO: Long term capital appreciation through a global investment strategy primarily involving equity securities.

MANAGED PORTFOLIO: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

U.S. GOVERNMENT INCOME PORTFOLIO: High current income together with the protection of capital through investment of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

MONEY MARKET PORTFOLIO: Maximum current income consistent with stability of principal and liquidity through investment in a portfolio of high quality money market instruments. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN ITS SHARE PRICE AT $1.00, AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL MAINTAIN A CONSTANT PRICE OF $1.00 PER SHARE.

      The Fund is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans ("Qualified Plans"). Shares of the Fund are currently sold to variable accounts of various life insurance companies for the purpose of funding variable annuity and variable life insurance contracts (the "Contracts"). These variable accounts (the "Variable Accounts") invest in Shares of the Fund in accordance with allocation instructions received from owners (the "Contractowners") of the Contracts. Allocation rights are further described in the accompanying prospectus for the Variable Accounts. The Variable Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts. Certain Portfolios may not be available for investment with respect to certain Contracts offered by certain life insurance companies. Please check with your insurance company for available Portfolios.

     It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in Shares of the Fund and the Qualified Plans, which may, in the future invest in Shares of the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Fund Manager. See "Management of the Fund," page 22.

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing, must be accompanied by a current prospectus for the Variable Accounts and both should be retained for future reference. A Statement of Additional Information dated May 1, 1998 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to your broker or by contacting the Fund at the address listed in this Prospectus. The Additional Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE VARIABLE ACCOUNTS. THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                OPCAP ADVISORS
                              Investment Manager
                          Prospectus dated May 1, 1998

                                  TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Prospectus Summary .................................................   3

Financial Highlights ...............................................   5

Investment Objectives and Policies .................................   12

     Equity Portfolio ..............................................   12

     Mid Cap Portfolio .............................................   12

     Small Cap Portfolio ...........................................   13

     Global Equity Portfolio .......................................   14

     U.S. Government Income Portfolio ..............................   14

     Money Market Portfolio ........................................   14

     Managed Portfolio .............................................   15

Additional Information on Investment Objectives and Policies .......   15

Investment Techniques ..............................................   19

Investment Restrictions ............................................   21

Management of the Fund .............................................   22

Determination of Net Asset Value ...................................   24

Purchase of Shares .................................................   24

Redemption of Shares ...............................................   24

State Law Restrictions .............................................   25

Dividends, Distributions and Taxes .................................   25

Calculation of Performance .........................................   26

Additional Information .............................................   27

                              PROSPECTUS SUMMARY


THE FUND The Fund is a Massachusetts business trust which issues its shares in series as separate classes of shares of beneficial interest. There are currently seven series, each of which is designated as a "Portfolio". Together, the seven Portfolios are designed to enable investors to choose a number of investment alternatives to achieve their financial goals and to shift assets conveniently among Portfolios when and if their investment aims or perception of the marketplace change.

                         The Fund commenced operations on September 16, 1994 when an investment company then called Quest for Value Accumulation Trust, with portfolios corresponding to three of the current seven portfolios of the Fund, was effectively divided into two investment funds, the original investment company, whose name was changed, and the Fund.

INVESTMENT OBJECTIVES
AND RESTRICTIONS         The investment objective of each of the Portfolios
                         is set forth on the cover page of this Prospectus.
                         These objectives are described in more detail under the heading "Investment Objectives and Policies."
                         Although each Portfolio will be actively managed by experienced professionals, there can be no assurance that the objectives will be achieved.

                         The value of the portfolio securities of each Portfolio and therefore the Portfolio's net asset value per share (other than the Money Market Portfolio) are expected to increase or decrease because of varying factors. There are generally two types of risk associated with an investment in one or more of the Portfolios; market (or interest rate) risk and financial (or credit) risk. Market risk for equities is the risk associated with movement of the stock market in general.

                         Market risk for fixed income securities is the risk that interest rates will change, thereby affecting their value. Generally, the value of fixed income securities declines as interest rates rise, and conversely, their value rises as interest rates decline. The second type of risk, financial or credit risk, is associated with the financial condition and profitability of an individual equity or fixed income issuer. The financial risk in owning equities is related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are part of a particular industry. For fixed income securities, credit risk relates to the financial ability of an issuer to make periodic interest payments and ultimately repay the principal at maturity. (See "Additional Information on Investment Objectives and Policies" for risk aspects of the individual Portfolios).

INVESTMENT MANAGER       OpCap Advisors (the "Manager"), the investment
                         manager of each of the Portfolios, is investment manager and sub-adviser to several other registered investment companies with assets under management of approximately $18.3 billion at March 31, 1998 and is a subsidiary of Oppenheimer Capital, a registered investment adviser, which had assets under management, including those of OpCap Advisors, of approximately $67.6 billion at March 31, 1998.

MANAGEMENT FEE           The Manager receives a monthly fee from each
                         Portfolio at varying annual percentage rates of average daily net assets, as follows: .80 percent on the first $400 million, .75 percent on the next
                         $400 million and .70 percent thereafter of the average daily net assets for the Equity, Mid Cap, Small Cap, Managed and

                         Global Equity Portfolios; .60 percent of average daily net assets for the U.S. Government Income Portfolio; and .40 percent of the average daily net assets for the Money Market Portfolio (see page 22).

PURCHASES AND
REDEMPTION OF SHARES     Currently, shares of the Fund are sold at their net
                         asset value per share, without sales charge, for allocation to the Variable Accounts as the underlying investment for the Contracts.
                         Accordingly, the interest of the Contractowner with respect to the Fund is subject to the terms of the Contract as described in the accompanying Prospectus for the Variable Accounts, which should be reviewed carefully by a person considering the purchase of a Contract. That Prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Variable Accounts as shareholders of the Fund should be distinguished from the rights of a Contractowner which are described in the Contract. As long as shares of the Fund are sold for allocation to the Variable
                         Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Variable
                         Accounts. Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Additional Statement, and the accompanying Prospectus for the Variable Accounts.

                            OCC ACCUMULATION TRUST

                             FINANCIAL HIGHLIGHTS

The financial highlights for the years ended December 31, 1997, 1996 and 1995, and for the period from September 16, 1994 through December 31, 1994 for the Money Market, Equity, Managed and Small Cap Portfolios; for the years ended December 31, 1997 and 1996 and for the period from January 3, 1995 through December 31, 1995 for the U.S. Government Income Portfolio; and for the years ended December 31, 1997 and 1996 and for the period from March 1, 1995 through December 31, 1995 for the Global Equity Portfolio have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Additional Statement (Part B). This information should be read in conjunction with the financial statements and related notes thereto included in the Additional Statement. Total return information for the Portfolios of the Fund provided in the Financial Highlights does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts. Inclusion of these charges and deductions would reduce the total return of the Portfolios of the Fund. Further information about the performance of each Portfolio is available in the Fund's Annual Report or semi-annual report. Annual reports or semi-annual reports can be obtained without charge upon written requests to the insurance companies issuing the Contracts.

                           OCC ACCUMULATION TRUST
                              EQUITY PORTFOLIO
                            FINANCIAL HIGHLIGHTS
               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                      Year ended December 31,
                                                    --------------------------            September 16, 1994(1)
                                                1997           1996           1995        to December 31, 1994
                                             -----------    -----------    ----------     ---------------------
Net asset value, beginning of
period......................................      $30.07         $25.05        $18.12                    $18.57
                                             -----------    -----------    ----------     ---------------------
Income from investment operations
Net investment income.......................        0.39           0.21          0.31                      0.09
Net realized and unrealized gain (loss)
  on investments ...........................        7.34           5.52          6.71                     (0.54)
                                             -----------    -----------    ----------     ---------------------
  Total income from investment
   operations...............................        7.73           5.73          7.02                     (0.45)
                                             -----------    -----------    ----------     ---------------------

Dividends and distributions to shareholders
Dividends to shareholders from
   net investment income....................       (0.28)         (0.24)        (0.09)                       --
Distributions to shareholders from
   net realized gains.......................       (1.00)         (0.47)           --                        --
                                             -----------    -----------    ----------     ---------------------
  Total dividends and distributions to
   shareholders.............................       (1.28)         (0.71)        (0.09)                       --
                                             -----------    -----------    ----------     ---------------------

Net asset value, end of period..............      $36.52         $30.07        $25.05                    $18.12
                                             -----------    -----------    ----------     ---------------------
                                             -----------    -----------    ----------     ---------------------

Total return(2).............................        26.6%          23.4%         38.9%                     (2.4%)
                                             -----------    -----------    ----------     ---------------------
                                             -----------    -----------    ----------     ---------------------

Net assets, end of period................... $28,819,978    $19,842,998    $9,035,982                $4,281,256
                                             -----------    -----------    ----------     ---------------------

Ratio of net operating expenses
    to average net assets(5)................        0.99%(4)       0.93%(6)      0.72%(6)                  0.72%(3,6)
                                             -----------    -----------    ----------     ---------------------

Ratio of net investment income
    to average net assets...................        1.25%(4)       1.29%(6)      1.74%(6)                  1.80%(3,6)
                                             -----------    -----------    ----------     ---------------------

Portfolio turnover rate.....................          32%            36%           31%                        6%
                                             -----------    -----------    ----------     ---------------------

Average commission rate.....................     $0.0557        $0.0588            --                        --
                                             -----------    -----------    ----------     ---------------------

--------------------------------------------------------------------------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $24,986,972.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                    Year ended December 31,
                                                                   -------------------------  March 1, 1995 (1)
                                                                       1997          1996     December 31, 1995
                                                                   -----------   -----------  -----------------
Net asset value, beginning of period............................        $13.23        $11.61       $10.00
                                                                   -----------   -----------  -----------------
Income from investment operations
Net investment income...........................................          0.06          0.04         0.05
Net realized and unrealized gain
  on investments................................................          1.79          1.70         1.83
                                                                   -----------   -----------  -----------------
  Total income from investment operations.......................          1.85          1.74         1.88
                                                                   -----------   -----------  -----------------
Dividends and distributions to shareholders
Dividends to shareholders from net investment income............         (0.04)        (0.05)       (0.03)
Distributions to shareholders in excess of
      net investment income.....................................         (0.03)         ----         ----
Distributions to shareholders from net realized gains...........         (0.69)        (0.07)       (0.24)
                                                                   -----------   -----------  -----------------
     Total dividends and distributions to shareholders..........         (0.76)        (0.12)       (0.27)
                                                                   -----------   -----------  -----------------

Net asset value, end of period..................................        $14.32        $13.23       $11.61
                                                                   -----------   -----------  -----------------
                                                                   -----------   -----------  -----------------

Total return (2)................................................         14.0%         15.0%        18.9%
                                                                   -----------   -----------  -----------------
                                                                   -----------   -----------  -----------------

Net assets, end of period.......................................   $25,873,628   $16,972,488   $2,891,321
                                                                   -----------   -----------  -----------------

Ratio of net operating expenses to average net assets (5,6).....         1.19%(4)      1.42%        1.25%(3)
                                                                   -----------   -----------  -----------------

Ratio of net investment income to average net assets (6)........         0.45%(4)      0.81%        1.02%(3)
                                                                   -----------   -----------  -----------------

Portfolio turnover rate.........................................           53%           40%          67%
                                                                   -----------   -----------  -----------------

Average commission rate.........................................       $0.0253       $0.0254           --
                                                                   -----------   -----------  -----------------
---------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized ) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $23,063,042.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1H in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses.
    If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%), annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                    Year ended December 31,
                                                                   -------------------------  January 3, 1995 (1)
                                                                       1997          1996     December 31, 1995
                                                                   -----------   -----------  ------------------
Net asset value, beginning of period............................        $10.38        $10.62       $10.00
                                                                   -----------   -----------  ------------------
Income from investment operations
Net investment income...........................................          0.57          0.55         0.60
Net realized and unrealized gain (loss)
     on investments.............................................          0.14         (0.24)        0.68
                                                                   -----------   -----------  ------------------
     Total income from investment operations....................          0.71          0.31         1.28
                                                                   -----------   -----------  ------------------
Dividends and distributions to shareholders
Dividends to shareholders from net investment income............         (0.57)        (0.55)       (0.60)
Distributions to shareholders from net realized gains...........         (0.01)            -        (0.06)
                                                                   -----------   -----------  ------------------
     Total dividends and distributions to shareholders..........         (0.58)        (0.55)       (0.66)
                                                                   -----------   -----------  ------------------

Net asset value, end of period..................................        $10.51         $10.38      $10.62
                                                                   -----------   -----------  ------------------
                                                                   -----------   -----------  ------------------

Total return (2)................................................          7.0%           3.0%       13.1%
                                                                   -----------   -----------  ------------------
                                                                   -----------   -----------  ------------------

Net assets, end of period.......................................    $6,983,275     $3,421,998  $1,442,458
                                                                   -----------   -----------  ------------------

Ratio of net operating expenses to average net assets (5,6).....         0.93%(4)       0.96%       0.75%(3)
                                                                   -----------   -----------  ------------------

Ratio of net investment income to average net assets (6)........         5.51%(4)       5.27%       5.75%(3)
                                                                   -----------   -----------  ------------------

Portfolio turnover rate.........................................           80%            31%         65%
                                                                   -----------   -----------  ------------------
----------------------------------------------------------------------------------------------------------------

(1)  Commencements of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $5,959,450.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses.
    If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.06% and 5.37%, respectively, for the year ended December 31, 1997, 2.34% and 3.87%, respectively, for the year ended December 31, 1996 and 4.73% and 1.77%, annualized, respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                              Year ended December 31,
                                                    -----------------------------------------   September 16, 1994 (1)
                                                         1997           1996          1995       to December 31, 1994
                                                    ------------   ------------   -----------   ----------------------
Net asset value, beginning of period.............         $36.21         $30.14        $20.83        $21.80
                                                    ------------   ------------   -----------   ----------------------
Income from investment operations
Net investment income............................           0.34           0.43          0.42          0.14
Net realized and unrealized gain (loss)
  on investments.................................           7.45           6.31          9.02         (1.11)
                                                    ------------   ------------   -----------   ----------------------
  Total income from investment operations........           7.79           6.74          9.44         (0.97)
                                                    ------------   ------------   -----------   ----------------------
Dividends and distributions to shareholders
Dividends to shareholders from
  net investment income..........................          (0.40)         (0.41)        (0.13)            -
Distributions to shareholders from
  net realized gains.............................          (1.22)         (0.26)            -             -
                                                    ------------   ------------   -----------   ----------------------
Total dividends and
  distributions to shareholders..................          (1.62)         (0.67)        (0.13)            -
                                                    ------------   ------------   -----------   ----------------------

Net asset value, end of period...................         $42.38         $36.21        $30.14        $20.83
                                                    ------------   ------------   -----------   ----------------------
                                                    ------------   ------------   -----------   ----------------------

Total return (2).................................          22.3%          22.8%         45.6%         (4.4%)
                                                    ------------   ------------   -----------   ----------------------
                                                    ------------   ------------   -----------   ----------------------

Net assets, end of period........................   $466,791,224   $180,728,094   $99,188,147   $54,943,371
                                                    ------------   ------------   -----------   ----------------------

Ratio of net operating expenses
   to average net assets (5).....................          0.87%(4)       0.84%(6)      0.66%(6)      0.66%(3,6)
                                                    ------------   ------------   -----------   ----------------------

Ratio of net investment income
     to average net assets.......................          1.42%(4)       1.66%(6)      1.85%(6)      2.34%(3,6)
                                                    ------------   ------------   -----------   ----------------------

Portfolio turnover rate..........................            32%            27%           22%            8%
                                                    ------------   ------------   -----------   ----------------------

Average commission rate..........................        $0.0571        $0.0592             -             -
                                                    ------------   ------------   -----------   ----------------------
----------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $290,421,930.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                            OCC ACCUMULATION TRUST
                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                 Year ended December 31,
                                                        ------------------------------------------     September 16, 1994(1)
                                                           1997            1996            1995        to December 31, 1994
                                                        ----------      ----------      ----------     ---------------------
Net asset value, beginning of
period................................................       $1.00           $1.00           $1.00                     $1.00
                                                        ----------      ----------      ----------       -------------------
Income from investment operations
Net investment income.................................        0.05            0.04            0.05                      0.01
Net realized gain (loss) on investments...............       (0.00)          (0.00)           0.00                        --
                                                        ----------      ----------      ----------       -------------------
       Total income from investment operations........        0.05            0.04            0.05                      0.01
                                                        ----------      ----------      ----------       -------------------

Dividends and distributions to shareholders
Dividends to shareholders from
    net investment income.............................       (0.05)          (0.04)          (0.05)                    (0.01)
Distributions to shareholders from net realized
    gains.............................................          --           (0.00)             --                        --
                                                        ----------      ----------      ----------       -------------------
       Total dividends and distributions to
           shareholders...............................       (0.05)          (0.04)          (0.05)                    (0.01)
                                                        ----------      ----------      ----------       -------------------

Net asset value, end of period........................       $1.00           $1.00           $1.00                    $1.00
                                                        ----------      ----------      ----------       -------------------
                                                        ----------      ----------      ----------       -------------------

Total return (2)  ....................................         4.7%            4.5%            5.1%                      1.2%
                                                        ----------      ----------      ----------       -------------------
                                                        ----------      ----------      ----------       -------------------

Net assets, end of period.............................  $2,166,067      $5,279,042      $4,356,084                $3,519,526
                                                        ----------      ----------      ----------       -------------------

Ratio of net operating expenses to average net
  assets (5,6)........................................        0.98% (4)       1.01%           1.00%                     1.00% (3)
                                                        ----------      ----------      ----------       -------------------

Ratio of net investment income to average net
  assets (6)..........................................        4.57% (4)       4.43%           4.94%                     4.13% (3)
                                                        ----------      ----------      ----------       -------------------

----------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997  were $4,375,569.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank
    (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.06% and 4.50%, respectively, for the year ended December 31, 1997, 1.30% and 4.13%, respectively, for the year ended December 31, 1996, 1.14% and 4.80%, respectively, for the year ended December 31, 1995 and 2.03% and 3.10%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                             FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                   Year ended December 31,
                                                     ---------------------------------------------     September 16, 1994(1)
                                                          1997            1996            1995         to December 31, 1994
                                                     ------------      -----------     -----------     ---------------------
Net asset value, beginning of period................       $22.61           $19.91          $17.38                    $17.49
                                                     ------------      -----------     -----------     ---------------------
Income from investment operations
Net investment income...............................         0.08             0.14            0.26                      0.06
Net realized and unrealized  gain (loss)
  on investments....................................         4.73             3.45            2.37                     (0.17)
                                                     ------------      -----------     -----------     ---------------------
  Total income from investment operations...........         4.81             3.59            2.63                     (0.11)
                                                     ------------      -----------     -----------     ---------------------
Dividends and distributions to shareholders
Dividends to shareholders from
  net investment income.............................        (0.13)           (0.25)          (0.05)                       --
                                                     ------------      -----------     -----------     ---------------------
Distributions to shareholders from
  net realized gains................................        (0.92)           (0.64)          (0.05)                       --
                                                     ------------      -----------     -----------     ---------------------
  Total dividends and distributions to shareholders.        (1.05)           (0.89)          (0.10)                       --
                                                     ------------      -----------     -----------     ---------------------
Net asset value, end of period......................       $26.37           $22.61          $19.91                    $17.38
                                                     ------------      -----------     -----------     ---------------------
                                                     ------------      -----------     -----------     ---------------------

Total return (2)....................................         22.2%            18.7%           15.2%                    (0.6%)
                                                     ------------      -----------     -----------     ---------------------
                                                     ------------      -----------     -----------     ---------------------

Net assets, end of period........................... $110,564,506      $34,256,671     $16,004,392                $9,210,443
                                                     ------------      -----------     -----------     ---------------------

Ratio of net operating expenses to average net
  assets (5)........................................         0.97% (4)        0.93% (6)       0.74% (6)                 0.74% (3,6)
                                                     ------------      -----------     -----------     ---------------------

Ratio of net investment income
   to average net assets............................         0.64% (4)        1.03% (6)       1.75% (6)                 1.22% (3,6)
                                                     ------------      -----------     -----------     ---------------------

Portfolio turnover rate.............................           68%              50%             69%                       32%
                                                     ------------      -----------     -----------     ---------------------

Average commission rate.............................      $0.0549          $0.0493              --                        --
                                                     ------------      -----------     -----------     ---------------------

----------------------------------------------------------------------------------------------------------------------------


(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $62,297,759.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                         INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio; investment policies are not fundamental and may be adjusted by the Manager at any time, usually in response to its perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depends upon the Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. For Portfolios other than the Money Market Portfolio, the values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.

INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS


Equity Portfolio



     The investment objective of the Equity Portfolio is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Manager's intention to invest in securities of companies which in the Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. Investments of the Equity Portfolio are managed by Eileen Rominger, Managing Director of Oppenheimer Capital. Ms. Rominger has been an analyst and portfolio manager at Oppenheimer Capital since 1981. She graduated from Fairfield University with a BA Cum Laude and earned an MBA in Finance from the Wharton Graduate School of Business.



Mid Cap Portfolio



     The investment objective of the Mid Cap Portfolio is long-term capital appreciation. The portfolio seeks to achieve its objective through investments primarily in equity securities of companies with market capitalizations between $500 million and $5 billion which are believed to be undervalued in the marketplace in relation to factors such as the company's discretionary cash flow generation, earnings or assets. It is the Manager's intention to invest in securities of companies which in the Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, strong shareholder-value oriented management, and/or substantial and growing discretionary cash flow, and a favorable price-to-intrinsic value relationship. Mid-cap companies may, in some cases, enjoy some distinct business advantages by virtue of their size and yet be undervalued in the market, in the following respects: (i) such companies are generally studied by fewer stock analysts than large companies, resulting in periodic valuation discrepancies; (ii) institutional investors, which currently represent a majority of trading volume in shares of publicly-traded companies, often must invest large pools of money and are reluctant to own the resultant disproportionately large percentages of a mid-cap company's securities; (iii) such companies may have available a broader array of opportunities for value creation due to their relatively smaller size. These opportunities could include: regional or product line expansion, consolidating acquisitions of a related business, joint ventures, divestiture of business units, or sale of the entire company; and (iv) such companies may retain qualities that have been lost or diminished at their larger counterparts including focus, a sharp sense of management accountability and speedy response to competitive developments. Mid-cap companies also may enjoy advantages over smaller companies, such as the stability of a longer operating record, the critical mass to exploit international opportunities and a more professional management. Investment policies aimed to achieve the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity and equity derivative securities, such as common stocks, preferred stock, convertible securities, rights, warrants, options and puts in proportions which vary from time to time. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or traded in domestic or foreign over-the-counter markets. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Manager believes those securities have greater-than-average market appreciation potential. Investments in the Mid Cap Portfolio are managed by Eileen Rominger - Managing Director of Oppenheimer Capital, Alan Gutmann - Senior Vice President of Oppenheimer Capital, and Louis Goldstein - Senior Vice President of Oppenheimer Capital. Mr. Gutmann joined Oppenheimer Capital in 1991 after working in the merger and acquisition department of Salomon Brothers, Inc. and Oppenheimer & Co., Inc. He graduated from the Wharton School, Magna Cum Laude and earned an MA with honors from the Heiden Institute in Jerusalem. Mr. Goldstein joined Oppenheimer Capital in 1991 and formerly had been an analyst for David J. Greene & Co., Atalanta/Sosnoff Capital and a corporate finance banking associate at the Blackstone Group.
He earned a BS, Summa Cum Laude and an MBA in Finance with honors from the Wharton School of Business.



Small Cap Portfolio



     The investment objective of the Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Smaller-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange (the "NYSE"), the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. The Small Cap Portfolio is managed by Timothy McCormack, Senior Vice President of Oppenheimer Capital and Timothy Curro and Gavin Albert, both of whom are Vice Presidents of Oppenheimer Capital. Mr. McCormack became a portfolio manager of the Portfolio in May 1996. He joined Oppenheimer Capital in 1994. From March 1993 to July 1994 Mr. McCormack was a security analyst at U.S. Trust Company and prior to that he was a securities analyst with Gabelli and Company. He has a Masters of Business Administration degree from the Wharton School. Timothy Curro and Gavin Albert became portfolio managers of the Portfolio on January 1, 1997. Mr. Curro has been a Vice President of Oppenheimer Capital since November 1996. Prior thereto, he was a general partner of Value Holdings, L.P., an investment partnership, from May 1995 to November 1996, a Vice President in the equity research department at UBS Securities Inc. from June 1994 through May 1995 and from January 1991 through February 1993 and was a partner with Omega Advisors, Inc. from March 1993 to March 1994. He has a Masters of Business Administration degree from the University of California, Berkeley. Mr. Albert, Vice President of Oppenheimer Capital since December 1996, joined the firm in September 1994 as a research analyst. Prior thereto he was a management consultant for EDS Energy Management in 1994, attended the Vanderbilt University Business School from September 1992 to May 1994

(with a Masters of Business Administration degree in finance and management) and was a financial analyst in the Corporate Finance department of Texaco, Inc. from 1990 to 1992.



Global Equity Portfolio



     The investment objective of the Global Equity Portfolio is to seek long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities. The Portfolio may invest anywhere in the world with no requirement that any specific percentage of its assets be committed to any given country. Under normal circumstances, at least 65 percent of the Portfolio's total assets will be invested in equity securities in at least three different countries, one of which may be the United States. Opportunities for capital appreciation may also be presented by debt securities. The Portfolio may invest up to 35 percent of its total assets in debt obligations with remaining maturities of one year or more of U.S. or foreign corporate, governmental or bank issuers. It is the present intention of the Portfolio, although not a fundamental policy, not to invest more than 5 percent of its total assets in debt securities rated below investment-grade. Although there is no minimum rating for this category of debt investments of the Portfolio, the Portfolio does not intend to invest in bonds which are in default. Domestic investments of this Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. He joined Oppenheimer Capital in 1991. From 1983 to 1991, he was a partner with Delafield Asset Management and from 1974 to 1970 he was a portfolio manager and analyst with Morgan Guaranty Trust Co. Mr. Glasebrook graduated with a BA from Kenyon College and received an MBA from the Harvard Graduate School of Business Administration. The Portfolio's investments in foreign securities are managed by Pierre Daviron, President and Chief Investment Officer of Oppenheimer Capital International, a division of Oppenheimer Capital created in 1993 and Managing Director of Oppenheimer Capital. Previously, he was Chairman and Chief Executive Officer at Indosuez Gartmore Asset Management, a division of Banque Indosuez, Paris, France. Prior thereto he was a Managing Director in Mergers and Acquisitions at J.P. Morgan. Mr. Daviron is a graduate of Hautes Etudes Commerciales in Paris.



U.S. GOVERNMENT INCOME PORTFOLIO



     The investment objective of the U.S. Government Income Portfolio is to seek a high level of current income together with protection of capital by investing exclusively in debt obligations, including mortgage-backed securities, issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"). Among the securities the Portfolio may purchase are mortgage-backed securities guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan National Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). The Portfolio normally intends to maintain at least 65 percent of its assets in U.S. Government Securities. The average maturity of the Portfolio's investments will vary based on market conditions. It is estimated that the average dollar weighted maturity of the Portfolio will be between three and ten years. The U.S. Government Income Portfolio is managed by Vikki Hanges, Senior Vice President of Oppenheimer Capital. She joined Oppenheimer Capital in 1982. Ms. Hanges earned her BS from Cornell University.



Money Market Portfolio



     The investment objective of the Money Market Portfolio is to seek maximum current income consistent with stability of principal and liquidity. The Portfolio may invest only in money market instruments and corporate obligations denominated in U.S. dollars which have a maturity at the time of investment of one year or less within the meaning of the Investment Company Act of 1940 (the "Act") and repurchase and reverse repurchase agreements which extend for no more than seven days. The Portfolio does not presently intend to enter into reverse repurchase agreements. Money market instruments include U.S. government securities, short-term bank obligations such as certificates of deposit, bankers' acceptances and letters of credit and corporate commercial paper. All investments will be of high quality as determined by one or more nationally-recognized statistical rating organizations or, in the case of non-rated securities, of comparable quality in accordance with standards and procedures established by the Board of Trustees. It is expected that all or almost all of the Portfolio's income will come from interest and that little or no income will be the result of capital gains. (See "Additional Information on Investment Objectives and Policies" for a more complete description of the specific securities.)



Managed Portfolio


     The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Manager's assessments of the relative outlook for such investments.
In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Cap Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

     The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. Although there is neither a minimum nor maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above, it is anticipated that most of the time the majority of the Portfolio's assets will be invested in common stocks. The investments of the Managed Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital.

     ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES

     For the Equity, the Mid Cap, the Small Cap and the Global Equity Portfolios, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65 percent of each Portfolio's assets will be invested in common stocks or securities convertible into common stocks.

     Under normal conditions, no less than 65 percent of the assets of the U.S. Government Income Portfolio will be invested in the debt securities identified under "U.S. Government Income Portfolio."

     In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, each of the Equity, Mid Cap, Small Cap and Global Equity Portfolios may invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents. The U.S. Government Income Portfolio may increase the proportion of its assets which are invested in money market instruments or cash in the event that the Manager deems such investments advisable to preserve capital.

     Each Portfolio (other than the Money Market Portfolio) will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short term money market securities and cash equivalents.

     Regulations under Section 817(h) of the Internal Revenue Code ("IRC 817(h)") require each Portfolio to diversify its investments. To comply with these regulations each Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55 percent of the value of its total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate and distinct issuer. As such, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These diversification rules limit the amount that any Portfolio, and in particular the U.S. Government Income Portfolio can invest in any single issuer, including direct obligations of the U.S. Treasury, to 55 percent of the Portfolio's total assets at the end of any calendar quarter.

SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO INVESTS

     (1)  Securities issued or guaranteed by the U.S. Government.

     (2) Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Some of such obligations may be supported by the full faith and credit of the U.S. Treasury while others may be supported only by the credit of the particular Federal agency or instrumentality issuing the obligation.

     (3) Certificates of deposit, bankers' acceptances and letters of credit of prime quality of U.S. banks and savings and loan associations and their foreign branches (Eurodollars), foreign banks, and U.S. branches of foreign banks (Yankees) having total assets in excess of $500 million.

     (4) Certificates of deposit of prime quality fully insured as to principal by the Federal Deposit Insurance Corp.

     (5)  Commercial paper of prime quality.

     (6) Corporate notes, bonds and debentures that have a remaining maturity of 365 calendar days or less if a class of short term debt comparable with the security issued by the same issuer is of prime quality.

     (7) Repurchase agreements involving securities listed above, which are described on page 19 of this Prospectus.


     The Portfolio operates under Rule 2a-7 adopted under the Act (the "Rule") which, if certain conditions are met, allows the Portfolio to use the amortized cost method of valuing its portfolio securities to determine its net asset value per share. As long as the Portfolio continues to use the Rule, it must abide by certain conditions. Some of those conditions relate to portfolio management: (i) it must maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) it must limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, and which are of "prime quality" as determined by any major rating service or in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees in accordance with procedures adopted pursuant to the Rule; and (iii) it may not purchase any instruments with a remaining maturity of more than thirteen months within the meaning of the Act. For the purposes of this prospectus, prime quality shall mean the security (or the issuer for a comparable security) is rated in one of the two highest rating categories for short-term debt obligations by any two of Moody's Investors Service, Inc. ("Moodys"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff & Phelps") or Thomson's BankWatch, Inc., or by one of such rating agencies if only one rating agency has issued a rating with respect to the security, or, if not rated, judged by the Manager pursuant to criteria adopted by the Fund's Board of Trustees to be of comparable quality. See the Appendix for a description of ratings. In addition, the Rule requires that investments by the Money Market Portfolio which do not satisfy one of the following requirements are limited in the aggregate to 5 percent of the Portfolio's assets in regard to issues and 1 percent of assets (or $1 million if greater) in regard to any one issuer of such issues: (i) issues rated in the highest category (or the issuer is so rated for a comparable security) by at least two of such rating agencies; or
(ii) if rated by only one agency, rated in the highest category; or (iii) if unrated determined by the Board of Trustees to be of quality comparable to issues which qualify under (i) or (ii). For further information, see "Determination of Net Asset Value" in the Additional Statement.

MANAGEMENT OF ASSETS

     The Manager intends to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

     During periods of unusual market conditions when the Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including obligations listed above.


     The "Financial Highlights" table shows the Portfolios' portfolio turnover rates. The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, it is anticipated that the Equity, Mid Cap, Small Cap, U.S. Government Income, Managed and Global Equity Portfolios will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of less than 100%. A 100 percent annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year. Because the Money Market Portfolio will consist of securities with a maturity of one year or less, the turnover rate as defined is not meaningful. Because of the short-term nature of its investments, it is anticipated that the number of purchases and sales or maturities of such securities will be substantial.


RISK ASPECTS OF THE INDIVIDUAL PORTFOLIOS

     MONEY MARKET PORTFOLIO. The Money Market Portfolio conforms to requirements which permit it to maintain a constant net asset value of $1.00 per share through use of the amortized cost method of valuation. The Money Market Portfolio may invest in U.S. dollar denominated securities of foreign branches of U.S. banks and U.S. branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks. While there is no risk from exchange rate fluctuations, there may be risk of future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches.

     MANAGED AND U.S. GOVERNMENT INCOME PORTFOLIOS. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money market securities at any particular time. The U.S. Government Income Portfolio is expected to have greater interest rate risk due to the Portfolio's primary investments in mortgage-backed securities. As the Managed Portfolio may and the U.S. Government Income Portfolio will invest in mortgage-backed securities, such securities, while similar to other fixed-income securities, involve the additional risk of prepayment because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. Prepayments of mortgage principal reduce the stream of future payments and generate cash which must be reinvested. When interest rates fall, prepayments tend to rise. As such these Portfolios may have to reinvest that portion of their respective assets invested in such securities more frequently when interest rates are low than when interest rates are high.

     MID CAP PORTFOLIO. The Mid Cap Portfolio is expected to have greater risk exposure and reward potential than a portfolio which invests primarily in larger-capitalization companies. The trading volumes of securities of mid-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings. The waiting period for the achievement of an investor's objectives might be longer since these securities are not as closely monitored by research analysts. Thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. However, mid-capitalization companies often achieve higher growth rates and may experience higher failure rates than do large-capitalization companies.

     SMALL CAP PORTFOLIO. The Small Cap Portfolio is expected to have greater risk exposure and reward potential than a portfolio which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

     ADDITIONAL RISKS OF FOREIGN SECURITIES: The Global Equity, Equity, Mid Cap, Small Cap and Managed Portfolios may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Portfolios may acquire. It will be the general practice of the Global Equity Portfolio to invest in foreign equity securities. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by a Portfolio than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends, or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Investment of Assets" in the Additional Statement.

     Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

     A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Portfolio's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Portfolio's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect a Portfolio. The Portfolios do not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Portfolios will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

     It is expected that the Global Equity Portfolio will invest in American Depository Receipts ("ADRs"),European Depository Receipts ("EDRs"), or Global Depository Receipts ("GDRs") which are sponsored by persons other than the underlying issuers. ADRs are U.S. dollar-denominated securities designed for use in the U.S. securities markets. They represent and may be converted into the underlying foreign security. EDRs are designed for use in the European securities market. Issuers of the stock of such unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

     HIGH YIELD SECURITIES: It is the present intention of the Manager with respect to each of the Equity, Mid Cap, Small Cap, Global Equity and Managed Portfolios to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "junk bonds"). In the event that the Manager intends in the future to invest more than 5 percent of the net assets of any such Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment of Assets" in the Additional Statement.

     OPTIONS AND FUTURES: To the extent permitted by applicable state law, the Global Equity, Mid Cap, Small Cap and Equity Portfolios may engage in futures contracts and options on futures contracts for bona fide hedging or other non-speculative purposes. The Global Equity and Small Cap Portfolios may also engage in options on stock indices. The Mid Cap, Small Cap and Equity Portfolios may write covered call options on individual securities and the Mid Cap Portfolio may write uncovered calls and puts. These Portfolios will not enter into any leveraged futures transactions. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. For more information about Options and Futures see "Investment Techniques" in this Prospectus and "Investment of Assets" in the Additional Statement.

                           INVESTMENT TECHNIQUES

     The investment techniques or instruments described below are used for the Portfolios' investment programs:

     SHORT-TERM INVESTMENTS. Each Portfolio, other than the Money Market Portfolio, typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"). The Money Market Portfolio invests all of its assets in these types of securities. This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

     REPURCHASE AGREEMENTS. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period

(usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the SEC. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Portfolio's Board of Trustees, the Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond seven days. The staff of the SEC has taken the position that repurchase agreements are loans collateralized by the underlying securities.

     LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10 percent of the value of the total assets of the Equity, Mid Cap, Small Cap, Managed and Money Market Portfolios and 33 1/3 percent of the value of the total assets of the U.S. Government Income and Global Equity Portfolios. Securities loans must also meet applicable tests under the Internal Revenue Code. A Portfolio could experience various costs or loss if a borrower defaults on its obligation to return the borrowed securities.

     OPTIONS AND FUTURES. To the extent permitted by applicable state law, the Global Equity, Mid Cap, Small Cap and Equity Portfolios may engage in options and futures transactions. The Global Equity Portfolio may purchase and sell financial futures contracts (including bond futures contracts and index futures contracts), forward foreign currency contracts, foreign currency futures contracts, options on futures contracts and stock indices and options on currencies for bona fide hedging or other non-speculative purposes. The Mid Cap, Small Cap and Equity Portfolios may engage in futures contracts or options on futures contracts for bona fide hedging or other non-speculative purposes and to write calls on individual securities. The Mid Cap, Small Cap, Equity and Managed Portfolios may also enter into forward foreign currency contracts to purchase or sell foreign currencies in connection with any transactions in foreign securities. The Small Cap Portfolio may also engage in options on stock indices. When any of such Portfolios anticipate a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolios may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that the Portfolios' securities change in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolios of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Portfolios with attendant transaction costs. So long as the Commodities Futures Trading Commission rules so require, none of the Portfolios will enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5 percent of the liquidation value of such Portfolio's assets. When writing put options, the Fund, on behalf of the Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, such Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets.
There may not be a
complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market a Portfolio could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

     MORTGAGE-BACKED SECURITIES. The U.S. Government Income and Managed Portfolios may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

     The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments on the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Ginnie Mae certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Freddie Mac is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

     The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1 percent. It is not anticipated that the Portfolios' investments will have any particular maturity. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities. The U.S. Government Income and Managed Portfolios also may invest in "collateralized mortgage obligations" ("CMO's") which are debt obligations secured by mortgage-backed securities where the investor looks only to the issuer of the security for payment of principal and interest.


     PORTFOLIO TRANSACTIONS. The Manager's primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Manager may select CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), a former affiliate of the Manager, to execute transactions for the Portfolios. Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of portfolio trading, see the Additional Statement, "Investment Management and Other Services.")


                              INVESTMENT RESTRICTIONS

     Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. (The restrictions in 1, 2 and 3 do not apply to U.S. Government securities.) Under some of those restrictions, each Portfolio may not:

     1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

     3. Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     4. Make loans, except through the purchase of U.S. Government securities and corporate debt obligations, repurchase agreements or lending portfolio securities as described above under "Loans of Portfolio Securities".

     5. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

     6. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. (Money Market Portfolio may not invest more than 10 percent of its assets in illiquid securities.) Other investment restrictions are described in the Additional Statement.

     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

                            MANAGEMENT OF THE FUND

      The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractowners, variable life insurance Contractowners and Qualified Plans due to the difference of tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts and to the Qualified Plans. The Boards of Directors of those life insurance companies and the Manager have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, those life insurance companies have agreed, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. Qualified Plans which acquire more than 10 percent of the assets of the Fund will be required to report any potential or existing conflicts to the Trustees of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming Shares of the Portfolios held by the Qualified Plans. The Additional Statement contains information about the Trustees and Officers.

     THE ADVISORY AGREEMENT. The Manager is responsible for management of the Fund's business. Pursuant to the investment advisory agreement (the "Advisory Agreement") with the Fund, and subject to the authority of the Board of Trustees, the Manager supervises the investment operations of each Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the Fund.

     Under the Advisory Agreement the annual management fee is computed at an annual rate of .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets for the Equity, Mid Cap, Global Equity, Managed and Small Cap Portfolios, .60 percent of the average daily net assets of the U.S. Government Income Portfolio, and .40 percent of the average daily net assets of the Money Market Portfolio.

     Under the Advisory Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by the Manager under the Advisory Agreement, which is discussed below. The Manager will reimburse the Fund such that the total operating expenses (net of any expense offsets) of the Global Equity Portfolio of the Fund do not exceed 1.25 percent of its average daily net assets and so that the total operating expenses (net of any expense offsets) of each of the other Portfolios of the Fund do not exceed 1.00% of their respective average daily net assets.

     The Manager is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $67.6 billion in assets under management on March 31, 1998. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap Advisors, the Manager of the Fund. PIMCO Advisors and its affiliates (not including Oppenheimer Capital) had $145.5 billion in assets under management on February 28, 1998. A new Advisory Agreement (on identical terms as the previous Advisory Agreement) between the Fund and OpCap Advisors became effective November 5, 1997. The new Advisory Agreement was approved by the shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on October 14, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap Advisors became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ("PIMCO G.P.") a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO GP beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P., formerly Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners. The first of these is PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"). The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William S. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors.
As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control. The Additional Statement contains more information about the Advisory Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.

                       DETERMINATION OF NET ASSET VALUE

     The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the regular trading session ("Close") of the NYSE (currently 4:00 p.m. Eastern Time) each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's securities affecting materially the value of such securities (if the Fund receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value; in general, except for the Money Market Portfolio, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day or on the previous day on which the exchange was open (if a week has not elapsed between such days), at the last bid price. Debt and equity securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the most recent bid price. Valuations may be provided by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of less than 60 days are valued at amortized cost so long as the Fund's Board of Trustees determines in good faith that such method reflects fair value.
Other securities are valued by methods that the Fund's Board of Trustees believes accurately reflect fair value.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the Close of the NYSE. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the Close of the NYSE. If events materially affecting the value of such securities and exchange rates occur between the time of such determination and/or the Close of the NYSE, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Board. Further details are in the Additional Statement. The Money Market Portfolio uses the amortized cost method of valuation as described in "Additional Information on Investment Objectives and Policies - Securities in which the Money Market Portfolio Invests" in this Prospectus and "Determination of Net Asset Value" in the Additional Statement and generally will have a constant net asset value of $1.00 per share except under extraordinary circumstances.

                           PURCHASE OF SHARES

     Investments in the Fund may be made only by Variable Accounts and Qualified Plans. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the Prospectus of the Variable Accounts.

     Shares of each Portfolio of the Fund are offered to the Variable Accounts and Qualified Plans without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. OCC Distributors acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Two World Financial Center, New York, New York l0080.

                         REDEMPTION OF SHARES

     Shares of any Portfolio of the Fund can be redeemed by the Variable Accounts and Qualified Plans at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares, other than shares of the Money Market Portfolio, are expected to fluctuate accordingly. The redemption value of the Fund's shares may be either more or less than the original cost to the Variable Accounts. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (l) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC exists making trading of portfolio securities or valuation of net assets not reasonably practicable; (3) the SEC has by order permitted such suspension.

                            STATE LAW RESTRICTIONS

     The investments of the Variable Accounts are subject to the provisions of the insurance laws of the States of domicile of the life insurance companies offering the Contracts. The Fund and its Portfolios will voluntarily comply with the statutory investment restrictions applicable to the investments of life insurance company separate accounts, of the States of domicile of the life insurance companies offering the Contracts, even though these state law investment restrictions do not apply to the Fund and its Portfolios. For a description of the state law restrictions applicable to the separate accounts of the life insurance companies offering the Contracts, see the Prospectus for the Variable Accounts.

                    DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.

     MONEY MARKET PORTFOLIO. Dividends from net income on the Money Market Portfolio will be declared on each day the NYSE is open for business to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and accretion of any discount, less the amortization of market premium and the estimated expenses of the Money Market Portfolio. The amount of dividend may fluctuate from day to day and may be omitted on some days. Daily dividends accrued since the prior dividend payment will be paid monthly. Any net realized long-term capital gains will be declared and paid at least once per calendar year; net short-term gains may be paid more frequently, with the distribution of dividends from net investment income.

     U.S. GOVERNMENT INCOME PORTFOLIO. Dividends from net investment income on the U.S. Government Income Portfolio will be declared on each day the NYSE is open for business to shareholders of record as of the close of business the preceding business day. The Portfolio will pay monthly dividends from net investment income. Distributions of realized net short-term capital gains, if any, and realized long-term capital gains will be declared and paid at least once per calendar year.

     EQUITY, MID CAP, SMALL CAP, GLOBAL EQUITY AND MANAGED PORTFOLIOS. Dividends from net investment income, if any, on the Small Cap, Mid Cap, Equity, Global Equity and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains, if any, will be declared and paid at least once per calendar year.

     TAXES. Because the Fund intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts and the Qualified Plans are the sole shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to contractowners, see the Prospectus for the Variable Accounts.

                           CALCULATION OF PERFORMANCE

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated as well as performance information for the Portfolios as indicated below. This performance information does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts.

     MONEY MARKET PORTFOLIO. The performance data for this Portfolio will reflect the "yield" and "effective yield". The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


                 YIELD FOR 7-DAY PERIOD ENDED DECEMBER 31, 1997 FOR
                  MONEY MARKET PORTFOLIO OF OCC ACCUMULATION TRUST

                                      YIELD
                              CURRENT        EFFECTIVE
     MONEY MARKET PORTFOLIO    4.36%          4.45%
                               ----           ----



     PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO. The performance data for these Portfolios will reflect the "total return" and may reflect the "yield.". The "yield" refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value per share on the last day of the period. "Total Return" for each of these Portfolios refers to the value a Shareholder would receive on the date indicated if a $1,000 investment had been made the indicated number of years ago. It reflects historical investment results less charges and deductions of the Fund.

                YIELD FOR 30-DAY PERIOD ENDED DECEMBER 31, 1997 FOR
             U.S. GOVERNMENT INCOME PORTFOLIO OF OCC ACCUMULATION TRUST

                                            YIELD
     U.S. GOVERNMENT INCOME PORTFOLIO       5.32%
                                            ----

      AVERAGE ANNUAL TOTAL RETURN OF EQUITY, MID CAP, MANAGED, SMALL CAP, U.S.
                   GOVERNMENT INCOME AND GLOBAL EQUITY PORTFOLIOS
                            OF OCC ACCUMULATION TRUST(1),(2)


                              For the one year   For the five year   For the period from
                                 period ended        period ended          inception to
  Portfolio                   December 31, 1997   December 31, 1997   December 31, 1997*
  ---------                   -----------------  ------------------  --------------------
  Equity                          26.63%             19.41%                17.56%
  Mid-Cap                           N/A                N/A                   N/A
  Managed                         22.29%             19.86%                20.32%
  Small Cap                       22.24%             14.61%                15.45%
  U.S. Government Income           7.04%               N/A                  7.66%
  Global Equity                   14.02%               N/A                 16.91%



     *Inception date of the Global Equity Portfolio is March 1, 1995, the inception date of the U.S. Government Income Portfolio is January 3, 1995 and the inception date of the Mid Cap Portfolio is February 9, 1998. The Equity, Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.


    (1)On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102 respectively, with respect to the Fund.

     For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

    (2)Reflects waivers of all or a portion of the advisory fees and reimbursement of other expenses for certain Portfolios by the Manager. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the S&P 500 Stock Index, the S&P Mid Cap Index, the Wilshire 750 Mid Cap Index, the Russell Mid Cap Index, the Russell 2000, the Lehman Brothers Corporate/Government Index, the Lehman Brothers US Government Bond Index and the Morgan Stanley International (MSCI) All Country World Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                            ADDITIONAL INFORMATION

     ORGANIZATION OF THE FUND. The Fund was organized as a Massachusetts business trust on May 12, 1994 and is registered with the SEC as an open-end diversified management investment company. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into seven separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

     The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account. The Fund's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

     VOTING. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Variable Accounts will vote the shares of the Fund, or any Portfolio of the Fund, held in the Variable Accounts in accordance with instructions from Contractowners, as described under the caption "Voting Rights" in the accompanying Prospectus for the Variable Accounts. Shares for which no instructions are received as well as shares which the Manager or its parent, Oppenheimer Capital, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10 percent or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

     Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.

     CUSTODIAN AND TRANSFER AGENT. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA
02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

     CONTRACTOWNERS INQUIRIES. Inquiries concerning the purchase and sale of shares of the Fund, dividends, account statements and management and investment policies of the Fund should be directed to the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts.


     YEAR 2000 ISSUES. The management services provided to the Fund by the Manager, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other incorrect date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Manager and Transfer Agent have been actively working on necessary changes to their own computer systems to deal with the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.

                                   APPENDIX

         DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS


COMMERCIAL PAPER RATINGS


     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment.
 Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

                                OCC ACCUMULATION TRUST
                One World Financial Center,  New York, New York 10281

OCC ACCUMULATION TRUST (formerly known as Quest for Value Accumulation Trust, the "Fund") is a registered open-end diversified management investment company offering several investment alternatives. It permits an investor the flexibility of choosing among different investment objectives, through the following one Portfolio (the "Portfolio"), which is a separate series of shares of beneficial interest of the Fund ("Shares"). The investment objective of the Portfolio is as follows:

EQUITY PORTFOLIO: Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

      The Fund is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans ("Qualified Plans"). Shares of the Fund are currently sold to variable accounts of various life insurance companies for the purpose of funding variable annuity and variable life insurance contracts (the "Contracts"). These variable accounts (the "Variable Accounts") invest in Shares of the Fund in accordance with allocation instructions received from owners (the "Contractowners") of the Contracts. Allocation rights are further described in the accompanying prospectus for the Variable Accounts. The Variable Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts.

     It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in Shares of the Fund and the Qualified Plans, which may, in the future invest in Shares of the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Fund Manager. See "Management of the Fund," page 12.

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing, must be accompanied by a current prospectus for the Variable Accounts and both should be retained for future reference. A Statement of Additional Information dated May 1, 1998 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to your broker or by contacting the Fund at the address listed in this Prospectus. The Additional Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE VARIABLE ACCOUNTS. THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                    OPCAP ADVISORS
                                  Investment Manager
                             Prospectus dated May 1, 1998

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . . . .7

     Equity Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

Additional Information on Investment Objective and Policies. . . . . . . . . .7

Investment Techniques. . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . 11

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . . 13

Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

State Law Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . 14

Calculation of Performance . . . . . . . . . . . . . . . . . . . . . . . . . 15

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

                                  PROSPECTUS SUMMARY


THE FUND The Fund is a Massachusetts business trust which issues its shares in series as separate classes of shares of beneficial interest. There is currently one series available for investment through the Variable Accounts, which is designated as a or the "Portfolio" or the "Equity Portfolio."

                         The Fund commenced operations on September 16, 1994 when an investment company then called Quest for Value Accumulation Trust, with one of its portfolios corresponding to the one available portfolio of the Fund, was effectively divided into two investment funds, the original investment company, whose name was changed, and the Fund.

INVESTMENT OBJECTIVE
AND RESTRICTIONS         The investment objective of the Portfolio is set forth
                         on the cover page of this Prospectus. This objective is described in more detail under the heading
                         "Investment Objective and Policies." Although the
                         Portfolio will be actively managed by experienced professionals, there can be no assurance that the objective will be achieved.

                         The value of the portfolio securities of the Portfolio and therefore the Portfolio's net asset value per share are expected to increase or decrease because of varying factors. There are generally two types of risk associated with an investment in one or more of the Portfolios; market (or interest rate) risk and financial (or credit) risk. Market risk for equities is the risk associated with movement of the stock market in general.

                         Market risk for fixed income securities is the risk that interest rates will change, thereby affecting their value. Generally, the value of fixed income securities declines as interest rates rise, and conversely, their value rises as interest rates decline. The second type of risk, financial or credit risk, is associated with the financial condition and profitability of an individual equity or fixed income issuer. The financial risk in owning equities is related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are part of a particular industry. For fixed income securities, credit risk relates to the financial ability of an issuer to make periodic interest payments and ultimately repay the principal at maturity. (See "Additional Information on Investment Objectives and Policies" for risk aspects of the individual Portfolios).

INVESTMENT MANAGER       OpCap Advisors (the "Manager"), the investment manager
                         of the Portfolio, is investment manager and sub-adviser to several other registered investment companies with assets under management of approximately $18.3 billion at March 31, 1998 and is a subsidiary of Oppenheimer
                         Capital, a registered investment adviser, which had assets under management, including those of OpCap
                         Advisors, of approximately $67.6 billion at March 31, 1998.

MANAGEMENT FEE           The Manager receives a monthly fee from the Portfolio
                         at varying annual percentage rates of average daily net assets, as follows: .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets for the Equity Portfolio (see page 12).

PURCHASES AND
REDEMPTION OF SHARES     Currently, shares of the Fund are sold at their net
                         asset value per share, without sales charge, for allocation to the Variable Accounts as the underlying investment for the Contracts. Accordingly, the interest of the Contractowner with respect to the Fund is subject to the terms of the Contract as described in the accompanying Prospectus for the Variable Accounts, which should be reviewed carefully by a person considering the purchase of a Contract. That
                         Prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Variable
                         Accounts as shareholders of the Fund should be distinguished from the rights of a Contractowner which are described in the Contract. As long as shares of the Fund are sold for allocation to the Variable
                         Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Variable Accounts.
                         Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Additional Statement, and the accompanying Prospectus for the Variable Accounts.

                               OCC ACCUMULATION TRUST

                                FINANCIAL HIGHLIGHTS

The financial highlights for the years ended December 31, 1997, 1996 and 1995, and for the period from September 16, 1994 through December 31, 1994 for the Equity Portfolio have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Additional Statement (Part B). This information should be read in conjunction with the financial statements and related notes thereto included in the Additional Statement. Total return information for the Equity Portfolio provided in the Financial Highlights does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts. Inclusion of these charges and deductions would reduce the total return of the Portfolio of the Fund. Further information about the performance of the Equity Portfolio is available in the Fund's Annual Report or semi-annual report. Annual reports or semi-annual reports can be obtained without charge upon written requests to the insurance companies issuing the Contracts.

                               OCC ACCUMULATION TRUST
                                   EQUITY PORTFOLIO
                                FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                         Year ended December 31,
                                                            ---------------------------------------------  September 16, 1994 (1)
                                                                   1997            1996          1995      to December 31, 1994
                                                            ---------------   ------------    -----------  ----------------------
Net asset value, beginning of period . . . . . . . . . . . .         $30.07         $25.05         $18.12              $18.57
                                                                -----------    -----------     ----------          ----------
Income from investment operations
Net investment income. . . . . . . . . . . . . . . . . . . .           0.39           0.21           0.31                0.09
Net realized and unrealized gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . .           7.34           5.52           6.71               (0.54)
                                                                -----------    -----------     ----------          ----------
  Total income from investment operations. . . . . . . . . .           7.73           5.73           7.02               (0.45)
                                                                -----------    -----------     ----------          ----------
Dividends and distributions to shareholders
Dividends to shareholders from
   net investment income . . . . . . . . . . . . . . . . . .          (0.28)         (0.24)         (0.09)                  -
Distributions to shareholders from
   net realized gains. . . . . . . . . . . . . . . . . . . .          (1.00)         (0.47)             -                   -
                                                                -----------    -----------     ----------          ----------
  Total dividends and distributions to shareholders. . . . .          (1.28)         (0.71)         (0.09)                  -
                                                                -----------    -----------     ----------          ----------
Net asset value, end of period . . . . . . . . . . . . . . .         $36.52         $30.07         $25.05              $18.12
                                                                -----------    -----------     ----------          ----------
                                                                -----------    -----------     ----------          ----------
Total return (2) . . . . . . . . . . . . . . . . . . . . . .          26.6%          23.4%          38.9%               (2.4%)
                                                                -----------    -----------     ----------          ----------
                                                                -----------    -----------     ----------          ----------
Net assets, end of period. . . . . . . . . . . . . . . . . .    $28,819,978    $19,842,998     $9,035,982          $4,281,256
                                                                -----------    -----------     ----------          ----------
Ratio of net operating expenses
    to average net assets (5). . . . . . . . . . . . . . . .           0.99%(4)       0.93%(6)       0.72%(6)            0.72%(3,6)
                                                                -----------    -----------     ----------          ----------
Ratio of net investment income
    to average net assets. . . . . . . . . . . . . . . . . .           1.25%(4)       1.29%(6)       1.74%(6)            1.80%(3,6)
                                                                -----------    -----------     ----------          ----------
Portfolio turnover rate. . . . . . . . . . . . . . . . . . .            32%            36%            31%                  6%
                                                                -----------    -----------     ----------          ----------
Average commission rate  . . . . . . . . . . . . . . . . . .        $0.0557        $0.0588             --                  --
                                                                -----------    -----------     ----------          ----------
-------------------------------------------------------------------------------------------------------------------------------



(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $24,986,972.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                          INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of the Portfolio are described below. The investment objective of the Portfolio is a fundamental policy which cannot be changed for the Portfolio without a majority vote of the shareholders of the Portfolio; investment policies are not fundamental and may be adjusted by the Manager at any time, usually in response to its perception of developments in the securities markets. The extent to which the Portfolio will be able to achieve its distinct investment objectives depends upon the Manager's ability to evaluate and develop the information it receives into a successful investment program. Although the Portfolio will be managed by experienced professionals, there can be no assurance that the Portfolio will achieve its investment objective. The values of the securities held in the Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for the Portfolio.


INVESTMENT OBJECTIVE OF THE PORTFOLIO

EQUITY PORTFOLIO

     The investment objective of the Equity Portfolio is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Manager's intention to invest in securities of companies which in the Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. Investments of the Equity Portfolio are managed by Eileen Rominger, Managing Director of Oppenheimer Capital. Ms. Rominger has been an analyst and portfolio manager at Oppenheimer Capital since 1981. She graduated from Fairfield University with a BA Cum Laude and earned an MBA in Finance from the Wharton Graduate School of Business.


             ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE AND POLICIES

     For the Equity Portfolio, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65 percent of the Portfolio's assets will be invested in common stocks or securities convertible into common stocks.

     In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, the Equity Portfolio may invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents.

     The Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short term money market securities and cash equivalents.

     Regulations under Section 817(h) of the Internal Revenue Code ("IRC 817(h)") require the Portfolio to diversify its investments. To comply with these regulations the Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55 percent of the value of its total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate and distinct issuer. As such, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These diversification rules limit the amount that the Portfolio can invest in any single issuer, including direct obligations of the U.S. Treasury, to 55 percent of the Portfolio's total assets at the end of any calendar quarter.


MANAGEMENT OF ASSETS

     The Manager intends to manage the Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Portfolio's current income available for distribution to its shareholders. While the Portfolio is not managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities.
Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

     During periods of unusual market conditions when the Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of the Portfolio may be invested in cash or cash equivalents including obligations listed above.

     The "Financial Highlights" table shows the Portfolio's portfolio turnover rates. The portfolio turnover rate of the Portfolio cannot be accurately predicted. Nevertheless, it is anticipated that the Equity Portfolio will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of less than 100%. A 100 percent annual turnover rate would occur, for example, if all the securities in the Portfolio's investment portfolio were replaced once in a period of one year.


RISK ASPECTS OF THE PORTFOLIO

     ADDITIONAL RISKS OF FOREIGN SECURITIES: The Equity Portfolio may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Portfolios may acquire. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Portfolio than is available concerning U.S. companies.
In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends, or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Investment of Assets" in the Additional Statement.

     Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies.
Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

     A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Portfolio's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Portfolio's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect the Portfolio.
The Portfolio does not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Portfolio will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

     HIGH YIELD SECURITIES: It is the present intention of the Manager with respect to the Equity Portfolio to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "junk bonds"). In the event that the Manager intends in the future to invest more than 5 percent of the net assets of the Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment of Assets" in the Additional Statement.

     OPTIONS AND FUTURES: To the extent permitted by applicable state law, the Equity Portfolio may engage in futures contracts and options on futures contracts for bona fide hedging or other non-speculative purposes. The Equity Portfolio may write covered call options on individual securities. The Portfolio will not enter into any leveraged futures transactions. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. For more information about Options and Futures see "Investment Techniques" in this Prospectus and "Investment of Assets" in the Additional Statement.


                                INVESTMENT TECHNIQUES

     The investment techniques or instruments described below are used for the Portfolio's investment programs:

     SHORT-TERM INVESTMENTS. The Portfolio typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less

("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which the Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

     REPURCHASE AGREEMENTS. The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. The Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the SEC. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Portfolio's Board of Trustees, the Manager considers the creditworthiness of those banks and non-bank dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. The Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond seven days. The staff of the SEC has taken the position that repurchase agreements are loans collateralized by the underlying securities.

     LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. The Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10 percent of the value of the total assets of the Equity Portfolio. Securities loans must also meet applicable tests under the Internal Revenue Code. The Portfolio could experience various costs or loss if a borrower defaults on its obligation to return the borrowed securities.

     OPTIONS AND FUTURES. To the extent permitted by applicable state law, the Equity Portfolio may engage in options and futures transactions. The Equity Portfolio may engage in futures contracts or options on futures contracts for bona fide hedging or other non-speculative purposes and to write calls on individual securities. The Equity Portfolio may also enter into forward foreign currency contracts to purchase or sell foreign currencies in connection with any transactions in foreign securities. When the Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's securities change in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolio of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Portfolios with attendant transaction costs. So long as the Commodities Futures Trading Commission rules so require, the Portfolio will not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5 percent of the liquidation value of the Portfolio's assets. When writing put options, the Fund, on behalf of the Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, the Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market the Portfolio could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

     PORTFOLIO TRANSACTIONS. The Manager's primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Manager may select CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), a former affiliate of the Manager, to execute transactions for the Portfolio. Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of portfolio trading, see the Additional Statement, "Investment Management and Other Services.")


                               INVESTMENT RESTRICTIONS

     The Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. (The restrictions in 1, 2 and 3 do not apply to U.S. Government securities.) Under some of those restrictions, the Portfolio may not:

     1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

     3. Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     4. Make loans, except through the purchase of U.S. Government securities and corporate debt obligations, repurchase agreements or lending portfolio securities as described above under "Loans of Portfolio Securities".

     5. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

     6. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Other investment restrictions are described in the Additional Statement.

     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

                                MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractowners, variable life insurance Contractowners and Qualified Plans due to the difference of tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts and to the Qualified Plans. The Boards of Directors of those life insurance companies and the Manager have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, those life insurance companies have agreed, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. Qualified Plans which acquire more than 10 percent of the assets of the Fund will be required to report any potential or existing conflicts to the Trustees of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming Shares of the Portfolios held by the Qualified Plans. The Additional Statement contains information about the Trustees and Officers.

     THE ADVISORY AGREEMENT. The Manager is responsible for management of the Fund's business. Pursuant to the investment advisory agreement (the "Advisory Agreement") with the Fund, and subject to the authority of the Board of Trustees, the Manager supervises the investment operations of the Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the Fund.

     Under the Advisory Agreement the annual management fee is computed at an annual rate of .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets for the Equity Portfolio.

     Under the Advisory Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by the Manager under the Advisory Agreement, which is discussed below. The Manager will reimburse the Fund such that the total operating expenses (net of any expense offsets) of the Equity Portfolio do not exceed 1.00% of its average daily net assets.

     The Manager is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $67.6 billion in assets under management on March 31, 1998. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap Advisors, the Manager of the Fund. PIMCO Advisors and its affiliates (not including Oppenheimer Capital) had $145.5 billion in assets under management on February 28, 1998. A new Advisory Agreement (on identical terms as the previous Advisory Agreement) between the Fund and OpCap Advisors became effective November 5, 1997. The new Advisory Agreement was approved by the shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on October 14, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap Advisors became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ("PIMCO G.P.") a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO GP beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P., formerly Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners.
The first of these is PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"). The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William S. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control. The Additional Statement contains more information about the Advisory Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.


                          DETERMINATION OF NET ASSET VALUE

     The net asset value per share is calculated separately for each Portfolio. The net asset value of the Portfolio is determined at the close of the regular trading session ("Close") of the NYSE (currently 4:00 p.m. Eastern Time) each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's securities affecting materially the value of such securities (if the Fund receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolio's securities to determine net asset value; in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day or on the previous day on which the exchange was open (if a week has not elapsed between such days), at the last bid price. Debt and equity securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the most recent bid price. Valuations may be provided by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of less than 60 days are valued at amortized cost so long as the Fund's Board of Trustees determines in good faith that such method reflects fair value. Other securities are valued by methods that the Fund's Board of Trustees believes accurately reflect fair value.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the Close of the NYSE. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the Close of the NYSE. If events materially affecting the value of such securities and exchange rates occur between the time of such determination and/or the Close of the NYSE, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Board. Further details are in the Additional Statement.


                                  PURCHASE OF SHARES

     Investments in the Fund may be made only by Variable Accounts and Qualified Plans. Persons desiring to purchase Contracts funded by the Portfolio should read this Prospectus in conjunction with the Prospectus of the Variable Accounts.

     Shares of the Portfolio are offered to the Variable Accounts and Qualified Plans without sales charge at the respective net asset values of the Portfolio next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. OCC Distributors acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Two World Financial Center, New York, New York l0080.


                                 REDEMPTION OF SHARES

     Shares of the Portfolio can be redeemed by the Variable Accounts and Qualified Plans at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in the Portfolio is subject to daily fluctuation and the net asset value of the Portfolio's shares are expected to fluctuate accordingly. The redemption value of the Fund's shares may be either more or less than the original cost to the Variable Accounts. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (l) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC exists making trading of portfolio securities or valuation of net assets not reasonably practicable; (3) the SEC has by order permitted such suspension.


                                STATE LAW RESTRICTIONS

     The investments of the Variable Accounts are subject to the provisions of the insurance laws of the States of domicile of the life insurance companies offering the Contracts. The Fund and its Portfolios will voluntarily comply with the statutory investment restrictions applicable to the investments of life insurance company separate accounts, of the States of domicile of the life insurance companies offering the Contracts, even though these state law investment restrictions do not apply to the Fund and its Portfolios. For a description of the state law restrictions applicable to the separate accounts of the life insurance companies offering the Contracts, see the Prospectus for the Variable Accounts.


                          DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.

     EQUITY PORTFOLIO. Dividends from net investment income, if any, on the Equity Portfolio will be declared and paid at least annually, and any net realized capital gains, if any, will be declared and paid at least once per calendar year.

     TAXES. Because the Fund intends to distribute all of the net investment income and capital gains of the Portfolio and otherwise qualify the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Portfolio will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts and the Qualified Plans are the sole shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to contractowners, see the Prospectus for the Variable Accounts.

                              CALCULATION OF PERFORMANCE

     From time to time the performance of the Portfolio may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for the Portfolio reflects the results of the Portfolio and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for the Portfolio does not include charges and deductions under the Contracts, comparisons with other portfolios used in connection with different variable accounts may not be useful. Set forth below for the Portfolio is the manner in which the data contained in such advertisements will be calculated as well as performance information for the Portfolio as indicated below. This performance information does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts.


                   AVERAGE ANNUAL TOTAL RETURN OF EQUITY PORTFOLIO
                             OF OCC ACCUMULATION TRUST(1,2)

                 For the one year    For the five year   For the period from
                   period ended        period ended        inception to
Portfolio        December 31, 1997   December 31, 1997   December 31, 1997*
---------       ------------------   -----------------   ------------------
Equity                26.63%                19.41%                17.56%

     * The Equity Portfolio commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.


     (1) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for the Equity Portfolio immediately after the transaction were $86,789,755, with respect to the Old Trust and $3,764,598 with respect to the Fund.

     For the period prior to September 16, 1994, the performance figures above for the Equity Portfolio reflect the performance of the corresponding Portfolio of the Old Trust.


     (2) Reflects waivers of all or a portion of the advisory fees and reimbursement of other expenses by the Manager. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the S&P 500 Stock Index and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                                ADDITIONAL INFORMATION

     ORGANIZATION OF THE FUND. The Fund was organized as a Massachusetts business trust on May 12, 1994 and is registered with the SEC as an open-end diversified management investment company. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into seven separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

     The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account. The Fund's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

     VOTING. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Variable Accounts will vote the shares of the Fund, or any Portfolio of the Fund, held in the Variable Accounts in accordance with instructions from Contractowners, as described under the caption "Voting Rights" in the accompanying Prospectus for the Variable Accounts. Shares for which no instructions are received as well as shares which the Manager or its parent, Oppenheimer Capital, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10 percent or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

     Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.


     CUSTODIAN AND TRANSFER AGENT. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

     CONTRACTOWNERS INQUIRIES. Inquiries concerning the purchase and sale of shares of the Fund, dividends, account statements and management and investment policies of the Fund should be directed to the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts.

     YEAR 2000 ISSUES. The management services provided to the Fund by the Manager, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other incorrect date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Manager and Transfer Agent have been actively working on necessary changes to their own computer systems to deal with the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.

                                       APPENDIX

              DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS


COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure.
While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards.
Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

                                OCC ACCUMULATION TRUST
                One World Financial Center,  New York, New York 10281

OCC ACCUMULATION TRUST (formerly known as Quest for Value Accumulation Trust, the "Fund") is a registered open-end diversified management investment company offering several investment alternatives. It permits an investor the flexibility of choosing among different investment objectives, through the following three Portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest of the Fund ("Shares"). The investment objective of each Portfolio is as follows:

EQUITY PORTFOLIO: Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

SMALL CAP PORTFOLIO: Capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

MANAGED PORTFOLIO: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

      The Fund is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans ("Qualified Plans"). Shares of the Fund are currently sold to variable accounts of various life insurance companies for the purpose of funding variable annuity and variable life insurance contracts (the "Contracts"). These variable accounts (the "Variable Accounts") invest in Shares of the Fund in accordance with allocation instructions received from owners (the "Contractowners") of the Contracts. Allocation rights are further described in the accompanying prospectus for the Variable Accounts. The Variable Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts.

     It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in Shares of the Fund and the Qualified Plans, which may, in the future invest in Shares of the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Fund Manager. See "Management of the Fund," page 16.

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing, must be accompanied by a current prospectus for the Variable Accounts and both should be retained for future reference. A Statement of Additional Information dated May 1, 1998 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to your broker or by contacting the Fund at the address listed in this Prospectus. The Additional Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE VARIABLE ACCOUNTS. THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    OPCAP ADVISORS
                                  Investment Manager
                             Prospectus dated May 1, 1998

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . . . .9

     Equity Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

     Small Cap Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . .9

     Managed Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

Additional Information on Investment Objectives and Policies . . . . . . . . 10

Investment Techniques. . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . 15

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . . 17

Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

State Law Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . 18

Calculation of Performance . . . . . . . . . . . . . . . . . . . . . . . . . 19

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

                                  PROSPECTUS SUMMARY


THE FUND The Fund is a Massachusetts business trust which issues its shares in series as separate classes of shares of beneficial interest. There are currently three series available for investment through the Variable Accounts, each of which is designated as a "Portfolio".
                         Together, the three Portfolios are designed to enable investors to choose a number of investment alternatives to achieve their financial goals and to shift assets conveniently among Portfolios when and if their investment aims or perception of the marketplace change.

                         The Fund commenced operations on September 16, 1994 when an investment company then called Quest for Value Accumulation Trust, with portfolios corresponding to the three available portfolios of the Fund, was effectively divided into two investment funds, the original investment company, whose name was changed, and the Fund.

INVESTMENT OBJECTIVES
AND RESTRICTIONS         The investment objective of each of the Portfolios is
                         set forth on the cover page of this Prospectus. These objectives are described in more detail under the heading "Investment Objectives and Policies." Although each Portfolio will be actively managed by experienced professionals, there can be no assurance that the objectives will be achieved.

                         The value of the portfolio securities of each Portfolio and therefore the Portfolio's net asset value per share are expected to increase or decrease because of varying factors. There are generally two types of risk associated with an investment in one or more of the Portfolios; market (or interest rate) risk and financial (or credit) risk. Market risk for equities is the risk associated with movement of the stock market in general.

                         Market risk for fixed income securities is the risk that interest rates will change, thereby affecting their value. Generally, the value of fixed income securities declines as interest rates rise, and conversely, their value rises as interest rates decline. The second type of risk, financial or credit risk, is associated with the financial condition and profitability of an individual equity or fixed income issuer. The financial risk in owning equities is related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are part of a particular industry. For fixed income securities, credit risk relates to the financial ability of an issuer to make periodic interest payments and ultimately repay the principal at maturity. (See "Additional Information on Investment Objectives and Policies" for risk aspects of the individual Portfolios).

INVESTMENT MANAGER       OpCap Advisors (the "Manager"), the investment manager
                         of each of the Portfolios, is investment manager and sub-adviser to several other registered investment companies with assets under management of approximately
                         $18.3 billion at March 31, 1998 and is a subsidiary of Oppenheimer Capital, a registered investment adviser, which had assets under management, including those of OpCap Advisors, of approximately $67.6 billion at March
                         31, 1998.

MANAGEMENT FEE           The Manager receives a monthly fee from each Portfolio
                         at varying annual percentage rates of average daily net assets, as follows: .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets for the Equity, Small Cap and Managed Portfolios (see page 16).

PURCHASES AND
REDEMPTION OF SHARES     Currently, shares of the Fund are sold at their net
                         asset value per share, without sales charge, for allocation to the Variable Accounts as the underlying investment for the Contracts. Accordingly, the interest of the Contractowner with respect to the Fund is subject to the terms of the Contract as described in the accompanying Prospectus for the Variable Accounts, which should be reviewed carefully by a person considering the purchase of a Contract. That
                         Prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Variable
                         Accounts as shareholders of the Fund should be distinguished from the rights of a Contractowner which are described in the Contract. As long as shares of the Fund are sold for allocation to the Variable
                         Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Variable Accounts.
                         Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Additional Statement, and the accompanying Prospectus for the Variable Accounts.

                               OCC ACCUMULATION TRUST

                                FINANCIAL HIGHLIGHTS

The financial highlights for the years ended December 31, 1997, 1996 and 1995, and for the period from September 16, 1994 through December 31, 1994 for the Equity, Managed and Small Cap Portfolios have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Additional Statement (Part B). This information should be read in conjunction with the financial statements and related notes thereto included in the Additional Statement. Total return information for the Portfolios of the Fund provided in the Financial Highlights does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts. Inclusion of these charges and deductions would reduce the total return of the Portfolios of the Fund. Further information about the performance of each Portfolio is available in the Fund's Annual Report or semi-annual report. Annual reports or semi-annual reports can be obtained without charge upon written requests to the insurance companies issuing the Contracts.

                               OCC ACCUMULATION TRUST
                                   EQUITY PORTFOLIO
                                FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                          Year ended December 31,
                                                              -------------------------------------------   September 16, 1994 (1)
                                                                   1997           1996            1995      to December 31, 1994
                                                              -------------    -----------     ----------   --------------------
Net asset value, beginning of period . . . . . . . . . . . .         $30.07         $25.05         $18.12             $18.57
                                                                -----------    -----------      ----------         ----------
Income from investment operations
Net investment income. . . . . . . . . . . . . . . . . . . .           0.39           0.21           0.31                0.09
Net realized and unrealized gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . .           7.34           5.52           6.71               (0.54)
                                                                -----------    -----------      ----------         ----------
  Total income from investment operations. . . . . . . . . .           7.73           5.73           7.02               (0.45)
                                                                -----------    -----------      ----------         ----------
Dividends and distributions to shareholders
Dividends to shareholders from
   net investment income . . . . . . . . . . . . . . . . . .          (0.28)         (0.24)         (0.09)                  -
Distributions to shareholders from
   net realized gains. . . . . . . . . . . . . . . . . . . .          (1.00)         (0.47)             -                   -
                                                                -----------    -----------      ----------         ----------
  Total dividends and distributions to shareholders. . . . .          (1.28)         (0.71)         (0.09)                  -
                                                                -----------    -----------      ----------         ----------
Net asset value, end of period . . . . . . . . . . . . . . .         $36.52         $30.07         $25.05              $18.12
                                                                -----------    -----------      ----------         ----------
                                                                -----------    -----------      ----------         ----------
Total return (2) . . . . . . . . . . . . . . . . . . . . . .          26.6%          23.4%          38.9%               (2.4%)
                                                                -----------    -----------      ----------         ----------
                                                                -----------    -----------      ----------         ----------
Net assets, end of period. . . . . . . . . . . . . . . . . .    $28,819,978    $19,842,998     $9,035,982          $4,281,256
                                                                -----------    -----------      ----------         ----------
Ratio of net operating expenses
    to average net assets (5). . . . . . . . . . . . . . . .           0.99%(4)       0.93%(6)       0.72%(6)            0.72%(3,6)
                                                                -----------    -----------      ----------         ----------
Ratio of net investment income
    to average net assets. . . . . . . . . . . . . . . . . .           1.25%(4)       1.29%(6)       1.74%(6)            1.80%(3,6)
                                                                -----------    -----------      ----------         ----------
Portfolio turnover rate. . . . . . . . . . . . . . . . . . .            32%            36%            31%                  6%
                                                                -----------    -----------      ----------         ----------
Average commission rate. . . . . . . . . . . . . . . . . . .        $0.0557        $0.0588             --                  --
                                                                -----------    -----------      ----------         ----------

------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $24,986,972.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                               OCC ACCUMULATION TRUST
                                   EQUITY PORTFOLIO
                                FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                          Year ended December 31,
                                                              -------------------------------------------   September 16, 1994 (1)
                                                                   1997           1996            1995      to December 31, 1994
                                                              -------------    -----------     ----------   --------------------
Net asset value, beginning of period . . . . . . . . . . . .         $36.21         $30.14         $20.83             $21.80
                                                                -----------    -----------      ----------         ----------
Income from investment operations
Net investment income. . . . . . . . . . . . . . . . . . . .           0.34           0.43           0.42                0.14
Net realized and unrealized  gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . .           7.45           6.31           9.02               (1.11)
                                                                -----------    -----------      ----------         ----------
  Total income from investment operations. . . . . . . . . .           7.79           6.74           9.44               (0.97)
                                                                -----------    -----------      ----------         ----------
Dividends and distributions to shareholders
Dividends to shareholders from
  net investment income. . . . . . . . . . . . . . . . . . .          (0.40)         (0.41)         (0.13)                  -
Distributions to shareholders from
  net realized gains . . . . . . . . . . . . . . . . . . . .          (1.22)         (0.26)             -                   -
                                                                -----------    -----------      ----------         ----------
Total dividends and distributions to shareholders. . . . . .          (1.62)         (0.67)         (0.13)                  -
                                                                -----------    -----------      ----------         ----------
Net asset value, end of period . . . . . . . . . . . . . . .         $42.38         $36.21         $30.14             $20.83
                                                                -----------    -----------      ----------         ----------
                                                                -----------    -----------      ----------         ----------
Total return (2) . . . . . . . . . . . . . . . . . . . . . .          22.3%          22.8%          45.6%               (4.4%)
                                                                -----------    -----------      ----------         ----------
                                                                -----------    -----------      ----------         ----------
Net assets, end of period. . . . . . . . . . . . . . . . . .   $466,791,224   $180,728,094    $99,188,147         $54,943,371
                                                                -----------    -----------      ----------         ----------
Ratio of net operating expenses
   to average net assets (5) . . . . . . . . . . . . . . . .           0.87%(4)       0.84%(6)        0.66%(6)           0.66%(3,6)
                                                                -----------    -----------      ----------         ----------
Ratio of net investment income
     to average net assets . . . . . . . . . . . . . . . . .          1.42%(4)       1.66%(6)         1.85%(6)           2.34%(3,6)
                                                                -----------    -----------      ----------         ----------
Portfolio turnover rate. . . . . . . . . . . . . . . . . . .            32%            27%            22%                  8%
                                                                -----------    -----------      ----------         ----------
Average commission rate. . . . . . . . . . . . . . . . . . .        $0.0571        $0.0592              -                   -
                                                                -----------    -----------      ----------         ----------

-----------------------------------------------------------------------------------------------------------------------------------



(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $290,421,930.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                               OCC ACCUMULATION TRUST
                                 SMALL CAP PORTFOLIO
                                FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                          Year ended December 31,
                                                              -------------------------------------------   September 16, 1994 (1)
                                                                   1997           1996            1995      to December 31, 1994
                                                              -------------    -----------     ----------   --------------------
Net asset value, beginning of period . . . . . . . . . . . .         $22.61         $19.91         $17.38             $17.49
                                                                -----------    -----------      ----------         ----------
Income from investment operations
Net investment income. . . . . . . . . . . . . . . . . . . .           0.08           0.14           0.26                0.06
Net realized and unrealized  gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . .           4.73           3.45           2.37               (0.17)
                                                                -----------    -----------      ----------         ----------
  Total income from investment operations. . . . . . . . . .           4.81           3.59           2.63               (0.11)
                                                                -----------    -----------      ----------         ----------
Dividends and distributions to shareholders
Dividends to shareholders from
  net investment income. . . . . . . . . . . . . . . . . . .          (0.13)         (0.25)         (0.05)                ---
Distributions to shareholders from
  net realized  gains. . . . . . . . . . . . . . . . . . . .          (0.92)         (0.64)         (0.05)                ---
                                                                -----------    -----------      ----------         ----------
  Total dividends and distributions to shareholders. . . . .          (1.05)         (0.89)         (0.10)                ---
                                                                -----------    -----------      ----------         ----------
Net asset value, end of period . . . . . . . . . . . . . . .         $26.37         $22.61         $19.91              $17.38
                                                                -----------    -----------      ----------         ----------
                                                                -----------    -----------      ----------         ----------
Total return (2) . . . . . . . . . . . . . . . . . . . . . .          22.2%          18.7%          15.2%               (0.6%)
                                                                -----------    -----------      ----------         ----------
                                                                -----------    -----------      ----------         ----------
Net assets, end of period. . . . . . . . . . . . . . . . . .   $110,564,506    $34,256,671    $16,004,392          $9,210,443
                                                                -----------    -----------      ----------         ----------
Ratio of net operating expenses
   to average net assets (5) . . . . . . . . . . . . . . . .           0.97%(4)       0.93%(6)        0.74%(6)           0.74%(3,6)
                                                                -----------    -----------      ----------         ----------
Ratio of net investment income
   to average net assets . . . . . . . . . . . . . . . . . .           0.64%(4)       1.03%(6)        1.75%(6)           1.22%(3,6)
                                                                -----------    -----------      ----------         ----------
Portfolio turnover rate. . . . . . . . . . . . . . . . . . .            68%            50%            69%                 32%
                                                                -----------    -----------      ----------         ----------
Average commission rate. . . . . . . . . . . . . . . . . . .        $0.0549        $0.0493             --                  --
                                                                -----------    -----------      ----------         ----------
--------------------------------------------------------------------------------------------------------------------------------



(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $62,297,759.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                          INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio; investment policies are not fundamental and may be adjusted by the Manager at any time, usually in response to its perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depends upon the Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. The values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.


                     INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS

EQUITY PORTFOLIO

     The investment objective of the Equity Portfolio is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Manager's intention to invest in securities of companies which in the Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. Investments of the Equity Portfolio are managed by Eileen Rominger, Managing Director of Oppenheimer Capital. Ms. Rominger has been an analyst and portfolio manager at Oppenheimer Capital since 1981. She graduated from Fairfield University with a BA Cum Laude and earned an MBA in Finance from the Wharton Graduate School of Business.


SMALL CAP PORTFOLIO

     The investment objective of the Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Smaller-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange (the "NYSE"), the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. The Small Cap Portfolio is managed by Timothy McCormack, Senior Vice President of Oppenheimer Capital and Timothy Curro and Gavin Albert, both of whom are Vice Presidents of Oppenheimer Capital. Mr. McCormack became a portfolio manager of the Portfolio in May 1996. He joined Oppenheimer Capital in 1994. From March 1993 to July 1994 Mr. McCormack was a security analyst at U.S. Trust Company and prior to that he was a securities analyst with Gabelli and Company. He has a Masters of Business Administration degree from the Wharton School. Timothy Curro and Gavin Albert became portfolio managers of the Portfolio on January 1, 1997. Mr. Curro has been a Vice President of Oppenheimer Capital since November 1996. Prior thereto, he was a general partner of Value Holdings, L.P., an investment partnership, from May 1995 to November 1996, a Vice President in the equity research department at UBS Securities Inc. from June 1994 through May 1995 and from January 1991 through February 1993 and was a partner with Omega Advisors, Inc. from March 1993 to March 1994. He has a Masters of Business Administration degree from the University of California, Berkeley. Mr. Albert, Vice President of Oppenheimer Capital since December 1996, joined the firm in September 1994 as a research analyst. Prior thereto he was a management consultant for EDS Energy Management in 1994, attended the Vanderbilt University Business School from September 1992 to May 1994 (with a Masters of Business Administration degree in finance and management) and was a financial analyst in the Corporate Finance department of Texaco, Inc. from 1990 to 1992.


MANAGED PORTFOLIO

     The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Cap Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

     The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. Although there is neither a minimum nor maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above, it is anticipated that most of the time the majority of the Portfolio's assets will be invested in common stocks. The investments of the Managed Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. He joined Oppenheimer Capital in 1991. From 1983 to 1991, he was a partner with Delafield Asset Management and from 1974 to 1970 he was a portfolio manager and analyst with Morgan Guaranty Trust Co. Mr. Glasebrook graduated with a BA from Kenyon College and received an MBA from the Harvard Graduate School of Business Administration.



     ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES

     For the Equity and the Small Cap Portfolios, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65 percent of each Portfolio's assets will be invested in common stocks or securities convertible into common stocks.

     In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, each of the Equity and Small Cap Portfolios may invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents.

     Each Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short term money market securities and cash equivalents.

     Regulations under Section 817(h) of the Internal Revenue Code ("IRC 817(h)") require each Portfolio to diversify its investments. To comply with these regulations each Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55 percent of the value of its total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate and distinct issuer. As such, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These diversification rules limit the amount that any Portfolio can invest in any single issuer, including direct obligations of the U.S. Treasury, to 55 percent of the Portfolio's total assets at the end of any calendar quarter.


MANAGEMENT OF ASSETS

     The Manager intends to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities.
Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

     During periods of unusual market conditions when the Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including obligations listed above.

     The "Financial Highlights" table shows the Portfolios' portfolio turnover rates. The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, it is anticipated that the Equity, Small Cap and Managed Portfolios will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of less than 100%. A 100 percent annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.


RISK ASPECTS OF THE INDIVIDUAL PORTFOLIOS

     MANAGED PORTFOLIO. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money market securities at any particular time. As the Managed Portfolio will invest in mortgage-backed securities, such securities, while similar to other fixed-income securities, involve the additional risk of prepayment because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. Prepayments of mortgage principal reduce the stream of future payments and generate cash which must be reinvested. When interest rates fall, prepayments tend to rise. As such these Portfolios may have to reinvest that portion of their respective assets invested in such securities more frequently when interest rates are low than when interest rates are high.

     SMALL CAP PORTFOLIO. The Small Cap Portfolio is expected to have greater risk exposure and reward potential than a portfolio which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

     ADDITIONAL RISKS OF FOREIGN SECURITIES: The Equity, Small Cap and Managed Portfolios may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Portfolios may acquire. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by a Portfolio than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends, or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Investment of Assets" in the Additional Statement.

     Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

     A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Portfolio's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Portfolio's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect a Portfolio. The Portfolios do not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Portfolios will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

     HIGH YIELD SECURITIES: It is the present intention of the Manager with respect to each of the Equity, Small Cap and Managed Portfolios to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "junk bonds"). In the event that the Manager intends in the future to invest more than 5 percent of the net assets of any such Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment of Assets" in the Additional Statement.

     OPTIONS AND FUTURES: To the extent permitted by applicable state law, the Small Cap and Equity Portfolios may engage in futures contracts and options on futures contracts for bona fide hedging or other non-speculative purposes. The Small Cap Portfolio may also engage in options on stock indices. The Small Cap and Equity Portfolios may write covered call options on individual securities. These Portfolios will not enter into any leveraged futures transactions. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. For more information about Options and Futures see "Investment Techniques" in this Prospectus and "Investment of Assets" in the Additional Statement.


                                INVESTMENT TECHNIQUES

     The investment techniques or instruments described below are used for the Portfolios' investment programs:

     SHORT-TERM INVESTMENTS. Each Portfolio typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

     REPURCHASE AGREEMENTS. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the SEC. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Portfolio's Board of Trustees, the Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond seven days. The staff of the SEC has taken the position that repurchase agreements are loans collateralized by the underlying securities.

     LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10 percent of the value of the total assets of the Equity, Small Cap and Managed Portfolios. Securities loans must also meet applicable tests under the Internal Revenue Code. A Portfolio could experience various costs or loss if a borrower defaults on its obligation to return the borrowed securities.

     OPTIONS AND FUTURES. To the extent permitted by applicable state law, the Small Cap and Equity Portfolios may engage in options and futures transactions. The Small Cap and Equity Portfolios may engage in futures contracts or options on futures contracts for bona fide hedging or other non-speculative purposes and to write calls on individual securities. The Small Cap, Equity and Managed Portfolios may also enter into forward foreign currency contracts to purchase or sell foreign currencies in connection with any transactions in foreign securities. The Small Cap Portfolio may also engage in options on stock indices. When any of such Portfolios anticipate a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolios may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that the Portfolios' securities change in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolios of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Portfolios with attendant transaction costs. So long as the Commodities Futures Trading Commission rules so require, none of the Portfolios will enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5 percent of the liquidation value of such Portfolio's assets. When writing put options, the Fund, on behalf of the Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, such Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market a Portfolio could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

     MORTGAGE-BACKED SECURITIES. The Managed Portfolio may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

     The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments on the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Ginnie Mae certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Freddie Mac is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

     The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1 percent. It is not anticipated that the Portfolios' investments will have any particular maturity. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities. The Managed Portfolio also may invest in "collateralized mortgage obligations" ("CMO's") which are debt obligations secured by mortgage-backed securities where the investor looks only to the issuer of the security for payment of principal and interest.

     PORTFOLIO TRANSACTIONS. The Manager's primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Manager may select CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), a former affiliate of the Manager, to execute transactions for the Portfolios. Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of portfolio trading, see the Additional Statement, "Investment Management and Other Services.")


                               INVESTMENT RESTRICTIONS

     Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. (The restrictions in 1, 2 and 3 do not apply to U.S. Government securities.) Under some of those restrictions, each Portfolio may not:

     1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

     3. Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     4. Make loans, except through the purchase of U.S. Government securities and corporate debt obligations, repurchase agreements or lending portfolio securities as described above under "Loans of Portfolio Securities".

     5. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

     6. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Other investment restrictions are described in the Additional Statement.

     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.


                                MANAGEMENT OF THE FUND


     The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractowners, variable life insurance Contractowners and Qualified Plans due to the difference of tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts and to the Qualified Plans. The Boards of Directors of those life insurance companies and the Manager have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, those life insurance companies have agreed, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. Qualified Plans which acquire more than 10 percent of the assets of the Fund will be required to report any potential or existing conflicts to the Trustees of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming Shares of the Portfolios held by the Qualified Plans. The Additional Statement contains information about the Trustees and Officers.

     THE ADVISORY AGREEMENT. The Manager is responsible for management of the Fund's business. Pursuant to the investment advisory agreement (the "Advisory Agreement") with the Fund, and subject to the authority of the Board of Trustees, the Manager supervises the investment operations of each Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the Fund.

     Under the Advisory Agreement the annual management fee is computed at an annual rate of .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets for the Equity, Managed and Small Cap Portfolios.

     Under the Advisory Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by the Manager under the Advisory Agreement, which is discussed below. The Manager will reimburse the Fund such that the total operating expenses (net of any expense offsets) of each of the Equity, Small Cap and Managed Portfolios do not exceed 1.00% of their respective average daily net assets.

     The Manager is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $67.6 billion in assets under management on March 31, 1998. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap Advisors, the Manager of the Fund. PIMCO Advisors and its affiliates (not including Oppenheimer Capital) had $145.5 billion in assets under management on February 28, 1998. A new Advisory Agreement (on identical terms as the previous Advisory Agreement) between the Fund and

OpCap Advisors became effective November 5, 1997. The new Advisory Agreement was approved by the shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on October 14, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap Advisors became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ("PIMCO G.P.") a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO GP beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P., formerly Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners. The first of these is PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"). The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William
S. Thompson Jr., William S. Powers, David H. Edington, Benjamin Trosky, William
R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control. The Additional Statement contains more information about the Advisory Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.


                          DETERMINATION OF NET ASSET VALUE

     The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the regular trading session ("Close") of the NYSE (currently 4:00 p.m. Eastern Time) each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's securities affecting materially the value of such securities (if the Fund receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value; in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day or on the previous day on which the exchange was open (if a week has not elapsed between such days), at the last bid price. Debt and equity securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the most recent bid price. Valuations may be provided by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of less than 60 days are valued at amortized cost so long as the Fund's Board of Trustees determines in good faith that such method reflects fair value. Other securities are valued by methods that the Fund's Board of Trustees believes accurately reflect fair value.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the Close of the NYSE. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the Close of the NYSE. If events materially affecting the value of such securities and exchange rates occur between the time of such determination and/or the Close of the NYSE, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Board. Further details are in the Additional Statement.

                                  PURCHASE OF SHARES

     Investments in the Fund may be made only by Variable Accounts and Qualified Plans. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the Prospectus of the Variable Accounts.

     Shares of each Portfolio of the Fund are offered to the Variable Accounts and Qualified Plans without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. OCC Distributors acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Two World Financial Center, New York, New York l0080.


                                 REDEMPTION OF SHARES

     Shares of any Portfolio of the Fund can be redeemed by the Variable Accounts and Qualified Plans at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares are expected to fluctuate accordingly. The redemption value of the Fund's shares may be either more or less than the original cost to the Variable Accounts. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (l) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC exists making trading of portfolio securities or valuation of net assets not reasonably practicable; (3) the SEC has by order permitted such suspension.


                                STATE LAW RESTRICTIONS

     The investments of the Variable Accounts are subject to the provisions of the insurance laws of the States of domicile of the life insurance companies offering the Contracts. The Fund and its Portfolios will voluntarily comply with the statutory investment restrictions applicable to the investments of life insurance company separate accounts, of the States of domicile of the life insurance companies offering the Contracts, even though these state law investment restrictions do not apply to the Fund and its Portfolios. For a description of the state law restrictions applicable to the separate accounts of the life insurance companies offering the Contracts, see the Prospectus for the Variable Accounts.


                          DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.

     EQUITY, SMALL CAP AND MANAGED PORTFOLIOS. Dividends from net investment income, if any, on the Small Cap, Equity and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains, if any, will be declared and paid at least once per calendar year.

     TAXES. Because the Fund intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts and the Qualified Plans are the sole shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to contractowners, see the Prospectus for the Variable Accounts.


                              CALCULATION OF PERFORMANCE

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated as well as performance information for the Portfolios as indicated below. This performance information does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts.



       AVERAGE ANNUAL TOTAL RETURN OF EQUITY, MANAGED AND SMALL CAP PORTFOLIOS
                           OF OCC ACCUMULATION TRUST(1),(2)

                For the one year    For the five year   For the period from
                   period ended         period ended        inception to
Portfolio       December 31, 1997   December 31, 1997   December 31, 1997*
---------       -----------------   -----------------   ------------------
Equity                26.63%             19.41%                17.56%
Managed               22.29%             19.86%                20.32%
Small Cap             22.24%             14.61%                15.45%


     * The Equity, Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.



     (1) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102 respectively, with respect to the Fund.

     For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.


     (2) Reflects waivers of all or a portion of the advisory fees and reimbursement of other expenses for certain Portfolios by the Manager. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the S&P 500 Stock Index, the Russell 2000 and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                                ADDITIONAL INFORMATION

     ORGANIZATION OF THE FUND. The Fund was organized as a Massachusetts business trust on May 12, 1994 and is registered with the SEC as an open-end diversified management investment company. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into seven separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

     The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account. The Fund's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

     VOTING. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Variable Accounts will vote the shares of the Fund, or any Portfolio of the Fund, held in the Variable Accounts in accordance with instructions from Contractowners, as described under the caption "Voting Rights" in the accompanying Prospectus for the Variable Accounts. Shares for which no instructions are received as well as shares which the Manager or its parent, Oppenheimer Capital, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10 percent or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

     Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.


     CUSTODIAN AND TRANSFER AGENT. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

     CONTRACTOWNERS INQUIRIES. Inquiries concerning the purchase and sale of shares of the Fund, dividends, account statements and management and investment policies of the Fund should be directed to the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts.

     YEAR 2000 ISSUES. The management services provided to the Fund by the Manager, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other incorrect date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Manager and Transfer Agent have been actively working on necessary changes to their own computer systems to deal with the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.

                                       APPENDIX

              DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS



COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure.
While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards.
Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

                                OCC ACCUMULATION TRUST
                One World Financial Center,  New York, New York 10281

OCC ACCUMULATION TRUST (formerly known as Quest for Value Accumulation Trust, the "Fund") is a registered open-end diversified management investment company offering several investment alternatives. It permits an investor the flexibility of choosing among different investment objectives, through the following two Portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest of the Fund ("Shares"). The investment objective of each Portfolio is as follows:

GLOBAL EQUITY PORTFOLIO: Long term capital appreciation through a global investment strategy primarily involving equity securities.

MANAGED PORTFOLIO: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

     The Fund is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans ("Qualified Plans"). Shares of the Fund are currently sold to variable accounts of various life insurance companies for the purpose of funding variable annuity and variable life insurance contracts (the "Contracts"). These variable accounts (the "Separate Accounts") invest in Shares of the Fund in accordance with allocation instructions received from owners (the "Contractowners") of the Contracts. Allocation rights are further described in the accompanying prospectus for the Variable Accounts. The Separate Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts.

     It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in Shares of the Fund and the Qualified Plans, which may, in the future invest in Shares of the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Fund Manager. See "Management of the Fund," page 14.

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing, must be accompanied by a current prospectus for the Variable Accounts and both should be retained for future reference. A Statement of Additional Information dated May 1, 1998 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to your broker or by contacting the Fund at the address listed in this Prospectus. The Additional Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE VARIABLE ACCOUNTS. THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    OPCAP ADVISORS
                                  Investment Manager
                             Prospectus dated May 1, 1998

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . . . .8

     Global Equity Portfolio . . . . . . . . . . . . . . . . . . . . . . . . .8

     Managed Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

Additional Information on Investment Objectives and Policies . . . . . . . . .9

Investment Techniques. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . 13

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . . 15

Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

State Law Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . 17

Calculation of Performance . . . . . . . . . . . . . . . . . . . . . . . . . 17

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

                                  PROSPECTUS SUMMARY


THE FUND The Fund is a Massachusetts business trust which issues its shares in series as separate classes of shares of beneficial interest. There are currently two series available for investment through the Separate Accounts, each of which is designated as a "Portfolio".
                         Together, the two Portfolios are designed to enable investors to choose a number of investment alternatives to achieve their financial goals and to shift assets conveniently among Portfolios when and if their investment aims or perception of the marketplace change.

                         The Fund commenced operations on September 16, 1994 when an investment company then called Quest for Value Accumulation Trust, with portfolios corresponding to one of the current two available portfolios of the Fund, was effectively divided into two investment funds, the original investment company, whose name was changed, and the Fund.

INVESTMENT OBJECTIVES
AND RESTRICTIONS         The investment objective of each of the Portfolios is
                         set forth on the cover page of this Prospectus. These objectives are described in more detail under the heading "Investment Objectives and Policies." Although each Portfolio will be actively managed by experienced professionals, there can be no assurance that the objectives will be achieved.

                         The value of the portfolio securities of each Portfolio and therefore the Portfolio's net asset value per share are expected to increase or decrease because of varying factors. There are generally two types of risk associated with an investment in one or more of the Portfolios; market (or interest rate) risk and financial (or credit) risk. Market risk for equities is the risk associated with movement of the stock market in general.

                         Market risk for fixed income securities is the risk that interest rates will change, thereby affecting their value. Generally, the value of fixed income securities declines as interest rates rise, and conversely, their value rises as interest rates decline. The second type of risk, financial or credit risk, is associated with the financial condition and profitability of an individual equity or fixed income issuer. The financial risk in owning equities is related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are part of a particular industry. For fixed income securities, credit risk relates to the financial ability of an issuer to make periodic interest payments and ultimately repay the principal at maturity. (See "Additional Information on Investment Objectives and Policies" for risk aspects of the individual Portfolios).

INVESTMENT MANAGER       OpCap Advisors (the "Manager"), the investment manager
                         of each of the Portfolios, is investment manager and sub-adviser to several other registered investment companies with assets under management of approximately
                         $18.3 billion at March 31, 1998 and is a subsidiary of Oppenheimer Capital, a registered investment adviser, which had assets under management, including those of OpCap Advisors, of approximately $67.6 billion at March
                         31, 1998.

MANAGEMENT FEE           The Manager receives a monthly fee from each Portfolio
                         at varying annual percentage rates of average daily net
                         assets, as follows:  .80 percent on the first $400
                         million, .75 percent on the next $400 million and .70
                         percent thereafter of
                         the average daily net assets for the Managed and Global
                         Equity Portfolios (see page 14).
PURCHASES AND
REDEMPTION OF SHARES     Currently, shares of the Fund are sold at their net
                         asset value per share, without sales charge, for allocation to the Separate Accounts as the underlying investment for the Contracts. Accordingly, the interest of the Contractowner with respect to the Fund is subject to the terms of the Contract as described in the accompanying Prospectus for the Separate Accounts, which should be reviewed carefully by a person considering the purchase of a Contract. That
                         Prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Separate
                         Accounts as shareholders of the Fund should be distinguished from the rights of a Contractowner which are described in the Contract. As long as shares of the Fund are sold for allocation to the Separate
                         Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Separate Accounts.
                         Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Additional Statement, and the accompanying Prospectus for the Separate Accounts.

                               OCC ACCUMULATION TRUST

                                FINANCIAL HIGHLIGHTS

The financial highlights for the years ended December 31, 1997, 1996 and 1995, and for the period from September 16, 1994 through December 31, 1994 for the Managed Portfolio; and for the years ended December 31, 1997 and 1996 and for the period from March 1, 1995 through December 31, 1995 for the Global Equity Portfolio have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Additional Statement (Part B). This information should be read in conjunction with the financial statements and related notes thereto included in the Additional Statement. Total return information for the Portfolios of the Fund provided in the Financial Highlights does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Separate Accounts. Inclusion of these charges and deductions would reduce the total return of the Portfolios of the Fund. Further information about the performance of each Portfolio is available in the Fund's Annual Report or semi-annual report. Annual reports or semi-annual reports can be obtained without charge upon written requests to the insurance companies issuing the Contracts.

                               OCC ACCUMULATION TRUST
                               GLOBAL EQUITY PORTFOLIO
                                FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                  Year ended December 31,
                                                             -----------------------------------           March 1, 1995 (1)
                                                                  1997                1996                 December 31, 1995
                                                             ----------------     --------------        ---------------------
Net asset value, beginning of period . . . . . . . . . . . .         $13.23               $11.61                 $10.00
                                                                -----------          -----------              -----------
Income from investment operations
Net investment income. . . . . . . . . . . . . . . . . . . .           0.06                 0.04                    0.05
Net realized and unrealized gain
  on investments . . . . . . . . . . . . . . . . . . . . . .           1.79                 1.70                    1.83
                                                                -----------          -----------              -----------
  Total income from investment operations. . . . . . . . . .           1.85                 1.74                    1.88
                                                                -----------          -----------              -----------
Dividends and distributions to shareholders
Dividends to shareholders from net investment income . . . .          (0.04)               (0.05)                  (0.03)
Distributions to shareholders in excess of
  net investment income. . . . . . . . . . . . . . . . . . .          (0.03)                ----                    ----
Distributions to shareholders from net realized gains. . . .          (0.69)               (0.07)                  (0.24)
                                                                -----------          -----------              -----------
  Total dividends and distributions to shareholders. . . . .          (0.76)               (0.12)                  (0.27)
                                                                -----------          -----------              -----------
Net asset value, end of period . . . . . . . . . . . . . . .         $14.32               $13.23                  $11.61
                                                                -----------          -----------              -----------
                                                                -----------          -----------              -----------
Total return (2) . . . . . . . . . . . . . . . . . . . . . .          14.0%                15.0%                   18.9%
                                                                -----------          -----------              -----------
                                                                -----------          -----------              -----------
Net assets, end of period. . . . . . . . . . . . . . . . . .    $25,873,628          $16,972,488              $2,891,321
                                                                -----------          -----------              -----------
Ratio of net operating expenses to average net assets (5,6).           1.19%(4)             1.42%                   1.25%(3)
                                                                -----------          -----------              -----------
Ratio of net investment income to average net assets (6) . .           0.45%(4)             0.81%                   1.02%(3)
                                                                -----------          -----------              -----------
Portfolio turnover rate. . . . . . . . . . . . . . . . . . .            53%                  40%                     67%
                                                                -----------          -----------              -----------
Average commission rate. . . . . . . . . . . . . . . . . . .        $0.0253              $0.0254                      --
                                                                -----------          -----------              -----------
-----------------------------------------------------------------------------------------------------------------------------



(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized ) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $23,063,042.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1H in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income
    (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%), annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

                               OCC ACCUMULATION TRUST
                                  MANAGED PORTFOLIO
                                FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                    Year ended December 31,
                                              ---------------------------------------------------    September 16, 1994 (1)
                                                    1997              1996            1995           to December 31, 1994
                                              ----------------   --------------  --------------      ----------------------
Net asset value, beginning of period . . . .        $36.21            $30.14           $20.83                     $21.80
                                               ------------      ------------     -----------                -----------
Income from investment operations
Net investment income. . . . . . . . . . . .          0.34              0.43             0.42                       0.14
Net realized and unrealized  gain (loss)
  on investments . . . . . . . . . . . . . .          7.45              6.31             9.02                      (1.11)
                                               ------------      ------------     -----------                -----------
  Total income from investment operations. .          7.79              6.74             9.44                      (0.97)
                                               ------------      ------------     -----------                -----------
Dividends and distributions to shareholders
Dividends to shareholders from
  net investment income. . . . . . . . . . .         (0.40)            (0.41)           (0.13)
     -
Distributions to shareholders from
  net realized gains . . . . . . . . . . . .         (1.22)            (0.26)               -                          -
                                               ------------      ------------     -----------                -----------
Total dividends and distributions to
  shareholders . . . . . . . . . . . . . . .         (1.62)            (0.67)           (0.13)                         -
                                               ------------      ------------     -----------                -----------
Net asset value, end of period . . . . . . .        $42.38            $36.21           $30.14                    $20.83
                                               ------------      ------------     -----------                -----------
                                               ------------      ------------     -----------                -----------
Total return (2) . . . . . . . . . . . . . .         22.3%             22.8%            45.6%                      (4.4%)
                                               ------------      ------------     -----------                -----------
                                               ------------      ------------     -----------                -----------
Net assets, end of period. . . . . . . . . .  $466,791,224      $180,728,094      $99,188,147                $54,943,371
                                               ------------      ------------     -----------                -----------
Ratio of net operating expenses
   to average net assets (5) . . . . . . . .          0.87%(4)          0.84%(6)         0.66%(6)                   0.66%(3,6)
                                               ------------      ------------     -----------                -----------
Ratio of net investment income
     to average net assets . . . . . . . . .          1.42%(4)          1.66%(6)         1.85%(6)                   2.34%(3,6)
                                               ------------      ------------     -----------                -----------
Portfolio turnover rate. . . . . . . . . . .           32%               27%              22%                         8%
                                               ------------      ------------     -----------                -----------
Average commission rate. . . . . . . . . . .        $0.0571           $0.0592               -                          -
                                               ------------      ------------     -----------                -----------

----------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $290,421,930.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                          INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio; investment policies are not fundamental and may be adjusted by the Manager at any time, usually in response to its perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depends upon the Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. The values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.


INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS


GLOBAL EQUITY PORTFOLIO

     The investment objective of the Global Equity Portfolio is to seek long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities. The Portfolio may invest anywhere in the world with no requirement that any specific percentage of its assets be committed to any given country. Under normal circumstances, at least 65 percent of the Portfolio's total assets will be invested in equity securities in at least three different countries, one of which may be the United States. Opportunities for capital appreciation may also be presented by debt securities. The Portfolio may invest up to 35 percent of its total assets in debt obligations with remaining maturities of one year or more of U.S. or foreign corporate, governmental or bank issuers. It is the present intention of the Portfolio, although not a fundamental policy, not to invest more than 5 percent of its total assets in debt securities rated below investment-grade. Although there is no minimum rating for this category of debt investments of the Portfolio, the Portfolio does not intend to invest in bonds which are in default. Domestic investments of this Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. He joined Oppenheimer Capital in 1991. From 1983 to 1991, he was a partner with Delafield Asset Management and from 1974 to 1970 he was a portfolio manager and analyst with Morgan Guaranty Trust Co. Mr. Glasebrook graduated with a BA from Kenyon College and received an MBA from the Harvard Graduate School of Business Administration. The Portfolio's investments in foreign securities are managed by Pierre Daviron, President and Chief Investment Officer of Oppenheimer Capital International, a division of Oppenheimer Capital created in 1993 and Managing Director of Oppenheimer Capital. Previously, he was Chairman and Chief Executive Officer at Indosuez Gartmore Asset Management, a division of Banque Indosuez, Paris, France. Prior thereto he was a Managing Director in Mergers and Acquisitions at J.P. Morgan. Mr. Daviron is a graduate of Hautes Etudes Commerciales in Paris.


MANAGED PORTFOLIO

     The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Cap Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

     The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. Although there is neither a minimum nor maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above, it is anticipated that most of the time the majority of the Portfolio's assets will be invested in common stocks. The investments of the Managed Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital.


     ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES

     For the Global Equity Portfolio, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65 percent of the Portfolio's assets will be invested in common stocks or securities convertible into common stocks.


     In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, the Global Equity Portfolio may invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents.

     Each Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short term money market securities and cash equivalents.

     Regulations under Section 817(h) of the Internal Revenue Code ("IRC 817(h)") require each Portfolio to diversify its investments. To comply with these regulations each Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55 percent of the value of its total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate and distinct issuer. As such, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These diversification rules limit the amount that any Portfolio can invest in any single issuer, including direct obligations of the U.S. Treasury, to 55 percent of the Portfolio's total assets at the end of any calendar quarter.

MANAGEMENT OF ASSETS

     The Manager intends to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities.
Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

     During periods of unusual market conditions when the Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including obligations listed above.

     The "Financial Highlights" table shows the Portfolios' portfolio turnover rates. The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, it is anticipated that Managed and Global Equity Portfolios will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of less than 100%. A 100 percent annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.

RISK ASPECTS OF THE INDIVIDUAL PORTFOLIOS

     MANAGED PORTFOLIO. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money market securities at any particular time. As the Managed Portfolio may invest in mortgage-backed securities, such securities, while similar to other fixed-income securities, involve the additional risk of prepayment because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. Prepayments of mortgage principal reduce the stream of future payments and generate cash which must be reinvested. When interest rates fall, prepayments tend to rise. As such these Portfolios may have to reinvest that portion of their respective assets invested in such securities more frequently when interest rates are low than when interest rates are high.

     ADDITIONAL RISKS OF FOREIGN SECURITIES: The Global Equity and Managed Portfolios may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Portfolios may acquire. It will be the general practice of the Global Equity Portfolio to invest in foreign equity securities. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by a Portfolio than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends, or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Investment of Assets" in the Additional Statement.

     Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

     A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Portfolio's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Portfolio's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect a Portfolio. The Portfolios do not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Portfolios will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

     It is expected that the Global Equity Portfolio will invest in American Depository Receipts ("ADRs"),European Depository Receipts ("EDRs"), or Global Depository Receipts ("GDRs") which are sponsored by persons other than the underlying issuers. ADRs are U.S. dollar-denominated securities designed for use in the U.S. securities markets. They represent and may be converted into the underlying foreign security. EDRs are designed for use in the European securities market. Issuers of the stock of such unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

     HIGH YIELD SECURITIES: It is the present intention of the Manager with respect to each of the Global Equity and Managed Portfolios to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "junk bonds"). In the event that the Manager intends in the future to invest more than 5 percent of the net assets of any such Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment of Assets" in the Additional Statement.

     OPTIONS AND FUTURES: To the extent permitted by applicable state law, the Global Equity Portfolio may engage in futures contracts and options on futures contracts for bona fide hedging or other non-speculative purposes. The Global Equity Portfolio may also engage in options on stock indices. The Portfolio will not enter into any leveraged futures transactions. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. For more information about Options and Futures see "Investment Techniques" in this Prospectus and "Investment of Assets" in the Additional Statement.


                                INVESTMENT TECHNIQUES

     The investment techniques or instruments described below are used for the Portfolios' investment programs:

     SHORT-TERM INVESTMENTS. Each Portfolio typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

     REPURCHASE AGREEMENTS. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the SEC. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Portfolio's Board of Trustees, the Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond seven days. The staff of the SEC has taken the position that repurchase agreements are loans collateralized by the underlying securities.

     LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10 percent of the value of the total assets of the Managed Portfolio and 33 1/3 percent of the value of the total assets of the Global Equity Portfolio. Securities loans must also meet applicable tests under the Internal Revenue Code. A Portfolio could experience various costs or loss if a borrower defaults on its obligation to return the borrowed securities.

     OPTIONS AND FUTURES. To the extent permitted by applicable state law, the Global Equity Portfolio may engage in options and futures transactions. The Global Equity Portfolio may purchase and sell financial futures contracts (including bond futures contracts and index futures contracts), forward foreign currency contracts, foreign currency futures contracts, options on futures contracts and stock indices and options on currencies for bona fide hedging or other non-speculative purposes. The Managed Portfolio may also enter into forward foreign currency contracts to purchase or sell foreign currencies in connection with any transactions in foreign securities. When any of such Portfolios anticipate a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolios may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that the Portfolios' securities change in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolios of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Portfolios with attendant transaction costs. So long as the Commodities Futures Trading Commission rules so require, none of the Portfolios will enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5 percent of the liquidation value of such Portfolio's assets. When writing put options, the Fund, on behalf of the Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, such Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market a Portfolio could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

     MORTGAGE-BACKED SECURITIES. The Managed Portfolio may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

     The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments on the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Ginnie Mae certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Freddie Mac is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

     The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1 percent. It is not anticipated that the Portfolios' investments will have any particular maturity. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities. The Managed Portfolio also may invest in "collateralized mortgage obligations" ("CMO's") which are debt obligations secured by mortgage-backed securities where the investor looks only to the issuer of the security for payment of principal and interest.

     PORTFOLIO TRANSACTIONS. The Manager's primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Manager may select CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), a former affiliate of the Manager, to execute transactions for the Portfolios. Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of portfolio trading, see the Additional Statement, "Investment Management and Other Services.")


                               INVESTMENT RESTRICTIONS

     Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. (The restrictions in 1, 2 and 3 do not apply to U.S. Government securities.) Under some of those restrictions, each Portfolio may not:

     1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

     3. Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     4. Make loans, except through the purchase of U.S. Government securities and corporate debt obligations, repurchase agreements or lending portfolio securities as described above under "Loans of Portfolio Securities".

     5. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

     6. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Other investment restrictions are described in the Additional Statement.

     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.


                                MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractowners, variable life insurance Contractowners and Qualified Plans due to the difference of tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts and to the Qualified Plans. The Boards of Directors of those life insurance companies and the Manager have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, those life insurance companies have agreed, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. Qualified Plans which acquire more than 10 percent of the assets of the Fund will be required to report any potential or existing conflicts to the Trustees of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming Shares of the Portfolios held by the Qualified Plans. The Additional Statement contains information about the Trustees and Officers.

     THE ADVISORY AGREEMENT. The Manager is responsible for management of the Fund's business. Pursuant to the investment advisory agreement (the "Advisory Agreement") with the Fund, and subject to the authority of the Board of Trustees, the Manager supervises the investment operations of each Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the Fund.

     Under the Advisory Agreement the annual management fee is computed at an annual rate of .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets for the Global Equity and Managed Portfolios.

     Under the Advisory Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by the Manager under the Advisory Agreement, which is discussed below. The Manager will reimburse the Fund such that the total operating expenses (net of any expense offsets) of the Global Equity Portfolio of the Fund do not exceed 1.25 percent of its average daily net assets and so that the total operating expenses (net of any expense offsets) of the Managed Portfolio of the Fund do not exceed 1.00% of its respective average daily net assets.

     The Manager is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $67.6 billion in assets under management on March 31, 1998. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap Advisors, the Manager of the Fund. PIMCO Advisors and its affiliates (not including Oppenheimer Capital) had $145.5 billion in assets under management on February 28, 1998. A new Advisory Agreement (on identical terms as the previous Advisory Agreement) between the Fund and OpCap Advisors became effective November 5, 1997. The new Advisory Agreement was approved by the shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on October 14, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap Advisors became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ("PIMCO G.P.") a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO GP beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P., formerly Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners.
The first of these is PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"). The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William
S. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board,
(i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control. The Additional Statement contains more information about the Advisory Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.


                          DETERMINATION OF NET ASSET VALUE

     The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the regular trading session ("Close") of the NYSE (currently 4:00 p.m. Eastern Time) each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's securities affecting materially the value of such securities (if the Fund receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The

Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value; in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day or on the previous day on which the exchange was open (if a week has not elapsed between such days), at the last bid price. Debt and equity securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the most recent bid price. Valuations may be provided by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of less than 60 days are valued at amortized cost so long as the Fund's Board of Trustees determines in good faith that such method reflects fair value. Other securities are valued by methods that the Fund's Board of Trustees believes accurately reflect fair value.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the Close of the NYSE. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the Close of the NYSE. If events materially affecting the value of such securities and exchange rates occur between the time of such determination and/or the Close of the NYSE, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Board. Further details are in the Additional Statement.


                                  PURCHASE OF SHARES

     Investments in the Fund may be made only by Separate Accounts and Qualified Plans. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the Prospectus of the Separate Accounts.

     Shares of each Portfolio of the Fund are offered to the Separate Accounts and Qualified Plans without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. OCC Distributors acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Two World Financial Center, New York, New York l0080.


                                 REDEMPTION OF SHARES

     Shares of any Portfolio of the Fund can be redeemed by the Separate Accounts and Qualified Plans at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares are expected to fluctuate accordingly. The redemption value of the Fund's shares may be either more or less than the original cost to the Separate Accounts. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (l) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC exists making trading of portfolio securities or valuation of net assets not reasonably practicable; (3) the SEC has by order permitted such suspension.


                                STATE LAW RESTRICTIONS

     The investments of the Separate Accounts are subject to the provisions of the insurance laws of the States of domicile of the life insurance companies offering the Contracts. The Fund and its Portfolios will voluntarily comply with the statutory investment restrictions applicable to the investments of life insurance company separate accounts, of the States of domicile of the life insurance companies offering the Contracts, even though these state law investment restrictions do not apply to the Fund and its Portfolios. For a description of the state law restrictions applicable to the separate accounts of the life insurance companies offering the Contracts, see the Prospectus for the Separate Accounts.


                          DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.

     GLOBAL EQUITY AND MANAGED PORTFOLIOS. Dividends from net investment income, if any, on the Global Equity and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains, if any, will be declared and paid at least once per calendar year.

     TAXES. Because the Fund intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts and the Qualified Plans are the sole shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to contractowners, see the Prospectus for the Separate Accounts.


                              CALCULATION OF PERFORMANCE

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated as well as performance information for the Portfolios as indicated below. This performance information does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Separate Accounts.

         AVERAGE ANNUAL TOTAL RETURN OF MANAGED AND GLOBAL EQUITY PORTFOLIOS
                             OF OCC ACCUMULATION TRUST(1,2)

                  For the one year    For the five year   For the period from
                     period ended        period ended       inception to
Portfolio         December 31, 1997   December 31, 1997   December 31, 1997*
---------         -----------------   -----------------   -------------------
Managed                  22.29%            19.86%                20.32%
Global Equity            14.02%             N/A                  16.91%

     *Inception date of the Global Equity Portfolio is March 1, 1995. The Managed Portfolio commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.


     (1) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for the Managed Portfolio immediately after the transaction were $682,601,380, with respect to the Old Trust and $51,345,102 with respect to the Fund.

     For the period prior to September 16, 1994, the performance figures above for each of the Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.


     (2) Reflects waivers of all or a portion of the advisory fees and reimbursement of other expenses for certain Portfolios by the Manager. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the S&P 500 Stock Index, and the Morgan Stanley International (MSCI) All Country World Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                                ADDITIONAL INFORMATION

     ORGANIZATION OF THE FUND. The Fund was organized as a Massachusetts business trust on May 12, 1994 and is registered with the SEC as an open-end diversified management investment company. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into seven separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

     The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account. The Fund's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

     VOTING. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Variable Accounts will vote the shares of the Fund, or any Portfolio of the Fund, held in the Separate Accounts in accordance with instructions from Contractowners, as described under the caption "Voting Rights" in the accompanying Prospectus for the Separate Accounts. Shares for which no instructions are received as well as shares which the Manager or its parent, Oppenheimer Capital, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10 percent or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

     Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.


     CUSTODIAN AND TRANSFER AGENT. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

     CONTRACTOWNERS INQUIRIES. Inquiries concerning the purchase and sale of shares of the Fund, dividends, account statements and management and investment policies of the Fund should be directed to the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts.

     YEAR 2000 ISSUES. The management services provided to the Fund by the Manager, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other incorrect date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Manager and Transfer Agent have been actively working on necessary changes to their own computer systems to deal with the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.

                                       APPENDIX

              DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS


COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure.
While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards.
Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

                               OCC ACCUMULATION TRUST
               One World Financial Center,  New York, New York 10281

OCC ACCUMULATION TRUST (formerly known as Quest for Value Accumulation Trust, the "Fund") is a registered open-end diversified management investment company offering several investment alternatives. It permits an investor the flexibility of choosing among different investment objectives, through the following three Portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest of the Fund ("Shares"). The investment objective of each Portfolio is as follows:

SMALL CAP PORTFOLIO: Capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

GLOBAL EQUITY PORTFOLIO: Long term capital appreciation through a global investment strategy primarily involving equity securities.

MANAGED PORTFOLIO: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

     The Fund is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans ("Qualified Plans"). Shares of the Fund are currently sold to variable accounts of various life insurance companies for the purpose of funding variable annuity and variable life insurance contracts (the "Contracts"). These variable accounts (the "Separate Accounts") invest in Shares of the Fund in accordance with allocation instructions received from owners (the "Contractowners") of the Contracts. Allocation rights are further described in the accompanying prospectus for the Variable Accounts. The Separate Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts.

     It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in Shares of the Fund and the Qualified Plans, which may, in the future invest in Shares of the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Fund Manager. See "Management of the Fund," page 16.

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing, must be accompanied by a current prospectus for the Variable Accounts and both should be retained for future reference. A Statement of Additional Information dated May 1, 1998 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to your broker or by contacting the Fund at the address listed in this Prospectus. The Additional Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE VARIABLE ACCOUNTS. THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    OPCAP ADVISORS
                                  Investment Manager
                             Prospectus dated May 1, 1998

                                  TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . . . 9

                 Small Cap Portfolio . . . . . . . . . . . . . . . . . . . . 9

                 Global Equity Portfolio . . . . . . . . . . . . . . . . . .10

                 Managed Portfolio . . . . . . . . . . . . . . . . . . . . .10

Additional Information on Investment Objectives and Policies . . . . . . . .11

Investment Techniques. . . . . . . . . . . . . . . . . . . . . . . . . . . .13

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . .15

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .16

Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . .17

Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

State Law Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .18

Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . . .19

Calculation of Performance . . . . . . . . . . . . . . . . . . . . . . . . .19

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . .20

                                       PROSPECTUS SUMMARY


THE FUND The Fund is a Massachusetts business trust which issues its shares in series as separate classes of shares of beneficial interest. There are currently three series available for investment through the Separate Accounts, each of which is designated as a "Portfolio".
                         Together, the three Portfolios are designed to enable investors to choose a number of investment alternatives to achieve their financial goals and to shift assets conveniently among Portfolios when and if their investment aims or perception of the marketplace change.

                         The Fund commenced operations on September 16, 1994 when an investment company then called Quest for Value Accumulation Trust, with portfolios corresponding to two of the current three available portfolios of the Fund, was effectively divided into two investment funds, the original investment company, whose name was changed, and the Fund.

INVESTMENT OBJECTIVES
AND RESTRICTIONS         The investment objective of each of the Portfolios is
                         set forth on the cover page of this Prospectus. These objectives are described in more detail under the heading "Investment Objectives and Policies." Although each Portfolio will be actively managed by experienced professionals, there can be no assurance that the objectives will be achieved.

                         The value of the portfolio securities of each Portfolio and therefore the Portfolio's net asset value per share are expected to increase or decrease because of varying factors. There are generally two types of risk associated with an investment in one or more of the Portfolios; market (or interest rate) risk and financial (or credit) risk. Market risk for equities is the risk associated with movement of the stock market in general.

                         Market risk for fixed income securities is the risk that interest rates will change, thereby affecting their value. Generally, the value of fixed income securities declines as interest rates rise, and conversely, their value rises as interest rates decline. The second type of risk, financial or credit risk, is associated with the financial condition and profitability of an individual equity or fixed income issuer. The financial risk in owning equities is related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are part of a particular industry. For fixed income securities, credit risk relates to the financial ability of an issuer to make periodic interest payments and ultimately repay the principal at maturity. (See "Additional Information on Investment Objectives and Policies" for risk aspects of the individual Portfolios).

INVESTMENT MANAGER       OpCap Advisors (the "Manager"), the investment manager
                         of each of the Portfolios, is investment manager and sub-adviser to several other registered investment companies with assets under management of approximately
                         $18.3 billion at March 31, 1998 and is a subsidiary of Oppenheimer Capital, a registered investment adviser, which had assets under management, including those of OpCap Advisors, of approximately $67.6 billion at March
                         31, 1998.

MANAGEMENT FEE           The Manager receives a monthly fee from each Portfolio
                         at varying annual percentage rates of average daily net
                         assets, as follows:  .80 percent on the first $400
                         million, .75 percent on the next $400 million and .70
                         percent thereafter of
                         the average daily net assets for the Small Cap, Managed
                         and Global Equity Portfolios (see page 16).
PURCHASES AND
REDEMPTION OF SHARES     Currently, shares of the Fund are sold at their net
                         asset value per share, without sales charge, for allocation to the Separate Accounts as the underlying investment for the Contracts. Accordingly, the interest of the Contractowner with respect to the Fund is subject to the terms of the Contract as described in the accompanying Prospectus for the Separate Accounts, which should be reviewed carefully by a person considering the purchase of a Contract. That
                         Prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Separate
                         Accounts as shareholders of the Fund should be distinguished from the rights of a Contractowner which are described in the Contract. As long as shares of the Fund are sold for allocation to the Separate
                         Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Separate Accounts.
                         Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Additional Statement, and the accompanying Prospectus for the Separate Accounts.

                               OCC ACCUMULATION TRUST

                                FINANCIAL HIGHLIGHTS

The financial highlights for the years ended December 31, 1997, 1996 and 1995, and for the period from September 16, 1994 through December 31, 1994 for the Managed and Small Cap Portfolios; and for the years ended December 31, 1997 and 1996 and for the period from March 1, 1995 through December 31, 1995 for the Global Equity Portfolio have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Additional Statement (Part B). This information should be read in conjunction with the financial statements and related notes thereto included in the Additional Statement. Total return information for the Portfolios of the Fund provided in the Financial Highlights does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Separate Accounts. Inclusion of these charges and deductions would reduce the total return of the Portfolios of the Fund. Further information about the performance of each Portfolio is available in the Fund's Annual Report or semi-annual report. Annual reports or semi-annual reports can be obtained without charge upon written requests to the insurance companies issuing the Contracts.

                               OCC ACCUMULATION TRUST
                               GLOBAL EQUITY PORTFOLIO
                                FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                     Year ended December 31,
                                                                   ---------------------------      March 1, 1995 (1)
                                                                      1997              1996        December 31, 1995
                                                                   ---------          --------      -----------------
Net asset value, beginning of period . . . . . . . . . . . .           $13.23          $11.61              $10.00
                                                                  -----------     -----------           ---------
Income from investment operations
Net investment income. . . . . . . . . . . . . . . . . . . .             0.06            0.04                0.05
Net realized and unrealized gain
  on investments . . . . . . . . . . . . . . . . . . . . . .             1.79            1.70                1.83
                                                                  -----------     -----------           ---------
  Total income from investment operations. . . . . . . . . .             1.85            1.74                1.88
                                                                  -----------     -----------           ---------

Dividends and distributions to shareholders
Dividends to shareholders from net investment income . . . .           (0.04)           (0.05)              (0.03)
Distributions to shareholders in excess of
  net investment income. . . . . . . . . . . . . . . . . . .           (0.03)           --                   --
Distributions to shareholders from net realized gains. . . .           (0.69)           (0.07)              (0.24)
                                                                  -----------     -----------           ---------

  Total dividends and distributions to shareholders. . . . .           (0.76)           (0.12)              (0.27)
                                                                  -----------     -----------           ---------
Net asset value, end of period . . . . . . . . . . . . . . .          $14.32           $13.23              $11.61
                                                                  -----------     -----------           ---------
                                                                  -----------     -----------           ---------
Total return (2) . . . . . . . . . . . . . . . . . . . . . .           14.0%            15.0%               18.9%
                                                                  -----------     -----------           ---------
                                                                  -----------     -----------           ---------

Net assets, end of period. . . . . . . . . . . . . . . . . .      $25,873,628     $16,972,488          $2,891,321
                                                                  -----------     -----------           ---------

Ratio of net operating expenses to average net assets (5,6).            1.19%(4)        1.42%               1.25%(3)
                                                                  -----------     -----------           ---------

Ratio of net investment income to average net assets (6) . .            0.45%(4)        0.81%               1.02%(3)
                                                                  -----------     -----------           ---------

Portfolio turnover rate. . . . . . . . . . . . . . . . . . .              53%             40%                 67%
                                                                  -----------     -----------           ---------
Average commission rate. . . . . . . . . . . . . . . . . . .          $0.0253         $0.0254                --
                                                                  -----------    ------------          ----------

-------------------------------------------------------------------------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3)  Annualized.

(4)  Average net assets for the year ended December 31, 1997 were $23,063,042.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1H in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income
     (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%), annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

                                 OCC ACCUMULATION TRUST
                                    MANAGED PORTFOLIO
                                   FINANCIAL HIGHLIGHTS
                      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                            Year ended December 31,
                                                                 ---------------------------------------      September 16, 1994 (1)
                                                                     1997             1996           1995      to December 31, 1994
                                                                 ------------    ------------    ------------  ---------------------
Net asset value, beginning of period . . . . . . . . . . . .           $36.21          $30.14        $20.83             $21.80
                                                                 ------------    ------------    ------------     ------------

Income from investment operations
Net investment income. . . . . . . . . . . . . . . . . . . .             0.34            0.43          0.42               0.14
Net realized and unrealized  gain (loss)
   on investments  . . . . . . . . . . . . . . . . . . . . .             7.45            6.31          9.02              (1.11)
                                                                 ------------    ------------    ------------     ------------
   Total income from investment operations . . . . . . . . .             7.79            6.74          9.44              (0.97)
                                                                 ------------    ------------    ------------     ------------

Dividends and distributions to shareholders
Dividends to shareholders from
   net investment income . . . . . . . . . . . . . . . . . .            (0.40)          (0.41)        (0.13)                --
Distributions to shareholders from
   net realized gains. . . . . . . . . . . . . . . . . . . .            (1.22)          (0.26)             --               --
                                                                 ------------    ------------    ------------     ------------
Total dividends and
distributions to shareholders. . . . . . . . . . . . . . . .            (1.62)          (0.67)        (0.13)                --
                                                                 ------------    ------------    ------------     ------------

Net asset value, end of period . . . . . . . . . . . . . . .           $42.38          $36.21        $30.14             $20.83
                                                                 ------------    ------------    ------------     ------------
                                                                 ------------    ------------    ------------     ------------

Total return (2) . . . . . . . . . . . . . . . . . . . . . .            22.3%           22.8%          45.6%             (4.4%)
                                                                 ------------    ------------    ------------     ------------
                                                                 ------------    ------------    ------------     ------------

Net assets, end of period. . . . . . . . . . . . . . . . . .     $466,791,224    $180,728,094     $99,188,147      $54,943,371
                                                                 ------------    ------------    ------------     ------------

Ratio of net operating expenses
   to average net assets (5) . . . . . . . . . . . . . . . .            0.87%(4)        0.84%(6)        0.66%(6)         0.66%(3,6)
                                                                 ------------    ------------    ------------     ------------
                                                                 ------------    ------------    ------------     ------------
Ratio of net investment income
   to average net assets . . . . . . . . . . . . . . . . . .            1.42%(4)        1.66%(6)        1.85%(6)         2.34%(3,6)
                                                                 ------------    ------------    ------------     ------------
Portfolio turnover rate. . . . . . . . . . . . . . . . . . .              32%             27%             22%               8%
                                                                 ------------    ------------    ------------     ------------

Average commission rate. . . . . . . . . . . . . . . . . . .          $0.0571         $0.0592              --               --
                                                                 ------------    ------------    ------------     ------------

-------------------------------------------------------------------------------
(1)  Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3)  Annualized.

(4)  Average net assets for the year ended December 31, 1997 were $290,421,930.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                         OCC ACCUMULATION TRUST
                                           SMALL CAP PORTFOLIO
                                           FINANCIAL HIGHLIGHTS
                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                 Year ended December 31,
                                                                 -------------------------------------------- September 16, 1994 (1)
                                                                       1997             1996           1995    to December 31, 1994
                                                                 ------------    ------------    ------------  --------------------
Net asset value, beginning of period . . . . . . . . . . . .           $22.61          $19.91          $17.38         $17.49
                                                                 ------------    ------------    ------------   ------------

Income from investment operations
Net investment income. . . . . . . . . . . . . . . . . . . .             0.08            0.14            0.26           0.06
Net realized and unrealized  gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . .             4.73            3.45            2.37          (0.17)
                                                                 ------------    ------------    ------------   ------------
  Total income from investment operations. . . . . . . . . .             4.81            3.59            2.63          (0.11)
                                                                 ------------    ------------    ------------   ------------

Dividends and distributions to shareholders
Dividends to shareholders from
  net investment income. . . . . . . . . . . . . . . . . . .            (0.13)          (0.25)          (0.05)            --
Distributions to shareholders from
  net realized  gains. . . . . . . . . . . . . . . . . . . .            (0.92)          (0.64)          (0.05)            --
                                                                 ------------    ------------    ------------   ------------
  Total dividends and distributions to shareholders. . . . .            (1.05)          (0.89)          (0.10)            --
                                                                 ------------    ------------    ------------   ------------
Net asset value, end of period . . . . . . . . . . . . . . .           $26.37          $22.61          $19.91         $17.38
                                                                 ------------    ------------    ------------   ------------
                                                                 ------------    ------------    ------------   ------------
Total return (2) . . . . . . . . . . . . . . . . . . . . . .             22.2%           18.7%           15.2%          (0.6%)
                                                                 ------------    ------------    ------------   ------------
Net assets, end of period. . . . . . . . . . . . . . . . . .     $110,564,506     $34,256,671     $16,004,392     $9,210,443
                                                                 ------------    ------------    ------------   ------------

Ratio of net operating expenses
   to average net assets (5) . . . . . . . . . . . . . . . .             0.97%(4)        0.93%(6)        0.74%(6)       0.74%(3,6)
                                                                 ------------    ------------    ------------    -----------

Ratio of net investment income
   to average net assets . . . . . . . . . . . . . . . . . .             0.64%(4)        1.03%(6)        1.75%(6)       1.22%(3,6)
                                                                 ------------    ------------    ------------   ------------

Portfolio turnover rate. . . . . . . . . . . . . . . . . . .               68%             50%             69%            32%
                                                                 ------------    ------------    ------------   ------------

Average commission rate. . . . . . . . . . . . . . . . . . .          $0.0549         $0.0493              --             --
                                                                 ------------    ------------    ------------   ------------

-------------------------------------------------------------------------------

(1)  Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3)  Annualized.

(4)  Average net assets for the year ended December 31, 1997 were $62,297,759.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                         INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio; investment policies are not fundamental and may be adjusted by the Manager at any time, usually in response to its perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depends upon the Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. The values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.


INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS

SMALL CAP PORTFOLIO

     The investment objective of the Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Smaller-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange (the "NYSE"), the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. The Small Cap Portfolio is managed by Timothy McCormack, Senior Vice President of Oppenheimer Capital and Timothy Curro and Gavin Albert, both of whom are Vice Presidents of Oppenheimer Capital. Mr. McCormack became a portfolio manager of the Portfolio in May 1996. He joined Oppenheimer Capital in 1994. From March 1993 to July 1994 Mr. McCormack was a security analyst at U.S. Trust Company and prior to that he was a securities analyst with Gabelli and Company. He has a Masters of Business Administration degree from the Wharton School. Timothy Curro and Gavin Albert became portfolio managers of the Portfolio on January 1, 1997. Mr. Curro has been a Vice President of Oppenheimer Capital since November 1996. Prior thereto, he was a general partner of Value Holdings, L.P., an investment partnership, from May 1995 to November 1996, a Vice President in the equity research department at UBS Securities Inc. from June 1994 through May 1995 and from January 1991 through February 1993 and was a partner with Omega Advisors, Inc. from March 1993 to March 1994. He has a Masters of Business Administration degree from the University of California, Berkeley. Mr. Albert, Vice President of Oppenheimer Capital since December 1996, joined the firm in September 1994 as a research analyst. Prior thereto he was a management consultant for EDS Energy Management in 1994, attended the Vanderbilt University Business School from September 1992 to May 1994 (with a Masters of Business Administration degree in finance and management) and was a financial analyst in the Corporate Finance department of Texaco, Inc. from 1990 to 1992.

GLOBAL EQUITY PORTFOLIO

     The investment objective of the Global Equity Portfolio is to seek long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities. The Portfolio may invest anywhere in the world with no requirement that any specific percentage of its assets be committed to any given country. Under normal circumstances, at least 65 percent of the Portfolio's total assets will be invested in equity securities in at least three different countries, one of which may be the United States. Opportunities for capital appreciation may also be presented by debt securities. The Portfolio may invest up to 35 percent of its total assets in debt obligations with remaining maturities of one year or more of U.S. or foreign corporate, governmental or bank issuers. It is the present intention of the Portfolio, although not a fundamental policy, not to invest more than 5 percent of its total assets in debt securities rated below investment-grade. Although there is no minimum rating for this category of debt investments of the Portfolio, the Portfolio does not intend to invest in bonds which are in default. Domestic investments of this Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. He joined Oppenheimer Capital in 1991. From 1983 to 1991, he was a partner with Delafield Asset Management and from 1974 to 1970 he was a portfolio manager and analyst with Morgan Guaranty Trust Co. Mr. Glasebrook graduated with a BA from Kenyon College and received an MBA from the Harvard Graduate School of Business Administration. The Portfolio's investments in foreign securities are managed by Pierre Daviron, President and Chief Investment Officer of Oppenheimer Capital International, a division of Oppenheimer Capital created in 1993 and Managing Director of Oppenheimer Capital. Previously, he was Chairman and Chief Executive Officer at Indosuez Gartmore Asset Management, a division of Banque Indosuez, Paris, France. Prior thereto he was a Managing Director in Mergers and Acquisitions at J.P. Morgan. Mr. Daviron is a graduate of Hautes Etudes Commerciales in Paris.


MANAGED PORTFOLIO

     The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Cap Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

     The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. Although there is neither a minimum nor maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above, it is anticipated that most of the time the majority of the Portfolio's assets will be invested in common stocks. The investments of the Managed Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital.

     ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES

     For the Small Cap and the Global Equity Portfolios, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65 percent of each Portfolio's assets will be invested in common stocks or securities convertible into common stocks.

     In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, each of the Small Cap and Global Equity Portfolios may invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents.

     Each Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short term money market securities and cash equivalents.

     Regulations under Section 817(h) of the Internal Revenue Code ("IRC 817(h)") require each Portfolio to diversify its investments. To comply with these regulations each Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55 percent of the value of its total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate and distinct issuer. As such, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These diversification rules limit the amount that any Portfolio can invest in any single issuer, including direct obligations of the U.S. Treasury, to 55 percent of the Portfolio's total assets at the end of any calendar quarter.

MANAGEMENT OF ASSETS

     The Manager intends to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities.
Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

     During periods of unusual market conditions when the Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including obligations listed above.

     The "Financial Highlights" table shows the Portfolios' portfolio turnover rates. The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, it is anticipated that the Small Cap, Managed and Global Equity Portfolios will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of less than 100%. A 100 percent annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.

RISK ASPECTS OF THE INDIVIDUAL PORTFOLIOS

     MANAGED PORTFOLIO. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money market securities at any particular time. As the Managed Portfolio may invest in mortgage-backed securities, such securities, while similar to other fixed-income securities, involve the additional risk of prepayment because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. Prepayments of mortgage principal reduce the stream of future payments and generate cash which must be reinvested. When interest rates fall, prepayments tend to rise. As such these Portfolios may have to reinvest that portion of their respective assets invested in such securities more frequently when interest rates are low than when interest rates are high.

     SMALL CAP PORTFOLIO. The Small Cap Portfolio is expected to have greater risk exposure and reward potential than a portfolio which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

     ADDITIONAL RISKS OF FOREIGN SECURITIES: The Global Equity, Small Cap and Managed Portfolios may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Portfolios may acquire. It will be the general practice of the Global Equity Portfolio to invest in foreign equity securities. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by a Portfolio than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends, or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Investment of Assets" in the Additional Statement.

     Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

     A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Portfolio's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Portfolio's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect a Portfolio. The Portfolios do not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Portfolios will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

     It is expected that the Global Equity Portfolio will invest in American Depository Receipts ("ADRs"),European Depository Receipts ("EDRs"), or Global Depository Receipts ("GDRs") which are sponsored by persons other than the underlying issuers. ADRs are U.S. dollar-denominated securities designed for use in the U.S. securities markets. They represent and may be converted into the underlying foreign security. EDRs are designed for use in the European securities market. Issuers of the stock of such unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

     HIGH YIELD SECURITIES: It is the present intention of the Manager with respect to each of the Small Cap, Global Equity and Managed Portfolios to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "junk bonds"). In the event that the Manager intends in the future to invest more than 5 percent of the net assets of any such Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment of Assets" in the Additional Statement.

     OPTIONS AND FUTURES: To the extent permitted by applicable state law, the Global Equity and Small Cap Portfolios may engage in futures contracts and options on futures contracts for bona fide hedging or other non-speculative purposes. The Global Equity and Small Cap Portfolios may also engage in options on stock indices. The Small Cap Portfolio may write covered call options on individual securities. These Portfolios will not enter into any leveraged futures transactions. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise.
Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. For more information about Options and Futures see "Investment Techniques" in this Prospectus and "Investment of Assets" in the Additional Statement.

                                INVESTMENT TECHNIQUES

     The investment techniques or instruments described below are used for the Portfolios' investment programs:

     SHORT-TERM INVESTMENTS. Each Portfolio typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

     REPURCHASE AGREEMENTS. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the SEC.

Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Portfolio's Board of Trustees, the Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond seven days. The staff of the SEC has taken the position that repurchase agreements are loans collateralized by the underlying securities.

     LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10 percent of the value of the total assets of the Small Cap and Managed Portfolios and 33 1/3 percent of the value of the total assets of the Global Equity Portfolio. Securities loans must also meet applicable tests under the Internal Revenue Code. A Portfolio could experience various costs or loss if a borrower defaults on its obligation to return the borrowed securities.

     OPTIONS AND FUTURES. To the extent permitted by applicable state law, the Global Equity and Small Cap Portfolios may engage in options and futures transactions. The Global Equity Portfolio may purchase and sell financial futures contracts (including bond futures contracts and index futures contracts), forward foreign currency contracts, foreign currency futures contracts, options on futures contracts and stock indices and options on currencies for bona fide hedging or other non-speculative purposes. The Small Cap Portfolio may engage in futures contracts or options on futures contracts for bona fide hedging or other non-speculative purposes and to write calls on individual securities. The Small Cap and Managed Portfolios may also enter into forward foreign currency contracts to purchase or sell foreign currencies in connection with any transactions in foreign securities. The Small Cap Portfolio may also engage in options on stock indices. When any of such Portfolios anticipate a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolios may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that the Portfolios' securities change in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolios of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Portfolios with attendant transaction costs. So long as the Commodities Futures Trading Commission rules so require, none of the Portfolios will enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5 percent of the liquidation value of such Portfolio's assets. When writing put options, the Fund, on behalf of the Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, such Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market a Portfolio could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

     MORTGAGE-BACKED SECURITIES. The Managed Portfolio may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

     The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments on the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Ginnie Mae certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Freddie Mac is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

     The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1 percent. It is not anticipated that the Portfolios' investments will have any particular maturity. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities. The Managed Portfolio also may invest in "collateralized mortgage obligations" ("CMO's") which are debt obligations secured by mortgage-backed securities where the investor looks only to the issuer of the security for payment of principal and interest.

     PORTFOLIO TRANSACTIONS. The Manager's primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Manager may select CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), a former affiliate of the Manager, to execute transactions for the Portfolios. Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of portfolio trading, see the Additional Statement, "Investment Management and Other Services.")

                               INVESTMENT RESTRICTIONS

     Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. (The restrictions in 1, 2 and 3 do not apply to U.S. Government securities.) Under some of those restrictions, each Portfolio may not:

     1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

     3. Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     4. Make loans, except through the purchase of U.S. Government securities and corporate debt obligations, repurchase agreements or lending portfolio securities as described above under "Loans of Portfolio Securities".

     5. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

     6. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Other investment restrictions are described in the Additional Statement.

     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

                                MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractowners, variable life insurance Contractowners and Qualified Plans due to the difference of tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts and to the Qualified Plans. The Boards of Directors of those life insurance companies and the Manager have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, those life insurance companies have agreed, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. Qualified Plans which acquire more than 10 percent of the assets of the Fund will be required to report any potential or existing conflicts to the Trustees of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming Shares of the Portfolios held by the Qualified Plans. The Additional Statement contains information about the Trustees and Officers.

     THE ADVISORY AGREEMENT. The Manager is responsible for management of the Fund's business. Pursuant to the investment advisory agreement (the "Advisory Agreement") with the Fund, and subject to the authority of the Board of Trustees, the Manager supervises the investment operations of each Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the Fund.

     Under the Advisory Agreement the annual management fee is computed at an annual rate of .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets for the Global Equity, Managed and Small Cap Portfolios.

     Under the Advisory Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by the Manager under the Advisory Agreement, which is discussed below. The Manager will reimburse the Fund such that the total operating expenses (net of any expense offsets) of the Global Equity Portfolio of the Fund do not exceed 1.25 percent of its average daily net assets and so that the total operating expenses (net of any expense offsets) of each of the other Portfolios of the Fund do not exceed 1.00% of their respective average daily net assets.

     The Manager is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $67.6 billion in assets under management on March 31, 1998. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap Advisors, the Manager of the Fund. PIMCO Advisors and its affiliates (not including Oppenheimer Capital) had $145.5 billion in assets under management on February 28, 1998. A new Advisory Agreement (on identical terms as the previous Advisory Agreement) between the Fund and OpCap Advisors became effective November 5, 1997. The new Advisory Agreement was approved by the shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on October 14, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap Advisors became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ("PIMCO G.P.") a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO GP beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P., formerly Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners.
The first of these is PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"). The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William
S. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board,
(i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control. The Additional Statement contains more information about the Advisory Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.

                          DETERMINATION OF NET ASSET VALUE

     The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the regular trading session ("Close") of the NYSE (currently 4:00 p.m. Eastern Time) each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's securities affecting materially the value of such securities (if the Fund receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value;

in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day or on the previous day on which the exchange was open (if a week has not elapsed between such days), at the last bid price. Debt and equity securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the most recent bid price. Valuations may be provided by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of less than 60 days are valued at amortized cost so long as the Fund's Board of Trustees determines in good faith that such method reflects fair value. Other securities are valued by methods that the Fund's Board of Trustees believes accurately reflect fair value.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the Close of the NYSE. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the Close of the NYSE. If events materially affecting the value of such securities and exchange rates occur between the time of such determination and/or the Close of the NYSE, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Board. Further details are in the Additional Statement.

                                  PURCHASE OF SHARES

     Investments in the Fund may be made only by Separate Accounts and Qualified Plans. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the Prospectus of the Separate Accounts.

     Shares of each Portfolio of the Fund are offered to the Separate Accounts and Qualified Plans without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. OCC Distributors acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Two World Financial Center, New York, New York l0080.

                                 REDEMPTION OF SHARES

     Shares of any Portfolio of the Fund can be redeemed by the Separate Accounts and Qualified Plans at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares are expected to fluctuate accordingly. The redemption value of the Fund's shares may be either more or less than the original cost to the Separate Accounts. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (l) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC exists making trading of portfolio securities or valuation of net assets not reasonably practicable; (3) the SEC has by order permitted such suspension.

                                STATE LAW RESTRICTIONS

     The investments of the Separate Accounts are subject to the provisions of the insurance laws of the States of domicile of the life insurance companies offering the Contracts. The Fund and its Portfolios will voluntarily comply with the statutory investment restrictions applicable to the investments of life insurance company separate accounts, of the States of domicile of the life insurance companies offering the Contracts, even though these state law investment restrictions do not apply to the Fund and its Portfolios. For a description of the state law restrictions applicable to the separate accounts of the life insurance companies offering the Contracts, see the Prospectus for the Separate Accounts.

                          DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.

     SMALL CAP, GLOBAL EQUITY AND MANAGED PORTFOLIOS. Dividends from net investment income, if any, on the Small Cap, Global Equity and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains, if any, will be declared and paid at least once per calendar year.

     TAXES. Because the Fund intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts and the Qualified Plans are the sole shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to contractowners, see the Prospectus for the Separate Accounts.


                              CALCULATION OF PERFORMANCE

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated as well as performance information for the Portfolios as indicated below. This performance information does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Separate Accounts.


   AVERAGE ANNUAL TOTAL RETURN OF MANAGED, SMALL CAP AND GLOBAL EQUITY
                PORTFOLIOS OF OCC ACCUMULATION TRUST(1,2)

                  For the one year    For the five year   For the period from
                   period ended         period ended        inception to
Portfolio         December 31, 1997   December 31, 1997   December 31, 1997*
---------         ----------------    -----------------   ------------------

Managed           22.29%              19.86%              20.32%
Small Cap         22.24%              14.61%              15.45%
Global Equity     14.02%               N/A                16.91%

     *Inception date of the Global Equity Portfolio is March 1, 1995. The Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.

     (1)On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Small Cap and Managed Portfolios immediately after the transaction were $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Small Cap and Managed Portfolios, $8,129,274 and $51,345,102 respectively, with respect to the Fund.

     For the period prior to September 16, 1994, the performance figures above for each of the Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

     (2)Reflects waivers of all or a portion of the advisory fees and reimbursement of other expenses for certain Portfolios by the Manager. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the S&P 500 Stock Index, the Russell 2000 and the Morgan Stanley International (MSCI) All Country World Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.


                                ADDITIONAL INFORMATION

     ORGANIZATION OF THE FUND. The Fund was organized as a Massachusetts business trust on May 12, 1994 and is registered with the SEC as an open-end diversified management investment company. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into seven separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

     The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account. The Fund's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

     VOTING. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Variable Accounts will vote the shares of the Fund, or any Portfolio of the Fund, held in the Separate Accounts in accordance with instructions from Contractowners, as described under the caption "Voting Rights" in the accompanying Prospectus for the Separate Accounts. Shares for which no instructions are received as well as shares which the Manager or its parent, Oppenheimer Capital, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10 percent or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

     Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.


     CUSTODIAN AND TRANSFER AGENT. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

     CONTRACTOWNERS INQUIRIES. Inquiries concerning the purchase and sale of shares of the Fund, dividends, account statements and management and investment policies of the Fund should be directed to the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts.

     YEAR 2000 ISSUES. The management services provided to the Fund by the Manager, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other incorrect date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Manager and Transfer Agent have been actively working on necessary changes to their own computer systems to deal with the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.

                                       APPENDIX

              DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure.
While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards.
Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

                                OCC ACCUMULATION TRUST
                One World Financial Center,  New York, New York 10281

OCC ACCUMULATION TRUST (formerly known as Quest for Value Accumulation Trust, the "Fund") is a registered open-end diversified management investment company offering several investment alternatives. It permits an investor the flexibility of choosing among different investment objectives, through the following two Portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest of the Fund ("Shares"). The investment objective of each Portfolio is as follows:

SMALL CAP PORTFOLIO: Capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

MANAGED PORTFOLIO: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

      The Fund is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans ("Qualified Plans"). Shares of the Fund are currently sold to variable accounts of various life insurance companies for the purpose of funding variable annuity and variable life insurance contracts (the "Contracts"). These variable accounts (the "Variable Accounts") invest in Shares of the Fund in accordance with allocation instructions received from owners (the "Contractowners") of the Contracts. Allocation rights are further described in the accompanying prospectus for the Variable Accounts. The Variable Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts.

     It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in Shares of the Fund and the Qualified Plans, which may, in the future invest in Shares of the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Fund Manager. See "Management of the Fund," page 14.

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing, must be accompanied by a current prospectus for the Variable Accounts and both should be retained for future reference. A Statement of Additional Information dated May 1, 1998 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to your broker or by contacting the Fund at the address listed in this Prospectus. The Additional Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE VARIABLE ACCOUNTS. THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    OPCAP ADVISORS
                                  Investment Manager
                             Prospectus dated May 1, 1998

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . . . .8

     Small Cap Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . .8

     Managed Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

Additional Information on Investment Objectives and Policies . . . . . . . . .9

Investment Techniques. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . 14

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . . 16

Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

State Law Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . 17

Calculation of Performance . . . . . . . . . . . . . . . . . . . . . . . . . 17

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

                                  PROSPECTUS SUMMARY


THE FUND The Fund is a Massachusetts business trust which issues its shares in series as separate classes of shares of beneficial interest. There are currently two series available for investment through the Variable Accounts, each of which is designated as a "Portfolio".
                         Together, the two Portfolios are designed to enable investors to choose a number of investment alternatives to achieve their financial goals and to shift assets conveniently among Portfolios when and if their investment aims or perception of the marketplace change.

                         The Fund commenced operations on September 16, 1994 when an investment company then called Quest for Value Accumulation Trust, with portfolios corresponding to the two available portfolios of the Fund, was effectively divided into two investment funds, the original investment company, whose name was changed, and the Fund.

INVESTMENT OBJECTIVES
AND RESTRICTIONS         The investment objective of each of the Portfolios is
                         set forth on the cover page of this Prospectus. These objectives are described in more detail under the heading "Investment Objectives and Policies." Although each Portfolio will be actively managed by experienced professionals, there can be no assurance that the objectives will be achieved.

                         The value of the portfolio securities of each Portfolio and therefore the Portfolio's net asset value per share are expected to increase or decrease because of varying factors. There are generally two types of risk associated with an investment in one or more of the Portfolios; market (or interest rate) risk and financial (or credit) risk. Market risk for equities is the risk associated with movement of the stock market in general.

                         Market risk for fixed income securities is the risk that interest rates will change, thereby affecting their value. Generally, the value of fixed income securities declines as interest rates rise, and conversely, their value rises as interest rates decline. The second type of risk, financial or credit risk, is associated with the financial condition and profitability of an individual equity or fixed income issuer. The financial risk in owning equities is related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are part of a particular industry. For fixed income securities, credit risk relates to the financial ability of an issuer to make periodic interest payments and ultimately repay the principal at maturity. (See "Additional Information on Investment Objectives and Policies" for risk aspects of the individual Portfolios).

INVESTMENT MANAGER       OpCap Advisors (the "Manager"), the investment manager
                         of each of the Portfolios, is investment manager and sub-adviser to several other registered investment companies with assets under management of approximately
                         $18.3 billion at March 31, 1998 and is a subsidiary of Oppenheimer Capital, a registered investment adviser, which had assets under management, including those of OpCap Advisors, of approximately $67.6 billion at March
                         31, 1998.

MANAGEMENT FEE           The Manager receives a monthly fee from each Portfolio
                         at varying annual percentage rates of average daily net
                         assets, as follows:  .80 percent on the first $400
                         million, .75 percent on the next $400 million and .70
                         percent thereafter of
                         the average daily net assets for the Small Cap, and
                         Managed Portfolios; (see page 14).
PURCHASES AND
REDEMPTION OF SHARES     Currently, shares of the Fund are sold at their net
                         asset value per share, without sales charge, for allocation to the Variable Accounts as the underlying investment for the Contracts. Accordingly, the interest of the Contractowner with respect to the Fund is subject to the terms of the Contract as described in the accompanying Prospectus for the Variable Accounts, which should be reviewed carefully by a person considering the purchase of a Contract. That
                         Prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Variable
                         Accounts as shareholders of the Fund should be distinguished from the rights of a Contractowner which are described in the Contract. As long as shares of the Fund are sold for allocation to the Variable
                         Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Variable Accounts.
                         Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Additional Statement, and the accompanying Prospectus for the Variable Accounts.

                                OCC ACCUMULATION TRUST

                                 FINANCIAL HIGHLIGHTS

The financial highlights for the years ended December 31, 1997, 1996 and 1995, and for the period from September 16, 1994 through December 31, 1994 for the Managed and Small Cap Portfolios have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Additional Statement (Part B). This information should be read in conjunction with the financial statements and related notes thereto included in the Additional Statement. Total return information for the Portfolios of the Fund provided in the Financial Highlights does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts. Inclusion of these charges and deductions would reduce the total return of the Portfolios of the Fund. Further information about the performance of each Portfolio is available in the Fund's Annual Report or semi-annual report. Annual reports or semi-annual reports can be obtained without charge upon written requests to the insurance companies issuing the Contracts.

                               OCC ACCUMULATION TRUST
                                  MANAGED PORTFOLIO
                                FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                       Year ended December 31,
                                                            -----------------------------------------------  September 16, 1994 (1)
                                                                1997              1996              1995     to December 31, 1994
                                                            -----------        -----------        ---------  ---------------------
Net asset value, beginning of period . . . . . . . . . .        $36.21              $30.14          $20.83             $21.80
                                                          ------------        ------------      -----------       -----------
Income from investment operations
Net investment income. . . . . . . . . . . . . . . . . .          0.34                0.43            0.42               0.14
Net realized and unrealized  gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . .          7.45                6.31            9.02              (1.11)
                                                          ------------        ------------      -----------       -----------
  Total income from investment operations. . . . . . . .          7.79                6.74            9.44              (0.97)
                                                          ------------        ------------      -----------       -----------
Dividends and distributions to shareholders
Dividends to shareholders from
  net investment income. . . . . . . . . . . . . . . . .         (0.40)              (0.41)          (0.13)                 -
Distributions to shareholders from
  net realized gains . . . . . . . . . . . . . . . . . .         (1.22)              (0.26)              -                  -
                                                          ------------        ------------      -----------       -----------
Total dividends and distributions to shareholders. . . .         (1.62)              (0.67)          (0.13)                 -
                                                          ------------        ------------      -----------       -----------
Net asset value, end of period . . . . . . . . . . . . .        $42.38              $36.21          $30.14             $20.83
                                                          ------------        ------------      -----------       -----------
                                                          ------------        ------------      -----------       -----------
Total return (2) . . . . . . . . . . . . . . . . . . . .         22.3%               22.8%           45.6%              (4.4%)
                                                          ------------        ------------      -----------       -----------
                                                          ------------        ------------      -----------       -----------
Net assets, end of period. . . . . . . . . . . . . . . .  $466,791,224        $180,728,094     $99,188,147        $54,943,371
                                                          ------------        ------------      -----------       -----------
Ratio of net operating expenses
   to average net assets (5) . . . . . . . . . . . . . .          0.87%(4)            0.84%(6)         0.66%(6)          0.66%(3,6)
                                                          ------------        ------------      -----------       -----------
Ratio of net investment income
     to average net assets . . . . . . . . . . . . . . .          1.42%(4)            1.66%(6)         1.85%(6)          2.34%(3,6)
                                                          ------------        ------------      -----------       -----------
Portfolio turnover rate. . . . . . . . . . . . . . . . .           32%                 27%             22%                 8%
                                                          ------------        ------------      -----------       -----------
Average commission rate. . . . . . . . . . . . . . . . .       $0.0571             $0.0592               -                  -
                                                          ------------        ------------      -----------       -----------

--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $290,421,930.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                               OCC ACCUMULATION TRUST
                                 SMALL CAP PORTFOLIO
                                FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                       Year ended December 31,
                                                            -----------------------------------------------  September 16, 1994 (1)
                                                                1997              1996              1995     to December 31, 1994
                                                            -----------        -----------        ---------  ---------------------

Net asset value, beginning of period . . . . . . . . . .        $22.61              $19.91          $17.38             $17.49
                                                          ------------         -----------      -----------        ----------
Income from investment operations
Net investment income. . . . . . . . . . . . . . . . . .          0.08                0.14            0.26               0.06
Net realized and unrealized  gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . .          4.73                3.45            2.37              (0.17)
                                                          ------------         -----------      -----------        ----------
  Total income from investment operations. . . . . . . .          4.81                3.59            2.63              (0.11)
                                                          ------------         -----------      -----------        ----------
Dividends and distributions to shareholders
Dividends to shareholders from
  net investment income. . . . . . . . . . . . . . . . .         (0.13)              (0.25)          (0.05)               ---
Distributions to shareholders from
  net realized  gains. . . . . . . . . . . . . . . . . .         (0.92)              (0.64)          (0.05)               ---
                                                          ------------         -----------      -----------        ----------
  Total dividends and distributions to shareholders. . .         (1.05)              (0.89)          (0.10)               ---
                                                          ------------         -----------      -----------        ----------
Net asset value, end of period . . . . . . . . . . . . .        $26.37              $22.61          $19.91             $17.38
                                                          ------------         -----------      -----------        ----------
                                                          ------------         -----------      -----------        ----------
Total return (2) . . . . . . . . . . . . . . . . . . . .         22.2%               18.7%           15.2%              (0.6%)
                                                          ------------         -----------      -----------        ----------
                                                          ------------         -----------      -----------        ----------
Net assets, end of period. . . . . . . . . . . . . . . .  $110,564,506         $34,256,671     $16,004,392         $9,210,443
                                                          ------------         -----------      -----------        ----------
Ratio of net operating expenses
   to average net assets (5) . . . . . . . . . . . . . .          0.97%(4)            0.93%(6)         0.74%(6)          0.74%(3,6)
                                                          ------------         -----------      -----------        ----------
Ratio of net investment income
   to average net assets . . . . . . . . . . . . . . . .          0.64%(4)            1.03%(6)         1.75%(6)          1.22%(3,6)
                                                          ------------         -----------      -----------        ----------
Portfolio turnover rate. . . . . . . . . . . . . . . . .           68%                 50%             69%                32%
                                                          ------------         -----------      -----------        ----------
Average commission rate. . . . . . . . . . . . . . . . .       $0.0549             $0.0493              --                 --
                                                          ------------         -----------      -----------        ----------

--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $62,297,759.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                          INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio; investment policies are not fundamental and may be adjusted by the Manager at any time, usually in response to its perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depends upon the Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. The values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.


INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS

SMALL CAP PORTFOLIO

     The investment objective of the Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Smaller-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange (the "NYSE"), the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. The Small Cap Portfolio is managed by Timothy McCormack, Senior Vice President of Oppenheimer Capital and Timothy Curro and Gavin Albert, both of whom are Vice Presidents of Oppenheimer Capital. Mr. McCormack became a portfolio manager of the Portfolio in May 1996. He joined Oppenheimer Capital in 1994. From March 1993 to July 1994 Mr. McCormack was a security analyst at U.S. Trust Company and prior to that he was a securities analyst with Gabelli and Company. He has a Masters of Business Administration degree from the Wharton School. Timothy Curro and Gavin Albert became portfolio managers of the Portfolio on January 1, 1997. Mr. Curro has been a Vice President of Oppenheimer Capital since November 1996. Prior thereto, he was a general partner of Value Holdings, L.P., an investment partnership, from May 1995 to November 1996, a Vice President in the equity research department at UBS Securities Inc. from June 1994 through May 1995 and from January 1991 through February 1993 and was a partner with Omega Advisors, Inc. from March 1993 to March 1994. He has a Masters of Business Administration degree from the University of California, Berkeley. Mr. Albert, Vice President of Oppenheimer Capital since December 1996, joined the firm in September 1994 as a research analyst. Prior thereto he was a management consultant for EDS Energy Management in 1994, attended the Vanderbilt University Business School from September 1992 to May 1994 (with a Masters of Business Administration degree in finance and management) and was a financial analyst in the Corporate Finance department of Texaco, Inc. from 1990 to 1992.

MANAGED PORTFOLIO

     The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Cap Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

     The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. Although there is neither a minimum nor maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above, it is anticipated that most of the time the majority of the Portfolio's assets will be invested in common stocks. The investments of the Managed Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. He joined Oppenheimer Capital in 1991. From 1983 to 1991, he was a partner with Delafield Asset Management and from 1974 to 1970 he was a portfolio manager and analyst with Morgan Guaranty Trust Co. Mr. Glasebrook graduated with a BA from Kenyon College and received an MBA from the Harvard Graduate School of Business Administration.



            ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES

     For the Small Cap Portfolio, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65 percent of each Portfolio's assets will be invested in common stocks or securities convertible into common stocks.

     In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, the Small Cap Portfolio may invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents.

     Each Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short term money market securities and cash equivalents.

     Regulations under Section 817(h) of the Internal Revenue Code ("IRC 817(h)") require each Portfolio to diversify its investments. To comply with these regulations each Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55 percent of the value of its total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate and distinct issuer. As such, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These diversification rules limit the amount that any Portfolio can invest in any single issuer, including direct obligations of the U.S. Treasury, to 55 percent of the Portfolio's total assets at the end of any calendar quarter.

MANAGEMENT OF ASSETS

     The Manager intends to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities.
Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

     During periods of unusual market conditions when the Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including obligations listed above.

     The "Financial Highlights" table shows the Portfolios' portfolio turnover rates. The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, it is anticipated that the Small Cap and Managed Portfolios will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of less than 100%. A 100 percent annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.

RISK ASPECTS OF THE INDIVIDUAL PORTFOLIOS

     MANAGED PORTFOLIO. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money market securities at any particular time. As the Managed Portfolio may invest in mortgage-backed securities, such securities, while similar to other fixed-income securities, involve the additional risk of prepayment because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. Prepayments of mortgage principal reduce the stream of future payments and generate cash which must be reinvested. When interest rates fall, prepayments tend to rise. As such these Portfolios may have to reinvest that portion of their respective assets invested in such securities more frequently when interest rates are low than when interest rates are high.

     SMALL CAP PORTFOLIO. The Small Cap Portfolio is expected to have greater risk exposure and reward potential than a portfolio which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

     ADDITIONAL RISKS OF FOREIGN SECURITIES: The Small Cap and Managed Portfolios may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Portfolios may acquire. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by a Portfolio than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends, or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Investment of Assets" in the Additional Statement.

     Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

     A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Portfolio's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Portfolio's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect a Portfolio. The Portfolios do not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Portfolios will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

     HIGH YIELD SECURITIES: It is the present intention of the Manager with respect to each of the Small Cap and Managed Portfolios to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "junk bonds"). In the event that the Manager intends in the future to invest more than 5 percent of the net assets of any such Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment of Assets" in the Additional Statement.

     OPTIONS AND FUTURES: To the extent permitted by applicable state law, the Small Cap Portfolio may engage in futures contracts and options on futures contracts for bona fide hedging or other non-speculative purposes. The Small Cap Portfolio may also engage in options on stock indices. The Small Cap Portfolio may write covered call options on individual securities. The Portfolio will not enter into any leveraged futures transactions. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. For more information about Options and Futures see "Investment Techniques" in this Prospectus and "Investment of Assets" in the Additional Statement.


                                INVESTMENT TECHNIQUES

     The investment techniques or instruments described below are used for the Portfolios' investment programs:

     SHORT-TERM INVESTMENTS. Each Portfolio typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

     REPURCHASE AGREEMENTS. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the SEC. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Portfolio's Board of Trustees, the Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond seven days. The staff of the SEC has taken the position that repurchase agreements are loans collateralized by the underlying securities.

     LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10 percent of the value of the total assets of the Small Cap and Managed Portfolios. Securities loans must also meet applicable tests under the Internal Revenue Code. A Portfolio could experience various costs or loss if a borrower defaults on its obligation to return the borrowed securities.

     OPTIONS AND FUTURES. To the extent permitted by applicable state law, the Small Cap Portfolio may engage in options and futures transactions. The Small Cap Portfolio may engage in futures contracts or options on futures contracts for bona fide hedging or other non-speculative purposes and to write calls on individual securities. The Small Cap and Managed Portfolios may also enter into forward foreign currency contracts to purchase or sell foreign currencies in connection with any transactions in foreign securities. The Small Cap Portfolio may also engage in options on stock indices. When any of such Portfolios anticipate a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolios may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that the Portfolios' securities change in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolios of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Portfolios with attendant transaction costs. So long as the Commodities Futures Trading Commission rules so require, none of the Portfolios will enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5 percent of the liquidation value of such Portfolio's assets. When writing put options, the Fund, on behalf of the Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, such Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market a Portfolio could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

     MORTGAGE-BACKED SECURITIES. The Managed Portfolio may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

     The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments on the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Ginnie Mae certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Freddie Mac is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

     The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1 percent. It is not anticipated that the Portfolios' investments will have any particular maturity. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities. The Managed Portfolio also may invest in "collateralized mortgage obligations" ("CMO's") which are debt obligations secured by mortgage-backed securities where the investor looks only to the issuer of the security for payment of principal and interest.

     PORTFOLIO TRANSACTIONS. The Manager's primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Manager may select CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), a former affiliate of the Manager, to execute transactions for the Portfolios. Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of portfolio trading, see the Additional Statement, "Investment Management and Other Services.")


                               INVESTMENT RESTRICTIONS

     Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. (The restrictions in 1, 2 and 3 do not apply to U.S. Government securities.) Under some of those restrictions, each Portfolio may not:

     1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

     3. Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     4. Make loans, except through the purchase of U.S. Government securities and corporate debt obligations, repurchase agreements or lending portfolio securities as described above under "Loans of Portfolio Securities".

     5. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

     6. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Other investment restrictions are described in the Additional Statement.

     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.


                                MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractowners, variable life insurance Contractowners and Qualified Plans due to the difference of tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts and to the Qualified Plans. The Boards of Directors of those life insurance companies and the Manager have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, those life insurance companies have agreed, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. Qualified Plans which acquire more than 10 percent of the assets of the Fund will be required to report any potential or existing conflicts to the Trustees of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming Shares of the Portfolios held by the Qualified Plans. The Additional Statement contains information about the Trustees and Officers.

     THE ADVISORY AGREEMENT. The Manager is responsible for management of the Fund's business. Pursuant to the investment advisory agreement (the "Advisory Agreement") with the Fund, and subject to the authority of the Board of Trustees, the Manager supervises the investment operations of each Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the Fund.

     Under the Advisory Agreement the annual management fee is computed at an annual rate of .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets for the Managed and Small Cap Portfolios.

     Under the Advisory Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by the Manager under the Advisory Agreement, which is discussed below. The Manager will reimburse the Fund such that the total operating expenses (net of any expense offsets) of the Small Cap and Managed Portfolios of the Fund do not exceed 1.00% of their respective average daily net assets.

     The Manager is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $67.6 billion in assets under management on March 31, 1998. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap Advisors, the Manager of the Fund. PIMCO Advisors and its affiliates (not including Oppenheimer Capital) had $145.5 billion in assets under management on February 28, 1998. A new Advisory Agreement (on identical terms as the previous Advisory Agreement) between the Fund and OpCap Advisors became effective November 5, 1997. The new Advisory Agreement was approved by the shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on October 14, 1997. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap Advisors became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ("PIMCO G.P.") a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO GP beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P., formerly Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners.
The first of these is PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"). The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William
S. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO

Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control.
The Additional Statement contains more information about the Advisory Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.


                          DETERMINATION OF NET ASSET VALUE

     The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the regular trading session ("Close") of the NYSE (currently 4:00 p.m. Eastern Time) each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's securities affecting materially the value of such securities (if the Fund receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value; in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day or on the previous day on which the exchange was open (if a week has not elapsed between such days), at the last bid price. Debt and equity securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the most recent bid price. Valuations may be provided by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of less than 60 days are valued at amortized cost so long as the Fund's Board of Trustees determines in good faith that such method reflects fair value. Other securities are valued by methods that the Fund's Board of Trustees believes accurately reflect fair value.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the Close of the NYSE. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the Close of the NYSE. If events materially affecting the value of such securities and exchange rates occur between the time of such determination and/or the Close of the NYSE, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Board. Further details are in the Additional Statement.


                                  PURCHASE OF SHARES

     Investments in the Fund may be made only by Variable Accounts and Qualified Plans. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the Prospectus of the Variable Accounts.

     Shares of each Portfolio of the Fund are offered to the Variable Accounts and Qualified Plans without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. OCC Distributors acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Two World Financial Center, New York, New York l0080.


                                 REDEMPTION OF SHARES

     Shares of any Portfolio of the Fund can be redeemed by the Variable Accounts and Qualified Plans at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each

Portfolio's shares are expected to fluctuate accordingly. The redemption value of the Fund's shares may be either more or less than the original cost to the Variable Accounts. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (l) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC;
(2) an emergency, as defined by the SEC exists making trading of portfolio securities or valuation of net assets not reasonably practicable; (3) the SEC has by order permitted such suspension.


                                STATE LAW RESTRICTIONS

     The investments of the Variable Accounts are subject to the provisions of the insurance laws of the States of domicile of the life insurance companies offering the Contracts. The Fund and its Portfolios will voluntarily comply with the statutory investment restrictions applicable to the investments of life insurance company separate accounts, of the States of domicile of the life insurance companies offering the Contracts, even though these state law investment restrictions do not apply to the Fund and its Portfolios. For a description of the state law restrictions applicable to the separate accounts of the life insurance companies offering the Contracts, see the Prospectus for the Variable Accounts.


                          DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.

     SMALL CAP AND MANAGED PORTFOLIOS. Dividends from net investment income, if any, on the Small Cap and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains, if any, will be declared and paid at least once per calendar year.

     TAXES. Because the Fund intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts and the Qualified Plans are the sole shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to contractowners, see the Prospectus for the Variable Accounts.


                              CALCULATION OF PERFORMANCE

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated as well as performance information for the Portfolios as indicated below. This performance information does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts.

           AVERAGE ANNUAL TOTAL RETURN OF MANAGED AND SMALL CAP PORTFOLIOS
                             OF OCC ACCUMULATION TRUST(1,2)

                  For the one year    For the five year   For the period from
                    period ended        period ended        inception to
Portfolio         December 31, 1997   December 31, 1997   December 31, 1997*
---------         -----------------   -----------------   ------------------
Managed                22.29%               19.86%              20.32%
Small Cap              22.24%               14.61%              15.45%

     *The Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.


     (1) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Small Cap and Managed Portfolios immediately after the transaction were $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Small Cap and Managed Portfolios, $8,129,274 and $51,345,102 respectively, with respect to the Fund.

     For the period prior to September 16, 1994, the performance figures above for each of the Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

     (2) Reflects waivers of all or a portion of the advisory fees and reimbursement of other expenses for certain Portfolios by the Manager. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the S&P 500 Stock Index, the Russell 2000, and the Morgan Stanley International (MSCI) All Country World Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                                ADDITIONAL INFORMATION

     ORGANIZATION OF THE FUND. The Fund was organized as a Massachusetts business trust on May 12, 1994 and is registered with the SEC as an open-end diversified management investment company. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into seven separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

     The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account. The Fund's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

     VOTING. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Variable Accounts will vote the shares of the Fund, or any Portfolio of the Fund, held in the Variable Accounts in accordance with instructions from Contractowners, as described under the caption "Voting Rights" in the accompanying Prospectus for the Variable Accounts. Shares for which no instructions are received as well as shares which the Manager or its parent, Oppenheimer Capital, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10 percent or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

     Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.


     CUSTODIAN AND TRANSFER AGENT. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

     CONTRACTOWNERS INQUIRIES. Inquiries concerning the purchase and sale of shares of the Fund, dividends, account statements and management and investment policies of the Fund should be directed to the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts.

     YEAR 2000 ISSUES. The management services provided to the Fund by the Manager, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other incorrect date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Manager and Transfer Agent have been actively working on necessary changes to their own computer systems to deal with the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time.

                                       APPENDIX

              DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS


COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.


     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure.
While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards.
Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

                        Statement of Additional Information


OCC ACCUMULATION TRUST

One World Financial Center
New York, NY  10281






     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated May 1, 1998, (the "Prospectus") of OCC Accumulation Trust (the "Fund"). Contractowners can obtain copies of the Fund Prospectus by written request to the life insurance company who issued the Contract at the address delineated in the Variable Account Prospectus or by calling the life insurance company who issued the Contract at the telephone number listed in the Variable Account Prospectus.


     THE DATE OF THIS ADDITIONAL STATEMENT IS MAY 1, 1998.

                                 TABLE OF CONTENTS

                                                        Page
                                                        ----
     Investment of Assets..............................   3

     Investment Restrictions...........................  15

     Trustees and Officers.............................  17

     Control Persons...................................  21

     Investment Management and Other Services..........  23

     Determination of Net Asset Value..................  27

     Dividends, Distribution and Taxes.................  29

     Portfolio Yield and Total Return Information......  30

     Additional Information............................  33

     Financial Statements.............................. A-1

                                INVESTMENT OF ASSETS

     The investment objective and policies of each Portfolio of the Fund are described in the Prospectus. A further description of the investments and investment methods applicable to certain Portfolios appears below.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES. Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     COLLATERALIZED MORTGAGE OBLIGATIONS. In addition to securities issued by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), another type of mortgage-backed security is the "collateralized mortgage obligation", which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. The Money Market Portfolio will not invest more than 5% of its total assets in collateralized mortgage obligations. Investments will only be made in collateralized mortgage obligations which are of high quality, as determined by the Board of Trustees.

     INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus (10% limit on illiquid investments for Money Market Portfolio).

     The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Manager") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes. Variable rate notes are subject to the Portfolios' investment restrictions on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal amount and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for each Portfolio (10% limit for illiquid investments for Money Market Portfolio) unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     LOWER RATED BONDS. Each Portfolio except for the Money Market Portfolio may invest up to 5% of its assets in bonds rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff"). These securities are commonly known as "junk bonds." Securities rated less than Baa by Moody's or BBB- by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. It is the Fund's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Manager's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding junk bonds.

     DOLLAR ROLLS. The U.S. Government Income Portfolio may enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as interest earned on the cash proceeds of the initial sale.

     The Portfolio will establish a segregated account with the Fund's custodian bank in which the Portfolio will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

     Dollar rolls are considered borrowings by the Portfolio. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio is required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of all borrowings.

     HEDGING. As stated in the Prospectus, the Global Equity, Mid Cap, Small Cap and Equity Portfolios may engage in options and futures. Information about the options and futures transactions these Portfolios may enter into is set forth below.

     FINANCIAL FUTURES. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if a portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. The Global Equity Portfolio may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indices of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor's ("S&P") 500 Index or the Financial Times Equity Index ("index" futures). At present, no Portfolio intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of the Portfolio's total assets. This limitation is not a fundamental policy.

     INFORMATION ON PUTS AND CALLS. The Mid Cap, Small Cap and Equity Portfolios may write calls on individual securities. The Mid Cap and Global Equity Portfolios are authorized to write covered put and call options and purchase put and call options on the securities in which they may invest. When a portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the portfolio forgoes any possible profit from an increase in market price over the exercise price. A portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the portfolio retains the underlying security and the premium received. If, due to a lack of a market, a portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the portfolio's entering into a closing purchase transaction.

     When a portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the portfolio will lose its premium payment and the right to purchase the underlying investment.

     With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the securities underlying an option it has written, in accordance with the terms of that option as written, a portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 15% limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

     A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium received on a put written by a portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, the Fund, on behalf of a portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the portfolio's obligation as a put writer continues, the portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the portfolio to purchase the underlying security at the exercise price. A portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     A portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the portfolio. The portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a portfolio to protect its securities holdings against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of a portfolio's securities.

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a portfolio may cause the portfolio to sell its securities to cover the call, thus increasing its turnover rate in a manner beyond the portfolio's control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the portfolio's control, holding a put might cause a portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

     OPTIONS ON FUTURES. The Global Equity, Mid Cap, Small Cap and Equity Portfolios may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against an anticipated increase in securities prices.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options may to some extent be reduced or increased by changes in the value of its securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on securities. For example, a Portfolio may purchase a put option on a futures contract to hedge the Portfolio's holdings against the risk of a decline in securities prices.

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     STOCK INDEX FUTURES AND RELATED OPTIONS. Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio's position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian, for the benefit of the Portfolio, to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

     There are several risks in connection with the use of stock index futures in the Portfolio as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio's holdings diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the future. If the price of the futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the Portfolio's securities may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Manager believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio hedges against the possibility of a decline in the market adversely affecting stocks it holds and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.

     Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.

     Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge a portfolio's securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     In addition, if the Portfolios have insufficient cash they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.

     REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Manager, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the 1940 Act, when a portfolio sells a future, the Fund, on behalf of the portfolio, will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

     The Fund and each Portfolio must operate within certain restrictions as to its positions in futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund and each Portfolio from registration with the CFTC as a "commodity pool operator" (as defined under the CEA). Under those restrictions, a portfolio may not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of its assets. Each Portfolio may use futures and options thereon for bona fide hedging or for other purposes within the meaning and intent of the applicable provisions of the CEA.

     TAX ASPECTS OF HEDGING INSTRUMENTS. Each Portfolio in the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that at least 90% of its gross income must be derived from dividends, interest and gains from the sale or other disposition of securities. In connection with the 90% test, amendments to the Internal Revenue Code specify that income from options, futures and other gains derived from investments in securities is qualifying income under the 90% test.

     Regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon (collectively, "Section 1256 contracts") held by a portfolio at the end of each taxable year may be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains or losses recognized on Section 1256 contracts sold by a portfolio during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. A portfolio may elect to exclude certain transactions from the mark-to-market rule although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed annually to meet income distribution requirements, currently at 98%, to avoid payment of federal excise tax.

     It should also be noted that under certain circumstances, the acquisition of positions in hedging instruments may result in the elimination or suspension of the holding period for tax purposes of other assets held by a portfolio with the result that the relative proportion of short-term capital gains (taxable as ordinary income) could increase.

     POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a portfolio's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Moreover, if the Manager's investment judgment about the general direction of securities prices is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into a Hedging Transaction.

     Also, when a portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

     INVESTMENT IN FOREIGN SECURITIES. As described in the Prospectus, the Global Equity Portfolio will, and the Equity, Mid Cap, Small Cap and Managed Portfolios may purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American depository receipts listed on a domestic securities exchange or traded in a domestic or foreign over-the-counter market. There is no limit on the amount of such foreign securities that the Portfolios might acquire. These Portfolios will hold foreign currency in connection with the purchase or sale of securities on a foreign securities exchange. To the extent that foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency and foreign securities will be held by the Fund's custodian bank, or by a foreign branch of a U.S. bank, acting as subcustodian, on behalf of the Portfolio. The custodian bank will hold such foreign securities pursuant to such arrangements as are permitted by applicable foreign and domestic law and custom.

     Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations (e.g. currency blockage). The Portfolios may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of foreign stock exchanges, brokers, and listed companies than there is in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investment in securities of issuers located in those countries. Individual foreign economies may differ favorable or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. If it should become necessary, the Portfolios would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a United States issuer.

     INVESTMENTS IN EASTERN EUROPE. Investments in Eastern Europe are speculative and involve a high degree of risk of loss. The emergence of Eastern European capital markets is in part a function of the policies of the former Gorbachev administration. With the recent change in power and restructuring of the Soviet Union there is no assurance that such markets will continue to constitute a viable investment opportunity for the Portfolios and there may be a high degree of risk of expropriation without compensation. The governments of a number of Eastern European countries previously expropriated large quantities of private property. The claims of many property owners against those governments were never finally settled. There is no assurance that such expropriation will not occur again. If such expropriation were to recur, the Portfolios could lose all or a substantial portion of their investments in such countries. Further, no accounting standards comparable to those in the U.S. exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of the Portfolios. Presently the Global Equity Portfolio is the only Portfolio which intends to invest in these types of securities.

     The governments of certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such countries. These authorities may not be qualified to act as foreign custodians under the 1940 Act and as a result, the Portfolios would not be able to invest in the countries in the absence of exemptive relief from the Securities and Exchange Commission. In addition, the risk of loss through government confiscation may be increased in such countries.

     FOREIGN CURRENCY TRANSACTIONS. The Global Equity, Equity, Mid Cap, Small Cap and Managed Portfolios do not intend to speculate in foreign currency. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Global Equity, Mid Cap, Equity, Small Cap and Managed Portfolios intend to conduct their foreign currency exchange transactions on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. Such Portfolios may enter into forward contracts in order to lock in the U.S. dollar amount they must pay or expect to receive for a security they have agreed to buy or sell or with respect to their positions when the Portfolios believe that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund's custodian bank will place cash, U.S. Government securities or debt securities in separate accounts of the Portfolios in an amount equal to the value of the Portfolios' total assets committed to the consummation of any such contract in such account and if the value of the securities placed in the separate accounts decline, additional cash or securities will be placed in the accounts on a daily basis so that the value of the accounts will equal the amount of the Portfolios' commitments with respect to such forward contracts. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolios of a foreign currency, the Portfolios may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating them to purchase, on the same settlement date, the same amount of foreign currency.

     The Global Equity Portfolio may effect currency hedging transactions in foreign currency futures contracts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Global Equity Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

     Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     Under Internal Revenue Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Internal Revenue Code
Section 988. Also, certain foreign exchange gains or losses derived with respect to fixed-income securities are also subject to Section 988 treatment.
In general, therefore, Internal Revenue Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if Internal Revenue Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary income distributions.

     FOREIGN CUSTODY. Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. The Portfolios' holdings of securities of issuers located outside of the U.S. will be held by the Fund's sub-custodians who will be approved by the trustees or by the trustees' delegate in accordance with such Rules. The trustees or their delegate will determine that the Portfolios' assets will be subject to reasonable care, based on standards applicable to custodians in the relevant market, after considering all factors relevant to the safekeeping of such assets including but not limited to, the custodian's practices, procedures and internal controls; the custodian's general reputation; and whether the Portfolios will have jurisdiction against the custodian. However, no assurances can be given that the trustees' or their delegates' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), confiscations or any other loss of assets that would affect assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from those or other similar events.

     CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios' objectives.

     FOREIGN AND DOMESTIC SECURITY SELECTION PROCESS. The allocation of assets between U.S. and foreign markets for the Global Equity Portfolio in particular, as well as all other Portfolios which invest in foreign securities in general, will vary from time to time as deemed appropriate by the Manager. It is a dynamic process based on an on-going analysis of economic and political conditions, the growth potential of the securities markets throughout the world, currency exchange considerations and the availability of attractively priced securities within the respective markets. In all markets, security selection is designed to reduce risk through a value oriented approach in which emphasis is placed on identifying well-managed companies which, in the case of the Global Equity Portfolio, represent exceptional values in terms of such factors as assets, earnings and growth potential.

     INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on a Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Portfolio will invest in an investment company only if it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolios cannot invest more than 10% of their assets, respectively, in investment companies or more than 5% of their total assets, respectively, in the securities of any one investment company, nor may they own more than 3% of the outstanding voting securities of any such company, respectively, except that these limits do not apply if a portfolio is acquiring securities of an investment company in the same group of investment companies, the portfolio only invests in securities of other investment companies that are part of the same group, government securities and short-term paper; sales or distribution charges are charged only at one of the acquired or acquiring investment companies and the acquired company has a policy restricting it from investing in securities of other investment companies under these exceptions.
To the extent a Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.

     PASSIVE FOREIGN INVESTMENT COMPANY INCOME. If a Portfolio invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Portfolio level which could not be eliminated by distributions to shareholders. Under the Taxpayer Relief Act of 1997, a mark-to-market regime was established that allows a regulated investment company ("RIC") to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on a Portfolio with respect to investments in PFIC's would be significant.


                            INVESTMENT RESTRICTIONS

     The Fund's significant investment restrictions applicable to the Portfolios are described in the Prospectus. The following investment restrictions have been adopted by the Fund as fundamental policies which cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, unless specifically stated otherwise; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

     ADDITIONAL RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS. Each Portfolio of the Fund may not:

     1. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 33% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

     2. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

     3. Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus.

     4. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

     5. Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

     6. Invest in oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

     7. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     8. Invest for the purposes of exercising control or management of another company.

     9. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

     RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY. The Money Market Portfolio may not:

     1. Invest in securities other than those listed in the description of its investment objectives and policies above and in the Prospectus.

     2. Invest in securities maturing more than one year (within the meaning of the 1940 Act) from the date of purchase, except that where securities are held subject to repurchase agreements having a term of one year or less from the date of delivery, the securities subject to the agreement may have maturity dates in excess of one year from date of delivery.

     3. Purchase securities for which there are legal or contractual restrictions on resale (i.e. restricted securities).

     RESTRICTIONS APPLICABLE TO THE EQUITY, MID CAP, MANAGED, GLOBAL EQUITY AND SMALL CAP PORTFOLIOS ONLY. Each of the above Portfolios may not:

     1. Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2. Invest more than 5% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Equity, Mid Cap, Managed, Global Equity and/or Small Cap Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 15% of that Portfolio's total assets.

                               TRUSTEES AND OFFICERS


     The trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. The address of each is One World Financial Center, New York, New York 10281, except as noted. As of March 31, 1998, the trustees and officers of the Fund as a group owned none of its outstanding shares.



JOSEPH M. LA MOTTA, CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT*
Age: 65
Chairman Emeritus of Oppenheimer Capital, a registered investment adviser; Chairman of the Board and President of OCC Cash Reserves, Inc., an open-end investment company.



PAUL Y. CLINTON, TRUSTEE
39 Blossom Avenue
Osterville, Massachusetts  02655
Age: 67
Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; Trustee of Capital Cash Management Trust, a money-market fund and Director of Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Bond Fund for Growth, Oppenheimer Mid Cap Fund, and OCC Cash Reserves, Inc.; Trustee of OCC Accumulation Trust and Oppenheimer Quest for Value Funds, each of which is an open-end investment company.



THOMAS W. COURTNEY, C.F.A., TRUSTEE
P. O. Box 8186
Naples, Florida  33941
Age: 64
Principal of Courtney Associates, Inc., a venture capital business; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Federated Investment Counseling, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Bond Fund for Growth, Oppenheimer Mid Cap Fund, OCC Cash Reserves, Inc., and Trustee of Oppenheimer Quest for Value Funds, each of which is an open-end investment company; former President of Boston Company Institutional Investors, Inc.; former Director of The Financial Analysts Federation; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; and Director of several privately owned corporations.



LACY B. HERRMANN, TRUSTEE
380 Madison Avenue, Suite 2300
New York, New York 10017
Age: 68
Chairman of the Board and Chief Executive Officer of Aquila Management Corporation (since 1984), the sponsoring organization and Administrator and/or Advisor or Sub-Advisor to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust (since 1985), Short Term Asset Reserves (from 1984 to 1993), Pacific Capital Cash Assets Trust (since 1984), Pacific Capital U.S. Treasuries Cash Assets Trust (since 1988), Pacific Capital Tax-

Free Cash Assets Trust (since 1988), Prime Cash Fund (from 1982 - 1996), Oxford Cash Management Fund (1982-1988) and Trinity Liquid Assets Trust (1982
- 1985), each of which is a money market fund, Churchill Tax-Free Fund of Kentucky (since 1986), Tax-Free Fund of Colorado (since 1986), Tax-Free Trust of Oregon (since 1985), Tax-Free Trust of Arizona (since 1985), Tax-Free Fund For Utah (since 1992) Narragansett Insured Tax-Free Income Fund (since 1992), and Hawaiian Tax-Free Trust (since 1984), each of which is a tax-free municipal bond fund, and of Aquila Rocky Mountain Equity Fund (since 1994) and Aquila Cascadia Equity Fund (since 1996), each of which is a regional equity fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc. (since 1981), distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust (CCMT), a money market fund (since 1981) and an Officer and Trustee/Director of its predecessors (since 1974); President and Director of STCM Management Company, Inc., sponsor and Subadvisor to CCMT; Director, Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Bond Fund for Growth, Oppenheimer Mid Cap Fund, OCC Cash Reserves, Inc., Trustee of Oppenheimer Quest for Value Funds, each of which is an open-end investment company; Trustee of Brown University since 1990; actively involved for many years in leadership roles with university, school, and charitable organizations.



GEORGE LOFT, TRUSTEE
51 Herrick Road
Sharon, Connecticut 06069
Age: 83
Private Investor; Director of OCC Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Bond Fund for Growth, Oppenheimer Mid Cap Fund, Oppenheimer Quest Global Value Fund, Inc., Trustee of Oppenheimer Quest for Value Funds, all of which are open-end investment companies.



GAVIN ALBERT, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 29
Vice President of Oppenheimer Capital since December 1996 and securities analyst with Oppenheimer Capital since 1994; management consultant with EDS Energy Management in 1994; attended Vanderbilt University Business School from September 1992 to May 1994 (Masters of Business Administration degree in finance and management).



TIMOTHY CURRO, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 38
Vice President of Oppenheimer Capital since November 1996; general partner of Value Holdings, L.P., an investment partnership from May 1995 to November 1996; Vice President in the Equity Research Department of UBS Securities Inc. from June 1994 to May 1995 and from January 1991 through February 1993 and a partner with Omega Advisors, Inc. from March 1993 to March 1994.



PIERRE DAVIRON, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 56
President and Chief Investment Officer, Oppenheimer Capital International, a division of Oppenheimer Capital and a Managing Director of Oppenheimer Capital; Executive Vice President of The Central European Value Fund, Inc., a closed-end
investment company.   Previously Chairman and Chief Executive Officer at
Indosuez

Gartmore Asset Management, a division of Banque Indosuez, Paris, France. Previously Managing Director in Mergers and Acquisitions at J.P. Morgan.



BERNARD H. GARIL, VICE PRESIDENT
Age: 57
President and Chief Operating Officer of OpCap Advisors and a Managing Director of Oppenheimer Capital; Vice President of OCC Cash Reserves, Inc., an open-end investment company and President of The Central European Value Fund, Inc. and Municipal Advantage Fund, Inc., closed-end investment companies.



RICHARD GLASEBROOK, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 49
Managing Director, Oppenheimer Capital; formerly Partner and Portfolio Manager of Delafield Asset Management.



JOHN GIUSIO, VICE PRESIDENT
Age: 54
Vice President, Oppenheimer Capital; Vice President of OCC Cash Reserves, Inc., an open-end investment company; formerly Vice President, Salomon Brothers.



LOUIS GOLDSTEIN, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 37
Senior Vice President, Oppenheimer Capital SINCE 1998, joined Oppenheimer Capital as Vice President and security analyst in 1991.



ALAN GUTMANN, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 37
Senior Vice President and Equity Portfolio Manager, Oppenheimer Capital; joined Oppenheimer Capital in 1991 as a Security Analyst.



BENJAMIN GUTSTEIN, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 29
Assistant Vice President, Oppenheimer Capital since 1996; joined the firm in 1993; prior thereto, associate at Lehman Brothers.



VIKKI HANGES, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 38
Senior Vice President, Oppenheimer Capital since 1998; Vice President from 1992; Assistant Vice President, 1987-1992.



DEBORAH KABACK, SECRETARY
Age: 46
Senior Vice President and Deputy General Counsel, Oppenheimer Capital; Secretary of OCC Cash Reserves, Inc., an open-end investment company and Secretary of The Central European Value Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.

TIMOTHY MCCORMACK, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 33
Senior Vice President, Oppenheimer Capital since 1998 and Vice President since 1995; joined Oppenheimer Capital in 1994; formerly Security Analyst at U.S. Trust Co.; formerly Security Analyst at Gabelli and Company.



RICHARD L. PETEKA, ASSISTANT TREASURER
Age: 36
Vice President, Oppenheimer Capital; Assistant Treasurer of OCC Cash Reserves, Inc., an open-end investment company and Treasurer of The Central European Value Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.



EILEEN ROMINGER, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 43
Managing Director, Oppenheimer Capital.



SHELDON M. SIEGEL, TREASURER
Age: 55
Managing Director and Treasurer, Oppenheimer Capital; Treasurer of OpCap Advisors; Treasurer of OCC Cash Reserves, Inc., an open-end investment company.



     REMUNERATION OF OFFICERS AND TRUSTEES. All officers of the Fund are officers of Oppenheimer Capital and will receive no salary or fee from the Fund. The following table sets forth the aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended December 31, 1997 and the aggregate compensation paid to each of the Trustees by all of the funds in the Advisor's Fund Complex during each such fund's 1997 fiscal year. The Managed Portfolio, the Small Cap, Equity and Global Equity Portfolios of the Fund were the only Portfolios of the Fund that paid fees to the Trustees.

-----------------------------------------------------------------------------------------------
                                FOR THE YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------

                                        PENSION OR                               TOTAL
                                        RETIREMENT                               COMPENSATION
                     AGGREGATE          BENEFITS ACCRUED AS  ESTIMATED ANNUAL    FROM THE FUND
NAME OF TRUSTEE      COMPENSATION       PART OF FUND         BENEFITS UPON       AND THE FUND
OF THE FUND          FROM THE FUND      EXPENSES             RETIREMENT          COMPLEX
-----------------------------------------------------------------------------------------------

Paul Clinton            $15,375                   0                   0              $96,630
-----------------------------------------------------------------------------------------------
Thomas Courtney         $15,375                   0                   0              $96,630
-----------------------------------------------------------------------------------------------
Lacy Herrmann           $14,325                   0                   0              $89,193
-----------------------------------------------------------------------------------------------
Joseph La Motta               0                   0                   0                    0
-----------------------------------------------------------------------------------------------
George Loft             $15,375                   0                   0              $98,068
-----------------------------------------------------------------------------------------------




For the purpose of the chart above "Fund Complex" includes the Fund, other funds advised by the Manager and the Oppenheimer Quest Funds for which the Manager serves as subadvisor.


                                  CONTROL PERSONS


     As of March 31, 1998, shares of the Portfolios were held by Oppenheimer Capital and the Variable Accounts of the following insurance companies, with the figures beneath each Portfolio representing that company's holdings as a percentage of each Portfolio's total outstanding shares.

                PORTFOLIO SHAREHOLDERS OF RECORD AS OF MARCH 31, 1998(1)

------------------------------------------------------------------------------------------
                                     PORTFOLIOS
------------------------------------------------------------------------------------------
SHAREHOLDERS         MONEY     U.S. GOVT.   GLOBAL    EQUITY    SMALL   MANAGED   MID CAP
                     MARKET    INCOME       EQUITY              CAP
------------------------------------------------------------------------------------------
The Mutual Life
Insurance Company     100%      23.69%       ---       10.75%    3.48%    9.87%     ---
of New York (New
York, NY) & The
MONY Life
Insurance Company
of America
(New York, NY)
------------------------------------------------------------------------------------------
Provident Mutual
Life Insurance        ---        ---         ---       80.55%   16.28%   11.44%     ---
Company
(Philadelphia, PA)
& Providentmutual
Life and Annuity
Company of America
(Newark, DE)
------------------------------------------------------------------------------------------
Connecticut General
Life Insurance        ---        ---       96.90%        .24%   16.00%   20.64%     ---
Company & CIGNA
Life Insurance
Company
(Hartford, CT)
------------------------------------------------------------------------------------------
Providian Life and
Health Insurance      ---      29.84%       ---          ---    11.30%    4.64%     ---
Company
(Frazer, PA)
------------------------------------------------------------------------------------------
American Enterprise
Life Insurance        ---      41.57%       ---          .71%     .21%    1.61%     ---
Company
(Indianapolis, IN)
------------------------------------------------------------------------------------------
Oppenheimer Capital
(New York, NY)        ---       4.90%       ---          ---       ---     ---      99.85%
------------------------------------------------------------------------------------------
IL Annuity and
Insurance Company     ---        ---        ---          ---     2.46%    2.35%     ---
(Indianapolis, IN)
------------------------------------------------------------------------------------------
PRUCO Life
Insurance Company     ---        ---        ---          ---    46.89%   46.64%     ---
of New Jersey and
PRUCO Life
Insurance Company
(Newark, NJ)
------------------------------------------------------------------------------------------

                                       22

------------------------------------------------------------------------------------------
                                     PORTFOLIOS
------------------------------------------------------------------------------------------
SHAREHOLDERS         MONEY     U.S. GOVT.   GLOBAL    EQUITY    SMALL   MANAGED   MID CAP
                     MARKET    INCOME       EQUITY              CAP
------------------------------------------------------------------------------------------
Transamerica
(Los Angeles, CA)     ---        ---         ---          ---     .01%     .02%     ---
------------------------------------------------------------------------------------------
ReliaStar Life
Insurance Company     ---        ---        3.10%        7.74%   3.37%    2.79%     ---
(Minneapolis, MN)
------------------------------------------------------------------------------------------
Sun Life of
Canada (U.S.)         ---        ---         ---          .01%     ---     ---     .15%
(Boston, MA)
------------------------------------------------------------------------------------------


--Company does not offer shares of the Portfolios of the Fund.



(1) This chart lists all Variable Account shareholders of record of the Portfolios as of March 31, 1998 and all holdings of shares of the Portfolios by Oppenheimer Capital, the parent of the Manager. To the best knowledge of the Fund, no Contractowner held units equivalent to 5% or more of the shares of any Portfolio of the Fund as of March 31, 1998.


     Shares of the Money Market Portfolio were acquired by Oppenheimer Capital to provide initial capital for the Fund. Shares of the U.S. Government Income and the Mid Cap Portfolio were acquired by Oppenheimer Capital to provide capital for the Portfolio so that the Manager could commence a meaningful investment program for the Portfolios, pending the acquisition of shares of the Portfolios by Variable Accounts. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractowners. Under certain circumstances however, the insurance companies, on behalf of their respective Variable Accounts, may disregard voting instructions received from Contractowners. The shares held by Oppenheimer Capital will be voted in the same proportions as those voted by the insurance companies which are held in their respective Variable Accounts. Any shareholder of record listed in the above chart beneficially owning more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio by virtue of the definitions contained in the 1940 Act. The vote of such shareholder of record could have a more significant effect on matters presented to shareholders for approval than the votes of the Fund's other shareholders.

     INVESTMENT MANAGEMENT AND OTHER SERVICES

     THE ADVISORY AGREEMENT. The initial Advisory Agreement was first approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the 1940
Act) and who have no direct or indirect financial interest in such Agreement (the "Independent Trustees") on May 26, 1994, and by the Manager as then sole shareholder of the Fund on September 12, 1994 (the "Initial Advisory Agreement"). An amendment to the initial Advisory Agreement was approved by the Fund's Board of Trustees, including the Independent Trustees, on January 30, 1996 and by the shareholders of the Equity, Global Equity, Managed and Small Cap Portfolios of the Fund on April 15, 1996 and was effective as of May 1, 1996. Under the Initial Advisory Agreement, the Manager received from the Fund, compensation on a monthly basis, at the annual rate of 0.60% of the average daily net assets of each of the Equity, Small Cap, Managed and U.S. Government Income Portfolios, 0.75% of the average daily net assets of the Global Equity Portfolio, and 0.40% of the average daily net assets of the Money Market Portfolio. Under the amendment to the Initial Advisory Agreement, effective May 1, 1996, the Manager receives from the Fund, compensation on a monthly basis, at an annual rate of 0.80% on the first $400 million, 0.75% on the next $400 million and 0.70% thereafter of the average daily net assets of the Equity, Global Equity, Managed and Small Cap Portfolios, respectively. Compensation for services provided by the Manager to the Money Market and U.S. Government Portfolios remain unchanged. The amendment to the Initial Advisory Agreement also provides that the Manager will limit total operating expenses of the Portfolios of the Fund to 1.25% (net of any expense offsets) of their respective average daily net assets.


     On February 28, 1997, the Board of Trustees including a majority of the Trustees who are not "interested persons" of the Fund, approved a new Advisory Agreement (the "Advisory Agreement"), on identical terms as the initial Advisory Agreement, as amended, to take effect upon the acquisition by PIMCO Advisors L.P. and its affiliates (the "PIMCO Partners") of a controlling interest in Oppenheimer Capital and its subsidiary OpCap Advisors, the Manager of the Fund (the "Transaction"). The Advisory Agreement was approved by the shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on October 14, 1997. The Transaction was consummated on November 4, 1997 and the new Advisory Agreement became effective on November 5, 1997. The new Advisory Agreement was amended on February 1, 1998 to provide that the Manager will limit total operating expenses of all Portfolios of the Fund except the Global Equity Portfolio to 1.00% (net of any expense offsets) of their respective average daily net assets and that the Manager will limit total operating expenses of the Global Equity Portfolio to 1.25% (net of any expense offsets) of its average daily net assets.

     Under the Advisory Agreement, the Manager is required to: (i) regularly provide investment advice and recommendations to each Portfolio of the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Fund and the portion, if any, of the assets of each Portfolio of the Fund to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio of the Fund and the sale of securities and other investments held by each Portfolio of the Fund.

     The Advisory Agreement also requires the Manager to provide administrative services for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the Fund and (2) preparation and filing of reports required by federal securities and "blue sky" laws, shareholder reports and proxy materials.

     Expenses not expressly assumed by the Manager under the Advisory Agreement or by OCC Distributors (the "Distributor") are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, of which the major categories relate to interest, taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.


     For the fiscal year ended December 31, 1995, the total advisory fees accrued or paid by the Equity, Managed, Small Cap and Money Market Portfolios were $38,504, $447,678, $72,770 and $16,447, respectively, of which,
$34,745, $55,036, $30,075 and $5,702, respectively, was waived by the
Manager.

For the fiscal year ended December 31, 1995, the Manager waived its fee of $9,022 and $4,873 for the Global Equity and U.S. Government Income Portfolios, respectively. In addition, the Manager reimbursed operating expenses of $23,340 and $27,434, respectively, to such Portfolios. For the fiscal year ended December 31, 1996, the total advisory fees accrued or paid by the Equity, Managed, Small Cap, Money Market, U.S. Government Income and Global Equity Portfolios were $109,057, $972,381, $165,735, $16,388,
$14,797 and $71,811, respectively, of which $18,150, $8,220, $17,823,
$11,550, $14,797 and $37,689, was waived by the Manager. In addition, the Manager reimbursed operating expenses of $19,305 for the U.S. Government Income Portfolio. For the fiscal year ended December 31, 1997, the total advisory fees accrued or paid by the Equity, Managed, Small Cap, Money Market, U.S. Government Income and Global Equity Portfolios were $199,896, $2,321,835, $498,382, $17,502, $35,757 and $184,504, respectively, of which
$3,123, $8,028 and $2,537 was waived by the Manager with respect to the Money Market Portfolio, the U.S. Government Income Portfolio, and the Global Equity Portfolio, respectively.


     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Manager is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Manager to act as investment advisor for any other person, firm, or corporation.


     PORTFOLIO TRANSACTIONS. Portfolio decisions are based upon recommendations of the Manager and the judgment of the portfolio managers.
As most, if not all, purchases made by the U.S. Government Income and Money Market Portfolios will be principal transactions at net prices, those Portfolios pay no brokerage commissions; however prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. The Portfolios will pay brokerage commissions on transactions in listed options and equity securities. Prices of securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.
The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of the Manager; information received in connection with directed orders of other accounts managed by the Manager or its affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager, to make available additional views for consideration and comparison, and to enable the Manager to obtain market information for the valuation of securities held by the Fund. For the year ended December 31, 1997, the aggregate dollar amount involved in such transactions was $28,989,343, with related commissions of $37,385.


     Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to brokers and dealers, but only in conformity with the price, execution and other considerations and practices discussed above. The Fund may execute brokerage transactions through CIBC Oppenheimer Corp., Inc. ("CIBC Oppenheimer"), which prior to the consummation of the acquisition by the PIMCO Partners of a controlling interest in

Oppenheimer Capital and OpCap Advisors was an affiliated broker-dealer.


     The following table presents information as to the allocation of brokerage commissions paid to CIBC Oppenheimer by the Equity, Global Equity, Managed, and Small Cap Portfolios for the year ended December 31, 1995, for the year ended December 31, 1996 and for the year ended December 31, 1997.



---------------------------------------------
                   TOTAL BROKERAGE
PORTFOLIO          COMMISSIONS PAID
---------------------------------------------
---------------------------------------------
                1995      1996      1997
---------------------------------------------
EQUITY        $ 6,942  $ 14,116  $ 21,025
---------------------------------------------
MANAGED        65,136   107,123   224,795
---------------------------------------------
SMALL CAP      35,395    52,990   213,701
---------------------------------------------
GLOBAL EQUITY  11,614    41,242    49,976
---------------------------------------------

------------------------------------------------------------------------------
                                   BROKERAGE COMMISSIONS
PORTFOLIO                        PAID TO CIBC OPPENHEIMER
------------------------------------------------------------------------------
                        $  AMOUNTS                            %
------------------------------------------------------------------------------
                  1995      1996      1997        1995       1996      1997
------------------------------------------------------------------------------
EQUITY         $  3,800  $  5,743   $ 5,221       55.0       40.7      24.8
------------------------------------------------------------------------------
MANAGED          26,544    61,183    82,229       41.0       57.1      36.6
------------------------------------------------------------------------------
SMALL CAP        12,805    23,565    76,787       36.0       44.5      35.9
------------------------------------------------------------------------------
GLOBAL EQUITY       490     4,563     4,675        4.0       11.1       9.4
------------------------------------------------------------------------------

------------------------------------------------------------------------------
PORTFOLIO                          TOTAL AMOUNT OF TRANSACTIONS
                       WHERE BROKERAGE COMMISSIONS PAID TO CIBC OPPENHEIMER
------------------------------------------------------------------------------
                             $  AMOUNTS                            %
------------------------------------------------------------------------------
                    1995         1996         1997        1995    1996   1997
------------------------------------------------------------------------------
 EQUITY        $ 2,513,857   $5,747,719   $ 4,578,999     51.3    50.5   32.9
------------------------------------------------------------------------------
 MANAGED        19,748,754   50,188,690    78,122,478     47.1    59.0   36.2
------------------------------------------------------------------------------
 SMALL CAP       3,948,081    8,870,059    32,932,369     32.3    45.4   38.1
------------------------------------------------------------------------------
 GLOBAL EQUITY     450,584    4,995,531     5,840,385     16.0    33.6   27.0
------------------------------------------------------------------------------


(1)The Fund did not effect principal transactions with CIBC Oppenheimer while it was an affiliated broker-dealer. When the Fund effects principal transactions with other broker-dealers commissions are imputed.

The Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Manager to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each portfolio of the

Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Manager or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.


                          DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the "NYSE") is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Fund's net assets by the number of shares outstanding. The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

     PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO. Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the date of valuation.

     The Fund's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities. The service selected by the Manager creates and maintains price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing service are valued based upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board of Trustees' procedures. Short-term (having a remaining maturity of more than sixty days) debt securities are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost or value.

     Puts and calls are valued at the last sales price therefor, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date the Portfolio will realize a gain equal to the amount of the premium received. If a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

     MONEY MARKET PORTFOLIO. The Money Market Portfolio operates under a rule of the Securities and Exchange Commission under the 1940 Act (the "Rule") which permits it to stabilize the price of its shares at $1.00 by valuing its securities holdings on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost adjusted by straight-line accretion or amortization to maturity of any discount or premium. The method does not take into account any unrealized gains or losses.

     While the amortized cost method provides certainty in valuation, there may be periods during which value, as determined by amortized cost, may be higher or lower than the price the Money Market Portfolio would receive if it sold its securities on a particular day. During periods of declining interest rates, the daily yield on the Money Market Portfolio's shares may tend to be higher (and net investment income and daily dividends lower) than under a like computation made by a fund with identical investments which utilizes a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. The converse would apply in a period of rising interest rates.

     Under the Rule, the Fund's Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the Money Market Portfolio's holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, to determine whether the Money Market Portfolio's net asset value calculated by using available market quotations deviates from the per share value based on amortized cost. "Available market quotations" may include actual quotations, estimates of market value reflecting current market conditions based on quotations or estimates of market value for individual portfolio instruments or values obtained from yield data relating to a directly comparable class of securities published by reputable sources.

     Under the Rule, whenever the deviation between the net asset value per share of the Money Market Portfolio's shares based on available market quotations from the Portfolio's amortized cost price per share reaches 1/2 of 1%, the Board of Trustees must promptly consider what action, if any, will be initiated. However, the Board of Trustees has adopted a policy under which it will be required to consider what action to take whenever the deviation between the net asset value per share based on available market quotations from the Portfolio's amortized cost price per share reaches $.003. When the Board of Trustees believes that the extent of any deviation may result in material dilution or other unfair results to potential investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of securities holdings prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share using available market quotations.


                         DIVIDENDS, DISTRIBUTIONS AND TAXES

     MONEY MARKET PORTFOLIO. As discussed in the Prospectus, dividends from net income of the Money Market Portfolio will be declared on each day the NYSE is open for business to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, less the amortization of market premium and less estimated expenses of the Money Market Portfolio. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market Portfolio (see "Determination of Net Asset Value" above and in the Prospectus). The Board of Trustees may revise the above dividend policy or postpone the payment of dividends if the Money Market Portfolio should have or anticipates any large unexpected expense, loss or fluctuation in net assets which in the opinion of the Board of Trustees might have a significant adverse effect on shareholders. Any net realized capital gains will be declared and paid at least once per calendar year.

     OTHER PORTFOLIOS. The dividend policies of the U.S. Government Income, Equity, Mid Cap, Global Equity, Managed and Small Cap Portfolios are discussed in the Prospectus. In computing interest income, these Portfolios will accrete any discount or amortize any premium resulting from the purchase of debt securities except for mortgage or other receivables-backed obligations subject to monthly payment of principal and interest.


     CAPITAL GAINS AND LOSSES. Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months, regardless of how long you have held your shares. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses. At December 31, 1997, the Money Market Portfolio's accumulated net realized capital losses available as a reduction against future net realized capital gains were $47 of which $14 will expire in 2004 and $33 will expire in 2005. Capital losses incurred after October 31, 1997 are deemed to arise on the first business day of the following tax year. During the fiscal year ended December 31, 1997, the Money Market Portfolio incurred and elected to defer $145 in net capital losses. To the extent these capital loss carry-forwards are used to offset future net capital gains, the gains offset will not be distributed to shareholders. Additionally, the U.S. Government Income Portfolio utilized $6,203 of net capital loss carry-forward during the fiscal year ended December 31, 1997.

                    PORTFOLIO YIELD AND TOTAL RETURN INFORMATION

     The performance information shown below reflects deductions for all charges, expenses and fees of the Fund but does not reflect charges and deductions which are, or may be, imposed under the Contracts.

     MONEY MARKET PORTFOLIO. There are two methods by which the Money Market Portfolio's yield for a specified period of time (as stated in the Prospectus) is calculated.

     The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. (The net asset value of this share will be $1.00 except under extraordinary circumstances.) The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period; however, capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as the capital changes in question may affect the dividends declared; see "Dividends, Distributions and Taxes" herein and in the Prospectus. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends. This net change in the account value is then divided by the value of the account at the beginning of the period (normally $1.00) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period; the result is the "current yield." Normally a seven day period will be used in determining yields (both the current and the effective yield discussed below) in published or mailed advertisements.

     The second method results in an amount referred to as the "compounded effective yield." This represents an annualization of the current yield with dividends reinvested daily. This compounded effective yield for a seven day period would be computed by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     Since calculations of both kinds of yield do not take into consideration any realized or unrealized gains or losses on the Portfolio's securities holdings which may have an effect on dividends, the dividends declared during a period may not be the same on an annualized basis as either kind of yield for that period.

     Yield information may be useful to investors in reviewing the Fund's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Fund is not insured; its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by portfolio quality, portfolio maturity, type of instruments held, and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money market instruments or bank accounts provide fixed yields and also that bank accounts may be insured.

              YIELD FOR 7-DAY PERIOD ENDED DECEMBER 31, 1997 FOR
               MONEY MARKET PORTFOLIO OF OCC ACCUMULATION TRUST

                                       YIELD
                               CURRENT        EFFECTIVE
   MONEY MARKET PORTFOLIO       4.36%           4.45%


YIELDS FOR PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO. Yield information may be useful to investors in reviewing the performance of certain Portfolios. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in the Fund is not insured; yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation of future yields or rates of return. Yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money-market instruments or bank accounts provide fixed yields and also that bank accounts may be insured.


                    YIELD FOR 30-DAY PERIOD ENDED DECEMBER 31, 1997 FOR
               U.S. GOVERNMENT INCOME PORTFOLIO OF OCC ACCUMULATION TRUST

                                                       YIELD
     U.S. GOVERNMENT INCOME PORTFOLIO                  5.32%

     Current yield is calculated according
       to the following formula:

                              x      6
                    YIELD= 2(--- + 1)  - 1
                              cd


Where:

x = daily net investment income, based upon the subtraction of daily accrued expenses from daily accrued income of the portfolio. Income is accrued daily for each day of the indicated period based upon yield-to-maturity of each obligation held in the portfolio as of the day before the beginning of any thirty-day period or as of contractual settlement date for securities acquired during the period. Mortgage and other receivables-backed securities calculate income using coupon rate and outstanding principal amount.

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =  the maximum offering price per share on the last day of the period.

     Yield does not reflect capital gains or losses, non-recurring or irregular income. Gain or loss attributable to actual monthly paydowns on mortgage or other receivables-backed obligations purchased at a discount or premium is reflected as an increase or decrease in interest income during the period.

     A Portfolio's average annual total return represents an annualization of the Portfolio's total return ("T" in the formula below), over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 investment, ("P" in the formula below) made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("N" in the formula below). The following formula will be used to compute the average annual total return for each Portfolio (other than the Money Market Portfolio):

                                           N
                                  P (1 + T)  = ERV

     In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures.

     Total returns quoted in advertising reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return that would equal 100% growth on a compounded basis in ten years.

     In addition to average annual returns, each Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

     From time to time the Portfolios may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc., (2) recognized indices including but not limited to the S&P Composite Stock Price Index, S&P Mid Cap Index, the Wilshire 750 Mid Cap Index, the Russell Mid Cap Index, Dow Jones Industrial Average, Consumer Price Index, EAFE Index, Russell 2000 Index, the Morgan Stanley Capital International (MSCI) All Country World Index and the Lehman Brothers US Government Bond Index and (3) Money Magazine and other financial publications including but not limited to magazines, newspapers and newsletters. Performance statistics may include total returns, measures of volatility or other methods of portraying performance based on the method used by the publishers of the information. In addition, comparisons may be made between yields on certificates of deposit and U.S. government securities and corporate bonds, and may refer to current or historic financial or economic trends or conditions.

      AVERAGE ANNUAL TOTAL RETURN OF EQUITY, MANAGED, MID CAP, SMALL CAP, U.S.
     GOVERNMENT INCOME AND GLOBAL EQUITY PORTFOLIOS OF OCC ACCUMULATION TRUST(1),(2)


                              FOR THE ONE YEAR   FOR THE FIVE YEAR   FOR THE PERIOD FROM
                                 PERIOD ENDED       PERIOD ENDED        INCEPTION TO
  PORTFOLIO                   DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997*
  ---------                   -----------------  ------------------  --------------------
  EQUITY                            26.63%            19.41%              17.56%
  MID CAP                             N/A               N/A                 N/A
  MANAGED                           22.29%            19.86%              20.32%
  SMALL CAP                         22.24%            14.61%              15.45%
  U.S. GOVERNMENT INCOME             7.04%              N/A                7.66%
  GLOBAL EQUITY                     14.02%              N/A               16.91%


     *Inception date of the Global Equity Portfolio is March 1, 1995; the inception date of the U.S. Government Income Portfolio is January 3, 1995 and the inception date of the Mid Cap Portfolio is February 9, 1998. The Equity, Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.


     (1) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund.

     For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

     (2) Reflects waiver of all or a portion of the advisory fees and reimbursement of other expenses for certain Portfolios by the Manager. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

                               ADDITIONAL INFORMATION

     DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.

     POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

     Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     DISTRIBUTION AGREEMENT. Under the Distribution Agreement between each Portfolio and the Distributor, the Distributor acts as the Portfolio's agent in the continuous public offering of its shares. Expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

     INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP serves as independent accountants of the Fund; their services include examining the annual financial statements of each Portfolio as well as other related services.

OCC ACCUMULATION TRUST                                         DECEMBER 31, 1997
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                               EQUITY PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 4.3%
 $  380,000    Federal Farm Credit Bank, 5.58%, 2/11/98            $    377,585
    875,000    Federal Home Loan Bank, 5.76%, 1/16/98                   872,900
                                                                   ------------
Total U.S. Government Agency Notes (cost -- $1,250,485)            $  1,250,485
                                                                   ------------
SHORT-TERM CORPORATE NOTES -- 8.6%

AUTOMOTIVE -- 1.8%
 $  515,000    General Motors Acceptance Corp., 5.78%, 1/7/98      $    514,504
                                                                   ------------
MACHINERY/ENGINEERING -- 1.2%
    355,000    Deere (John) Capital Corp., 5.75%, 1/7/98                354,660
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 4.6%
    155,000    American Express Credit Corp., 5.70%, 1/8/98             154,828
  1,175,000    Associates Corp., N.A., 5.75%, 1/26/98                 1,170,308
                                                                   ------------
                                                                      1,325,136
                                                                   ------------
RETAIL -- 1.0%
    275,000    Sears Roebuck Acceptance Corp., 5.88%, 1/22/98           274,057
                                                                   ------------
Total Short-Term Corporate Notes (cost -- $2,468,357)              $  2,468,357
                                                                   ------------


-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 87.3%

ADVERTISING -- 2.6%
     17,600    Omnicom Group                                       $    745,800
                                                                   ------------
AEROSPACE/DEFENSE -- 3.8%
     11,000    Lockheed Martin Corp.                                  1,083,500
                                                                   ------------
AUTOMOTIVE -- 2.1%
     17,560    LucasVarity Corp. plc ADR                                612,405
                                                                   ------------
BANKING -- 5.9%
      6,556    Citicorp                                                 828,924
      2,533    Wells Fargo & Co.                                        859,795
                                                                   ------------
                                                                      1,688,719
                                                                   ------------
BUILDING & CONSTRUCTION -- 2.6%
     10,000    Armstrong World Industries, Inc.                         747,500
                                                                   ------------
CHEMICALS -- 4.2%
      7,000    du Pont (E.I.) de Nemours & Co.                          420,438
      7,698    Hercules, Inc.                                           385,381
      8,910    Monsanto Co.                                             374,220
        982    Solutia, Inc.                                             26,207
                                                                   ------------
                                                                      1,206,246
                                                                   ------------
COMPUTER SERVICES -- 1.2%
     12,000    Sabre Group Holdings, Inc.*                         $    346,500
                                                                   ------------
CONGLOMERATES -- 3.3%
      4,312    General Electric Co.                                     316,393
     10,000    Textron, Inc.                                            625,000
                                                                   ------------
                                                                        941,393
                                                                   ------------
CONSUMER PRODUCTS -- 1.2%
      5,844    Avon Products, Inc.                                      358,676
                                                                   ------------
DRUGS & MEDICAL PRODUCTS -- 2.4%
     14,042    Becton, Dickinson & Co.                                  702,100
                                                                   ------------
ELECTRONICS -- 2.7%
      8,076    Arrow Electronics, Inc.*                                 261,965
      8,000    Avnet, Inc.                                              528,000
                                                                   ------------
                                                                        789,965
                                                                   ------------
FOOD SERVICES -- 5.5%
      4,300    Diageo plc ADR                                           162,862
     13,500    McDonald's Corp.                                         644,625
     17,000    Sysco Corp.                                              774,563
                                                                   ------------
                                                                      1,582,050
                                                                   ------------
HEALTH & HOSPITALS -- 3.2%
     27,750    Tenet Healthcare Corp.*                                  919,219
                                                                   ------------
INSURANCE -- 22.0%
     16,700    ACE Ltd.                                               1,611,550
      7,372    AFLAC, Inc.                                              376,894
      1,893    American International Group, Inc.                       205,864
     14,000    Everest Reinsurance Holdings, Inc.                       577,500
     24,452    EXEL Ltd.                                              1,549,645
      5,000    General Re Corp.                                       1,060,000
      7,000    Mid Ocean Ltd.                                           379,750
     13,000    RenaissanceRe Holdings Ltd.                              573,625
                                                                   ------------
                                                                      6,334,828
                                                                   ------------
LEISURE -- 2.7%
     14,000    Carnival Corp.                                           775,250
                                                                   ------------
MACHINERY/ENGINEERING -- 5.4%
     20,000    Caterpillar, Inc.                                        971,250
     16,000    Dover Corp.                                              578,000
                                                                   ------------
                                                                      1,549,250
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 6.3%
     19,912    Countrywide Credit Industries, Inc.                      853,727
     22,620    Federal Home Loan Mortgage Corp.                         948,626
                                                                   ------------
                                                                      1,802,353
                                                                   ------------
PRINTING/PUBLISHING -- 3.1%
     11,000    Donnelley (R.R.) & Sons Co.                              409,750
     12,000    Reed International, Inc., plc ADR                        493,500
                                                                   ------------
                                                                        903,250
                                                                   ------------

* Non-income producing security.

OCC ACCUMULATION TRUST                                         DECEMBER 31, 1997
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARES                                                                    VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

RETAIL -- 2.5%
     13,888    May Department Stores Co.                           $    731,724
                                                                   ------------
TELECOMMUNICATIONS -- 1.2%
      6,000    Sprint Corp.                                             351,750
                                                                   ------------
TRANSPORTATION -- 3.4%
      4,300    AMR Corp.*                                               552,550
     16,000    Canadian Pacific Ltd.                                    436,000
                                                                   ------------
                                                                        988,550
                                                                   ------------
Total Common Stocks (cost -- $17,243,294)                          $ 25,161,028
                                                                   ------------
Total Investments (cost -- $20,962,136)                   100.2%   $ 28,879,870
Liabilities in Excess of Other Assets                      (0.2)        (59,892)
                                                          -----    ------------
Total Net Assets                                          100.0%   $ 28,819,978
                                                          -----    ------------
                                                          -----    ------------

                             SMALL CAP PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 2.6%
$ 2,645,000    Federal Home Loan Bank, 5.72%, 1/2/98               $  2,644,580
    240,000    Federal Home Loan Mortgage Corp.,
                 5.38%, 1/6/98                                          239,820
                                                                   ------------
Total U.S. Government Agency Notes (cost -- $2,884,400)            $  2,884,400
                                                                   ------------

SHORT-TERM CORPORATE NOTES -- 12.9%

AUTOMOTIVE -- 1.7%
$ 1,931,000    Ford Motor Credit Co., 5.88%, 1/6/98                $  1,929,423
                                                                   ------------
CONGLOMERATES -- 2.4%
               General Electric Capital Corp.,
  1,113,000      5.50%, 1/6/98                                        1,112,150
  1,549,000      5.80%, 1/6/98                                        1,547,752
                                                                   ------------
                                                                      2,659,902
                                                                   ------------
MACHINERY/ENGINEERING -- 3.6%
  4,000,000    Deere (John) Capital Corp., 5.75%, 1/7/98              3,996,167
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 5.2%
               Household Financial Corp.,
    470,000      5.80%, 1/13/98                                         469,092
  3,162,000      5.85%, 1/13/98                                       3,155,834
  2,091,000    Norwest Financial Inc., 5.72%, 2/3/98                  2,080,036
                                                                   ------------
                                                                      5,704,962
                                                                   ------------
Total Short-Term Corporate Notes (cost -- $14,290,454)             $ 14,290,454
                                                                   ------------

-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 88.1%

AUTOMOTIVE -- 1.2%
     25,900    Borg-Warner Automotive, Inc.                        $  1,346,800
                                                                   ------------
BUILDING & CONSTRUCTION -- 2.7%
    100,000    Champion Enterprises, Inc.*                            2,056,250
     60,200    Chicago Bridge & Iron Co.                                978,250
                                                                   ------------
                                                                      3,034,500
                                                                   ------------
CHEMICALS -- 5.6%
     34,600    McWhorter Technologies, Inc.*                            890,950
    132,800    Schulman (A.), Inc.                                    3,336,600
     73,400    Triarc Companies, Inc.*                                2,000,150
                                                                   ------------
                                                                      6,227,700
                                                                   ------------
COMPUTER SERVICES -- 4.4%
     85,300    BA Merchants Services, Inc.*                           1,514,075
     59,367    BancTec, Inc.*                                         1,591,778
     50,600    National Data Corp.                                    1,827,925
                                                                   ------------
                                                                      4,933,778
                                                                   ------------
DRUGS & MEDICAL PRODUCTS -- 2.3%
     36,400    Dentsply International, Inc.                           1,110,200
     37,800    SpaceLabs Medical, Inc.*                                 718,200
     36,800    Vital Signs, Inc.                                        717,600
                                                                   ------------
                                                                      2,546,000
                                                                   ------------
ELECTRONICS -- 7.9%
     83,100    Exar Corp.*                                            1,371,150
    143,500    General Semiconductor, Inc.*                           1,659,219
     27,120    Oak Industries, Inc.*                                    805,125
     23,200    Tracor, Inc.*                                            704,700
     91,700    Watkins-Johnson Co.                                    2,378,469
     49,900    Watts Industries, Inc.                                 1,412,793
     22,000    Woodhead Industries, Inc.                                412,500
                                                                   ------------
                                                                      8,743,956
                                                                   ------------
ENERGY -- 6.6%
     46,600    Basin Exploration, Inc.                                  827,150
     87,700    Cabot Oil & Gas Corp.                                  1,704,669
     46,300    KCS Energy, Inc.                                         960,725
     19,300    Newfield Exploration Co.*                                449,931
     35,800    Nuevo Energy Co.*                                      1,458,850
     53,100    St. Mary Land & Exploration Co.                        1,858,500
                                                                   ------------
                                                                      7,259,825
                                                                   ------------
HEALTH & HOSPITALS -- 3.1%
     98,500    Magellan Health Services, Inc.*                        2,117,750
     51,300    Trigon Healthcare, Inc.*                               1,340,213
                                                                   ------------
                                                                      3,457,963
                                                                   ------------
INSURANCE -- 16.0%
     83,300    CNA Surety Corp.*                                      1,285,944
     51,500    Corvel Corp.*                                          1,944,125
     55,522    Delphi Financial Group, Inc.*                          2,498,490
     19,000    Enhance Financial Services Group, Inc.                 1,130,500
     57,000    E.W. Blanch Holdings, Inc.                             1,962,937
     78,600    Gryphon Holdings, Inc.*                                1,316,550
     46,000    Horace Mann Educators Corp.                            1,308,125
     86,800    RenaissanceRe Holdings Ltd.                            3,830,050
     95,600    United Wisconsin Services, Inc.                        2,461,700
                                                                   ------------
                                                                     17,738,421
                                                                   ------------

* Non-income producing security.

OCC ACCUMULATION TRUST                                         DECEMBER 31, 1997
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

MACHINERY/ENGINEERING -- 5.9%
     50,000    Ametek, Inc.                                        $  1,350,000
     99,100    Flowserve Corp.                                        2,768,606
     56,200    Kaydon Corp.                                           1,833,525
     14,200    Medusa Corp.                                             593,738
                                                                   ------------
                                                                      6,545,869
                                                                   ------------
MANUFACTURING -- 10.2%
    243,900    Baldwin Technology, Inc. (Class A)*                    1,219,500
     26,300    Belden, Inc.                                             927,075
     61,700    Easco, Inc.                                              817,525
     63,900    Guilford Mills, Inc.                                   1,749,263
    141,000    Lydall, Inc.*                                          2,749,500
     83,300    National Patent Development Corp.*                     1,155,787
     81,200    OmniQuip International, Inc.                           1,618,925
     38,200    Roper Industries, Inc.                                 1,079,150
                                                                   ------------
                                                                     11,316,725
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 2.6%
     85,300    The BISYS Group, Inc.*                                 2,836,225
                                                                   ------------
PAPER PRODUCTS -- .8%
     42,300    Rock-Tenn Co.                                            867,150
                                                                   ------------
PRINTING/PUBLISHING -- 3.0%
     29,400    Bowne & Co., Inc.                                      1,172,325
     19,800    Harland (John. H.) Co.                                   415,800
    120,000    Hollinger International, Inc.                          1,680,000
                                                                   ------------
                                                                      3,268,125
                                                                   ------------
REAL ESTATE -- .2%
        114    Security Capital Group, Inc. (Class A)*                  179,798
                                                                   ------------
RETAIL -- .4%
     13,000    Longs Drugs Stores Corp.                                 417,625
                                                                   ------------
TECHNOLOGY -- 7.2%
    201,500    Auspex Systems, Inc.*                                  2,015,000
     32,400    Harman International Industries, Inc.                  1,374,975
    204,900    Wang Laboratories, Inc.*                               4,533,412
                                                                   ------------
                                                                      7,923,387
                                                                   ------------
TELECOMMUNICATIONS -- 3.4%
     13,700    ACC Corp.*                                               691,850
    101,000    CommScope, Inc.*                                       1,357,187
     36,200    TCA Cable TV, Inc.                                     1,665,200
                                                                   ------------
                                                                      3,714,237
                                                                   ------------
TEXTILES/APPAREL -- 3.7%
     34,000    Burlington Industries, Inc.*                             469,625
    106,800    Paxar Corp.                                            1,581,975
     42,500    Westpoint Stevens, Inc. (Class A)*                     2,008,125
                                                                   ------------
                                                                      4,059,725
                                                                   ------------
TRANSPORTATION -- .9%
     63,750    Interpool, Inc.                                          944,297
                                                                   ------------
Total Common Stocks (cost -- $87,731,210)                          $ 97,362,106
                                                                   ------------
Total Investments (cost -- $104,906,064)                  103.6%   $114,536,960
Liabilities in Excess of Other Assets                      (3.6)     (3,972,454)
                                                          -----    ------------
Total Net Assets                                          100.0%   $110,564,506
                                                          -----    ------------
                                                          -----    ------------

                              MANAGED PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 1.0%
$ 4,810,000    Federal Home Loan Bank, 5.68%, 1/6/98
                 (cost -- $4,806,225)                              $  4,806,225
                                                                   ------------
SHORT-TERM CORPORATE NOTES -- 27.3%

AUTOMOTIVE -- 7.3%
               Ford Motor Credit Co.,
$17,670,000      5.71%, 1/5/98                                     $ 17,658,789
  1,425,000      5.75%, 1/28/98                                       1,418,855
 15,000,000    General Motors Acceptance Corp., 5.78%, 1/7/98        14,985,550
                                                                   ------------
                                                                     34,063,194
                                                                   ------------
INSURANCE -- 1.0%
  4,695,000    Prudential Funding Corp., 5.73%, 2/2/98                4,671,087
                                                                   ------------
MACHINERY/ENGINEERING -- 3.6%
 17,000,000    Deere (John) Capital Corp., 5.55%, 2/4/98             16,910,892
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 11.9%
 15,000,000    Associates Corp., N.A., 5.75%, 1/26/98                14,940,104
               Household Finance Corp.,
  3,790,000      5.80%, 1/12/98                                       3,783,283
  4,952,000      5.85%, 1/12/98                                       4,943,149
               Merrill Lynch & Co., Inc.,
  2,980,000      5.84%, 1/15/98                                       2,973,232
 13,020,000      5.88%, 1/15/98                                      12,990,228
 15,770,000    Norwest Financial Inc., 5.72%, 2/2/98                 15,689,818
                                                                   ------------
                                                                     55,319,814
                                                                   ------------
RETAIL -- 2.6%
               Sears Roebuck Acceptance Corp.,
  5,095,000      5.88%, 1/22/98                                       5,077,524
  7,135,000      5.90%, 1/22/98                                       7,110,444
                                                                   ------------
                                                                     12,187,968
                                                                   ------------
TECHNOLOGY -- .9%
  4,270,000    IBM Credit Corp., 5.55%, 2/2/98                        4,248,934
                                                                   ------------
Total Short-Term Corporate Notes (cost -- $127,401,889)            $127,401,889
                                                                   ------------
U.S. TREASURY NOTES AND BONDS -- .4%
   $700,000    6.25%, 8/15/23                                      $    721,000
    630,000    7.875%, 4/15/98                                          634,234
    297,500    7.875%, 8/15/01                                          318,045
                                                                   ------------
Total U.S. Treasury Notes and Bonds (cost -- $1,509,392)           $  1,673,279
                                                                   ------------

* Non-income producing security.

OCC ACCUMULATION TRUST                                         DECEMBER 31, 1997
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- .0%

RETAIL -- .0%
      2,478    Venture Stores, Inc., $3.25 Conv. Pfd.
                 (cost -- $102,527)                                $     26,948
                                                                   ------------

COMMON STOCKS -- 71.3%

AEROSPACE/DEFENSE -- 5.9%
    250,000    Boeing Co.                                          $ 12,234,375
    155,000    Lockheed Martin Corp.                                 15,267,500
                                                                   ------------
                                                                     27,501,875
                                                                   ------------
BANKING -- 12.5%
    155,000    BankBoston Corp.                                      14,560,313
    127,000    Citicorp                                              16,057,562
     21,000    First Empire State Corp.                               9,765,000
     53,000    Wells Fargo & Co.                                     17,990,188
                                                                   ------------
                                                                     58,373,063
                                                                   ------------
CHEMICALS -- 9.5%
     50,000    Dow Chemical Co.                                       5,075,000
    290,000    du Pont (E.I.) de Nemours & Co.                       17,418,125
     70,000    Hercules, Inc.                                         3,504,375
    310,000    Monsanto Co.                                          13,020,000
    200,000    Solutia, Inc.                                          5,337,500
                                                                   ------------
                                                                     44,355,000
                                                                   ------------
CONGLOMERATES -- 1.5%
    180,000    Tenneco, Inc.                                          7,110,000
                                                                   ------------
CONSUMER PRODUCTS -- 3.9%
    325,200    Mattel, Inc.                                          12,113,700
    150,000    Nike, Inc.                                             5,887,500
                                                                   ------------
                                                                     18,001,200
                                                                   ------------
DRUGS & MEDICAL PRODUCTS -- 1.4%
    130,000    Becton, Dickinson & Co.                                6,500,000
                                                                   ------------
ENERGY -- .5%
     70,000    Triton Energy Ltd.*                                    2,043,125
     20,000    Union Pacific Resources Group, Inc.                      485,000
                                                                   ------------
                                                                      2,528,125
                                                                   ------------
FOOD SERVICES -- 6.6%
    325,000    Diageo plc ADR                                        12,309,375
    390,000    McDonald's Corp.                                      18,622,500
                                                                   ------------
                                                                     30,931,875
                                                                   ------------
INSURANCE -- 3.8%
     74,700    ACE Ltd.                                               7,208,550
    138,600    EXEL Ltd.                                              8,783,775
     15,400    Transamerica Corp.                                     1,640,100
                                                                   ------------
                                                                     17,632,425
                                                                   ------------
MACHINERY/ENGINEERING -- 3.8%
    370,000    Caterpillar, Inc.                                     17,968,125
                                                                   ------------
MEDIA/BROADCAST -- 4.0%
    300,000    Time Warner, Inc.                                     18,600,000
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 8.4%
     70,000    American Express Co.                                $  6,247,500
    130,000    Countrywide Credit Industries, Inc.                    5,573,750
    430,000    Federal Home Loan Mortgage Corp.                      18,033,125
    160,600    Federal National Mortgage Assoc.                       9,164,237
                                                                   ------------
                                                                     39,018,612
                                                                   ------------
PAPER PRODUCTS -- 2.1%
    220,000    Champion International Corp.                           9,968,750
                                                                   ------------
PRINTING/PUBLISHING -- .2%
     25,000    Donnelley (R.R.) & Sons Co.                              931,250
                                                                   ------------
REAL ESTATE -- .5%
      1,399    Security Capital Group Inc. (Class A) *                2,209,763
                                                                   ------------
TECHNOLOGY -- 4.6%
     75,000    Computer Associates International, Inc.                3,965,625
     75,000    Intel Corp.                                            5,268,750
    420,000    National Semiconductor Corp.*                         10,893,750
     60,000    Unitrode Corp. *                                       1,290,000
                                                                   ------------
                                                                     21,418,125
                                                                   ------------
TELECOMMUNICATIONS -- 2.1%
    346,420    Tele-Communications, Inc. (Class A) *                  9,808,016
                                                                   ------------

Total Common Stocks (cost -- $260,773,590)                         $332,856,204
                                                                   ------------
Total Investments (cost -- $394,593,623)                  100.0%   $466,764,545
Other Assets in Excess of Liabilities                       0.0          26,679
                                                          -----    ------------
Total Net Assets                                          100.0%   $466,791,224
                                                          -----    ------------
                                                          -----    ------------

                       U.S. GOVERNMENT INCOME PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 48.7%
 $  300,000    5.75%, 8/15/03                                      $    300,186
    480,000    5.875%, 1/31/99                                          481,123
    475,000    5.875%, 11/30/01                                         476,928
    160,000    6.00%, 9/30/98                                           160,450
    540,000    6.25%, 4/30/01                                           548,435
  1,150,000    6.50%, 10/15/06                                        1,204,085
    125,000    7.25%, 5/15/04                                           134,902
     85,000    7.50%, 2/15/05                                            93,420
                                                                   ------------
Total U.S. Treasury Notes (cost -- $3,326,146)                     $  3,399,529
                                                                   ------------

* Non-income producing security.

OCC ACCUMULATION TRUST                                         DECEMBER 31, 1997
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 32.8%
               Federal Farm Credit Bank,
 $   20,000      5.58%, 2/11/98                                    $     19,873
     75,000      8.65%, 10/1/99                                          78,445
               Federal Home Loan Bank,
    345,000      6.90%, 2/7/07                                          363,437
    100,000      8.09%, 12/28/04                                        111,547
    155,000      8.60%, 8/25/99                                         161,756
               Federal Home Loan Mortgage Corp.,
    175,000      6.22%, 3/24/03                                         177,242
    300,000      7.71%, 6/21/04                                         306,609
    125,000      7.75%, 11/7/01                                         132,734
    150,000      8.115%, 1/31/05                                        167,601
               Federal National Mortgage Assoc.,
     60,000      5.375%, 6/10/98                                         59,935
    150,000      9.20%, 9/11/00                                         162,421
    150,000    Private Export Funding Corp., 9.10%, 10/30/98            153,914
               Student Loan Marketing Assoc.,
     75,000      7.00%, 3/3/98                                           75,140
    100,000      7.20%, 11/9/00                                         103,578
               Tennessee Valley Authority,
    150,000      6.00%, 11/1/00                                         150,587
     65,000      8.375%, 10/1/99                                         67,701
                                                                   ------------
Total U.S. Government Agency Notes (cost -- $2,255,250)            $  2,292,520
                                                                   ------------
MORTGAGE-RELATED SECURITIES -- 10.6%
 $  278,913    Federal Home Loan Mortgage Corp., 6.00%, 9/1/12     $    274,381
               Federal National Mortgage Assoc.,
    167,835      6.50%, 5/1/26                                          166,051
    166,421      7.00%, 1/1/10                                          169,801
      6,033      9.00%, 8/1/02                                            6,201
     14,507      9.50%, 12/1/06                                          15,097
     34,042      9.50%, 3/1/19                                           36,776
     66,899      9.50%, 12/1/19                                          72,146
                                                                   ------------
Total Mortgage-Related Securities (cost -- $724,254)               $    740,453
                                                                   ------------

CORPORATE NOTES -- 6.7%

CONGLOMERATES -- 1.5%
 $  100,000    General Electric Capital Corp., 8.375%, 3/1/01      $    106,372
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 5.2%
    125,000    Associates Corp., N.A., 5.25%, 3/30/00                   122,722
    125,000    International Lease Finance Corp., 6.125%, 11/1/99       124,923
    100,000    Lehman Brothers Holdings, Inc., 8.50%, 5/1/07            111,259
                                                                   ------------
                                                                        358,904
                                                                   ------------
Total Corporate Notes (cost -- $452,401)                           $    465,276
                                                                   ------------
Total Investments (cost -- $6,758,051)                     98.8%   $  6,897,778
Other Assets in Excess of Liabilities                       1.2          85,497
                                                          -----    ------------
Total Net Assets                                          100.0%   $  6,983,275
                                                          -----    ------------
                                                          -----    ------------

                            MONEY MARKET PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 23.0%
 $  475,000    Federal Home Loan Bank, 5.78%, 1/8/98               $    474,466
     25,000    Federal Home Loan Mortgage Corp., 5.38%, 1/6/98           24,981
                                                                   ------------
Total U.S. Government Agency Notes (amortized cost -- $499,447)    $    499,447
                                                                   ------------
SHORT-TERM CORPORATE NOTES -- 77.6%

BANKING -- 22.8%
   $150,000    Abbey National North America, 5.48%, 2/3/98         $    149,246
    160,000    Banque Nationale De Paris (NY), 5.56%, 1/5/98            159,901
    184,000    Halifax plc, 5.55%, 1/5/98                               183,887
                                                                   ------------
                                                                        493,034
                                                                   ------------
ENTERTAINMENT -- 4.6%
    100,000    Walt Disney Co., 5.72%, 1/13/98                           99,809
                                                                   ------------
MACHINERY/ENGINEERING -- 4.6%
    100,000    Deere (John) Capital Corp., 5.77%, 1/9/98                 99,872
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 20.7%
    100,000    Associates Corp., N.A., 5.78%, 1/5/98                     99,936
    100,000    Beneficial Corp., 5.65%, 1/8/98                           99,890
    100,000    Merrill Lynch & Co., Inc., 5.85%, 1/14/98                 99,789
    150,000    Morgan Stanley Dean Witter Discover, 5.51%, 1/15/98      149,678
                                                                   ------------
                                                                        449,293
                                                                   ------------
SOVEREIGN -- 13.4%
    180,000    Canadian Wheat Board, 5.45%, 1/6/98                      179,864
    110,000    Sweden (Kingdom of), 5.22%, 3/16/98                      108,752
                                                                   ------------
                                                                        288,616
                                                                   ------------
TELECOMMUNICATIONS -- 4.6%
    100,000    American Telephone & Telegraph Co., 5.71%, 1/12/98        99,826
                                                                   ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 6.9%
    150,000    Coca Cola Co., 5.44%, 1/22/98                            149,524
                                                                   ------------
Total Short-Term Corporate Notes (amortized cost -- $1,679,974)    $  1,679,974
                                                                   ------------
Total Investments (amortized cost -- $2,179,421)          100.6%   $  2,179,421
Liabilities in Excess of Other Assets                      (0.6)        (13,354)
                                                          -----    ------------
Total Net Assets                                          100.0%   $  2,166,067
                                                          -----    ------------
                                                          -----    ------------

               See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                            U.S. GOVERNMENT      MONEY
                                  EQUITY       SMALL CAP       MANAGED           INCOME          MARKET
                                 PORTFOLIO     PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO
                                -----------   ------------   ------------   ----------------   ----------
ASSETS
Investments, at value (cost --
  $20,962,136, $104,906,064,
  $394,593,623, $2,179,421 and
  $6,758,051, respectively)...  $28,879,870   $114,536,960   $466,764,545      $6,897,778      $2,179,421
Cash..........................        8,823             --         30,991           1,486           7,664
Receivable from investments
  sold........................           --      1,419,920             --              --              --
Receivable from fund shares
  sold........................       17,071        101,168        349,124           5,740              --
Dividends receivable..........       29,714         34,329        159,492              --              --
Interest receivable...........           --             --         36,006          98,362              --
Other assets..................          240            357          2,020             238             151
                                -----------   ------------   ------------   ----------------   ----------
          Total Assets........   28,935,718    116,092,734    467,342,178       7,003,604       2,187,236
                                -----------   ------------   ------------   ----------------   ----------
LIABILITIES
Payable for investments
  purchased...................           --      5,323,098             --              --              --
Payable for fund shares
  redeemed....................       75,053         62,271        103,403           3,121           4,917
Investment advisory fee
  payable.....................       21,901         79,892        338,529           4,102           1,405
Due to custodian..............           --         17,756             --              --              --
Other payables and accrued
  expenses....................       18,786         45,211        109,022          13,106          14,847
                                -----------   ------------   ------------   ----------------   ----------
          Total Liabilities...      115,740      5,528,228        550,954          20,329          21,169
                                -----------   ------------   ------------   ----------------   ----------
          Total Net Assets....  $28,819,978   $110,564,506   $466,791,224      $6,983,275      $2,166,067
                                -----------   ------------   ------------   ----------------   ----------
                                -----------   ------------   ------------   ----------------   ----------
COMPOSITION OF NET ASSETS
Par value ($.01 per share)....  $     7,892   $     41,923   $    110,147      $    6,644      $   21,663
Paid-in-capital in excess of
  par.........................   19,247,103     96,160,907    374,290,916       6,839,414       2,144,595
Accumulated undistributed net
  investment income...........      311,417        397,655      4,115,641              --              --
Accumulated net realized gain
  (loss) on investments.......    1,335,832      4,333,125     16,103,598          (2,510)           (191)
Net unrealized appreciation on
  investments.................    7,917,734      9,630,896     72,170,922         139,727              --
                                -----------   ------------   ------------   ----------------   ----------
          Total Net Assets....  $28,819,978   $110,564,506   $466,791,224      $6,983,275      $2,166,067
                                -----------   ------------   ------------   ----------------   ----------
                                -----------   ------------   ------------   ----------------   ----------
Fund shares outstanding.......      789,233      4,192,273     11,014,702         664,374       2,166,257
                                -----------   ------------   ------------   ----------------   ----------
Net asset value per share.....  $     36.52   $      26.37   $      42.38      $    10.51      $     1.00
                                -----------   ------------   ------------   ----------------   ----------
                                -----------   ------------   ------------   ----------------   ----------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                         U.S. GOVERNMENT     MONEY
                                  EQUITY      SMALL CAP      MANAGED         INCOME         MARKET
                                PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                ----------   -----------   -----------   ---------------   ---------
INVESTMENT INCOME
  Dividends (net of foreign
     withholding taxes of
     $3,194, $2,271, $0, $0
     and $0, respectively)....  $  326,208   $   426,467   $ 3,032,861      $      --      $      --
  Interest....................     231,179       573,593     3,621,915        383,125        242,856
                                ----------   -----------   -----------   ---------------   ---------
     Total investment income..     557,387     1,000,060     6,654,776        383,125        242,856
                                ----------   -----------   -----------   ---------------   ---------
OPERATING EXPENSES
  Investment advisory fees
     (note 2A)................     199,896       498,382     2,321,835         35,757         17,502
  Custodian fees (note 1G)....      16,039        34,542        47,889         10,306          8,874
  Transfer and dividend
     disbursing agent fees....       9,239        10,328        11,706          4,929          8,560
  Audit fees..................       8,978        10,100        15,700          9,600          9,600
  Trustees' fees and
     expenses.................       9,614        19,188        28,217             --             --
  Reports and notices to
     shareholders.............       2,138         9,571        28,817            750            767
  Legal fees..................         443         1,253         5,500             97            100
  Miscellaneous...............       1,175        20,651        80,936          1,834            817
                                ----------   -----------   -----------   ---------------   ---------
     Total operating
       expenses...............     247,522       604,015     2,540,600         63,273         46,220
     Less: Investment advisory
       fees waived (note 2A)..          --            --            --         (8,028)        (3,123)
     Less: Expenses offset
       (note 1G)..............      (1,552)       (1,611)       (1,465)          (292)          (359)
                                ----------   -----------   -----------   ---------------   ---------
       Net operating
          expenses............     245,970       602,404     2,539,135         54,953         42,738
                                ----------   -----------   -----------   ---------------   ---------
       Net investment income..     311,417       397,656     4,115,641        328,172        200,118
                                ----------   -----------   -----------   ---------------   ---------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS -- NET
  Net realized gain (loss) on
     investments..............   1,335,830     4,341,925    16,103,603         13,044           (178)
  Net change in unrealized
     appreciation
     (depreciation) on
     investments..............   4,175,591     6,375,677    32,559,342        124,161             --
                                ----------   -----------   -----------   ---------------   ---------
       Net realized gain
          (loss) and change in
          unrealized
          appreciation
          (depreciation) on
          investments  .......   5,511,421    10,717,602    48,662,945        137,205           (178)
                                ----------   -----------   -----------   ---------------   ---------
Net increase in net assets
  resulting from operations...  $5,822,838   $11,115,258   $52,778,586      $ 465,377      $ 199,940
                                ----------   -----------   -----------   ---------------   ---------
                                ----------   -----------   -----------   ---------------   ---------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   EQUITY PORTFOLIO          SMALL CAP PORTFOLIO          MANAGED PORTFOLIO
                                               ------------------------   -------------------------   --------------------------
                                               YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                               ------------------------   -------------------------   --------------------------
                                                  1997         1996           1997         1996           1997          1996
                                               -----------  -----------   ------------  -----------   ------------  ------------
OPERATIONS
  Net investment income......................  $   311,417  $   188,895   $    397,656  $   226,925   $  4,115,641  $  2,161,819
  Net realized gain (loss) on investments....    1,335,830      672,433      4,341,925    1,679,412     16,103,603     6,639,637
  Net change in unrealized appreciation
    (depreciation) on investments............    4,175,591    2,218,378      6,375,677    2,142,715     32,559,342    18,285,659
                                               -----------  -----------   ------------  -----------   ------------  ------------
    Net increase in net assets resulting from
      operations.............................    5,822,838    3,079,706     11,115,258    4,049,052     52,778,586    27,087,115
                                               -----------  -----------   ------------  -----------   ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income......................     (188,895)    (111,781)      (226,926)    (211,870)    (2,161,818)   (1,378,070)
  Net realized gains.........................     (672,432)    (223,969)    (1,600,321)    (544,700)    (6,639,642)     (878,874)
                                               -----------  -----------   ------------  -----------   ------------  ------------
    Total dividends and distributions to
      shareholders...........................     (861,327)    (335,750)    (1,827,247)    (756,570)    (8,801,460)   (2,256,944)
                                               -----------  -----------   ------------  -----------   ------------  ------------
FUND SHARE TRANSACTIONS
  Net proceeds from sales....................   10,880,025    9,184,397     70,252,565   17,604,938    260,261,576    79,297,599
  Proceeds from shares issued in connection
    with the reorganization of the Bond
    Portfolio (see note 1)...................           --           --             --           --             --            --
  Reinvestment of dividends and
    distributions............................      861,327      335,750      1,827,247      756,533      8,801,460     2,256,944
  Cost of shares redeemed....................   (7,725,883)  (1,457,087)    (5,059,988)  (3,401,674)   (26,977,032)  (24,844,767)
                                               -----------  -----------   ------------  -----------   ------------  ------------
    Net increase (decrease) in net assets
      from fund share transactions...........    4,015,469    8,063,060     67,019,824   14,959,797    242,086,004    56,709,776
                                               -----------  -----------   ------------  -----------   ------------  ------------
        Total increase (decrease) in net
          assets.............................    8,976,980   10,807,016     76,307,835   18,252,279    286,063,130    81,539,947
NET ASSETS
  Beginning of year..........................   19,842,998    9,035,982     34,256,671   16,004,392    180,728,094    99,188,147
                                               -----------  -----------   ------------  -----------   ------------  ------------
  End of year (including undistributed net
    investment income of $311,417 and
    $188,895; $397,655 and $226,925;
    $4,115,641 and $2,161,818; $0 and $0 and
    $0 and $0, respectively).................  $28,819,978  $19,842,998   $110,564,506  $34,256,671   $466,791,224  $180,728,094
                                               -----------  -----------   ------------  -----------   ------------  ------------
                                               -----------  -----------   ------------  -----------   ------------  ------------
SHARES ISSUED AND REDEEMED
  Issued.....................................      328,269      339,540      2,800,876      837,586      6,451,958     2,403,077
  Shares issued in connection with the
    reorganization of the Bond Portfolio (see
    note 1)..................................           --           --             --           --             --            --
  Issued in reinvestment of dividends and
    distributions............................       28,807       13,029         83,857       38,520        243,943        73,016
  Redeemed...................................     (227,653)     (53,448)      (207,710)    (164,530)      (672,569)     (775,472)
                                               -----------  -----------   ------------  -----------   ------------  ------------
    Net increase (decrease)..................      129,423      299,121      2,677,023      711,576      6,023,332     1,700,621
                                               -----------  -----------   ------------  -----------   ------------  ------------
                                               -----------  -----------   ------------  -----------   ------------  ------------

                                                   U.S. GOVERNMENT
                                                  INCOME PORTFOLIO        MONEY MARKET PORTFOLIO
                                               -----------------------   -------------------------
                                               YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                               -----------------------   -------------------------
                                                  1997         1996          1997         1996
                                              -----------   ----------   ------------  -----------
OPERATIONS
  Net investment income......................  $  328,172   $  130,053    $   200,118  $   181,416
  Net realized gain (loss) on investments....      13,044       (7,891)          (178)         (14)
  Net change in unrealized appreciation
    (depreciation) on investments............     124,161      (26,424)            --           --
                                              -----------   ----------   ------------  -----------
    Net increase in net assets resulting from
      operations.............................     465,377       95,738        199,940      181,402
                                              -----------   ----------   ------------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income......................    (328,172)    (130,053)      (200,118)    (181,416)
  Net realized gains.........................      (7,663)          --             --          (46)
                                              -----------   ----------   ------------  -----------
    Total dividends and distributions to
      shareholders...........................    (335,835)    (130,053)      (200,118)    (181,462)
                                              -----------   ----------   ------------  -----------
FUND SHARE TRANSACTIONS
  Net proceeds from sales....................   2,093,607    2,180,216      7,068,886    6,146,104
  Proceeds from shares issued in connection
    with the reorganization of the Bond
    Portfolio (see note 1)...................   2,172,639          --              --           --
  Reinvestment of dividends and
    distributions............................     335,840      130,663        200,008      182,704
  Cost of shares redeemed....................  (1,170,351)    (297,024)   (10,381,691)  (5,405,790)
                                              -----------   ----------   ------------  -----------
    Net increase (decrease) in net assets
      from fund share transactions...........   3,431,735    2,013,855     (3,112,797)     923,018
                                              -----------   ----------   ------------  -----------
        Total increase (decrease) in net
          assets.............................   3,561,277    1,979,540     (3,112,975)     922,958
NET ASSETS
  Beginning of year..........................   3,421,998    1,442,458      5,279,042    4,356,084
                                              -----------   ----------   ------------  -----------
  End of year (including undistributed net
    investment income of $311,417 and
    $188,895; $397,655 and $226,925;
    $4,115,641 and $2,161,818; $0 and $0 and
    $0 and $0, respectively).................  $6,983,275   $3,421,998   $  2,166,067  $5,279,042
                                               -----------  ----------   ------------  -----------
                                               -----------  ----------   ------------  -----------
SHARES ISSUED AND REDEEMED
  Issued.....................................     202,361     209,939       7,068,886   6,146,104
  Shares issued in connection with the
    reorganization of the Bond Portfolio (see
    note 1)..................................     212,587          --              --          --
  Issued in reinvestment of dividends and
    distributions............................      32,289       12,589        200,008      182,704
  Redeemed...................................    (112,598)     (28,592)   (10,381,691)  (5,405,790)
                                              -----------   ----------   ------------  -----------
    Net increase (decrease)..................     334,639      193,936     (3,112,797)     923,018
                                              -----------   ----------   ------------  -----------
                                              -----------   ----------   ------------  -----------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the 'Trust') was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio (collectively, the 'Portfolios') are five of seven portfolios offered in the Trust. The accompanying financial statements and notes thereto are those of the Portfolios. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. Each portfolio is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value.

     On February 26, 1997, the Securities and Exchange Commission approved an Order of Substitution (the 'Order') of shares of the U.S. Government Income Portfolio for shares of the OCC Accumulation Trust Bond Portfolio ('Bond Portfolio'). Pursuant to the Order, the Bond Portfolio transferred all of its net assets to shareholders of the Bond Portfolio which were exchanged for shares of the U.S. Government Income Portfolio with a value equivalent to the value of the net assets received by the U.S. Government Income Portfolio, including unrealized depreciation of securities of $2,273. In connection with the Order, the shareholders of the Bond Portfolio received 212,587 shares of the U.S. Government Income Portfolio. Immediately prior to the Order, the aggregate net assets of the U.S. Government Income Portfolio were $3,870,116.

     On October 14, 1997, the shareholders of the Trust approved a new investment advisory agreement with OpCap Advisors (the 'Adviser'). This agreement was substantially similar to the existing agreement and became effective on November 5, 1997. On November 4, 1997, PIMCO Advisors L.P. and its affiliates, acquired a one-third managing general partner interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as Adviser to the Trust. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital became an indirect wholly-owned subsidiary of PIMCO Advisors. On November 3, 1997, CIBC Wood Gundy Securities Corp. acquired the business of Oppenheimer & Co., Inc., which is now called CIBC Oppenheimer Corp. Accordingly, CIBC Oppenheimer Corp. is no longer affiliated with OpCap Advisors or the Trust.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     The Money Market Portfolio: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security. The Equity, Small Cap, Managed and U.S. Government Income Portfolios: Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed 'matrix' prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

                             OCC ACCUMULATION TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  (B) FEDERAL INCOME TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     The Equity, Small Cap and Managed Portfolios: Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The U.S. Government Income and Money Market Portfolios: Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     The Trust's portfolios record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These 'book-tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital. At December 31, 1997, the Trust's portfolios did not have any permanent book-tax differences.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSES OFFSET

     The Portfolios benefit from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolios.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of each Portfolio's net assets as of the close of business each day at the following annual rates: .80%

                             OCC ACCUMULATION TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

for each of the Equity, Small Cap and Managed Portfolios on the first $400 million, .75% on the next $400 million and .70% thereafter; .60% for the U.S. Government Income Portfolio and .40% for the Money Market Portfolio. The Adviser has agreed to waive that portion of each advisory fee and to assume any necessary expense to limit total operating expenses of each Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

  (B) Total brokerage commissions paid by the Equity, Small Cap and Managed Portfolios amounted to $21,025, $213,701 and $224,795, respectively, of which CIBC Oppenheimer Corp. received $5,221, $76,787 and $82,229, respectively, for the year ended December 31, 1997.

(3) PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1997, purchases and sales of investment securities, other than short-term securities, were as follows:

                                                            U.S. GOVERNMENT
                 EQUITY       SMALL CAP       MANAGED           INCOME         MONEY MARKET
               PORTFOLIO      PORTFOLIO      PORTFOLIO         PORTFOLIO        PORTFOLIO*
               ----------    -----------    ------------    ---------------    ------------
Purchases...   $9,063,484    $94,834,620    $202,762,481       $8,217,249      $55,993,887
Sales.......    6,761,706     36,458,722      73,100,691        4,678,959       59,337,929

------------------
* All short-term securities and maturities.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     At December 31, 1997, the composition of unrealized appreciation (depreciation) on investment securities and the cost of investments for Federal income tax purposes were as follows:

                        APPRECIATION    (DEPRECIATION)        NET          TAX COST
                        ------------    --------------    -----------    ------------
Equity Portfolio.....   $ 7,958,426      ($    40,692)    $ 7,917,734    $ 20,962,136
Small Cap Portfolio..    11,747,701        (2,125,803)      9,621,898     104,915,602
Managed Portfolio....    76,339,940        (4,169,018)     72,170,922     394,593,623
U.S. Government
  Income Portfolio...       137,995              (779)        137,216       6,760,526
Money Market
  Portfolio..........            --                --              --       2,179,421

(5) CAPITAL LOSS CARRY-FORWARDS

     At December 31, 1997, the Money Market Portfolio's accumulated net realized capital losses available as a reduction against future net realized capital gains were $47 of which $14 will expire in 2004 and $33 will expire in 2005. Capital losses incurred after October 31, 1997 are deemed to arise on the first business day of the following tax year. During the fiscal year ended December 31, 1997, the Money Market Portfolio incurred and elected to defer $145 in net capital losses. To the extent these capital loss carry-forwards are used to offset future net capital gains, the gains offset will not be distributed to shareholders. Additionally, the U.S. Government Income Portfolio utilized $6,203 of net capital loss carry-forward during the fiscal year ended December 31, 1997.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED                                       TO            TOTAL
                                                               AND          TOTAL      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED   INCOME (LOSS)  SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
EQUITY PORTFOLIO
Year Ended December 31, 1997......    $30.07      $0.39        $7.34        $7.73         ($0.28)        ($1.00)        ($ 1.28)
Year Ended December 31, 1996......     25.05       0.21         5.52         5.73          (0.24)         (0.47)          (0.71)
Year Ended December 31, 1995......     18.12       0.31         6.71         7.02          (0.09)            --           (0.09)
September 16, 1994 (3) to December
 31, 1994.........................     18.57       0.09        (0.54)       (0.45)            --             --              --

                                                                           RATIOS
                                                              ---------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE            END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------- ----------
EQUITY PORTFOLIO
Year Ended December 31, 1997......  $36.52  26.6%   $28,820   0.99%(2)      1.25%(2)      32%     $0.0557
Year Ended December 31, 1996......   30.07  23.4%    19,843   0.93%(1)      1.29%(1)      36%      0.0588
Year Ended December 31, 1995......   25.05  38.9%     9,036   0.72%(1)      1.74%(1)      31%          --
September 16, 1994 (3) to December
 31, 1994.........................   18.12  (2.4%)    4,281   0.72%(1,4)    1.80%(1,4)     6%          --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED                                       TO            TOTAL
                                                               AND          TOTAL      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED   INCOME (LOSS)  SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
SMALL CAP PORTFOLIO
Year Ended December 31, 1997......    $22.61      $0.08        $4.73        $4.81         ($0.13)        ($0.92)        ($ 1.05)
Year Ended December 31, 1996......     19.91       0.14         3.45         3.59          (0.25)         (0.64)          (0.89)
Year Ended December 31, 1995......     17.38       0.26         2.37         2.63          (0.05)         (0.05)          (0.10)
September 16, 1994 (3) to December
 31, 1994.........................     17.49       0.06        (0.17)       (0.11)            --             --              --

                                                                           RATIOS
                                                              ---------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE            END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------- ----------
SMALL CAP PORTFOLIO
Year Ended December 31, 1997......  $26.37  22.2%  $110,565   0.97%(2)      0.64%(2)      68%     $0.0549
Year Ended December 31, 1996......   22.61  18.7%    34,257   0.93%(1)      1.03%(1)      50%      0.0493
Year Ended December 31, 1995......   19.91  15.2%    16,004   0.74%(1)      1.75%(1)      69%          --
September 16, 1994 (3) to December
 31, 1994.........................   17.38  (0.6%)    9,210   0.74%(1,4)    1.22%(1,4)    32%          --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.


                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED                                       TO            TOTAL
                                                               AND          TOTAL      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED   INCOME (LOSS)  SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
MANAGED PORTFOLIO
Year Ended December 31, 1997......    $36.21      $0.34        $7.45        $7.79         ($0.40)        ($1.22)        ($ 1.62)
Year Ended December 31, 1996......     30.14       0.43         6.31         6.74          (0.41)         (0.26)          (0.67)
Year Ended December 31, 1995......     20.83       0.42         9.02         9.44          (0.13)            --           (0.13)
September 16, 1994 (3) to December
 31, 1994.........................     21.80       0.14        (1.11)       (0.97)            --             --              --

                                                                           RATIOS
                                                              ---------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE            END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------- ----------
MANAGED PORTFOLIO
Year Ended December 31, 1997......  $42.38   22.3%  $466,791  0.87%(2)      1.42%(2)       32%    $0.0571
Year Ended December 31, 1996......   36.21   22.8%   180,728  0.84%(1)      1.66%(1)       27%     0.0592
Year Ended December 31, 1995......   30.14   45.6%    99,188  0.66%(1)      1.85%(1)       22%         --
September 16, 1994 (3) to December
 31, 1994.........................   20.83   (4.4%)   54,943  0.66%(1,4)    2.34%(1,4)      8%         --

(1) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.


                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED                                       TO            TOTAL
                                                               AND          TOTAL      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED   INCOME (LOSS)  SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
U.S. GOVERNMENT INCOME PORTFOLIO
Year Ended December 31, 1997......   $10.38      $0.57        $0.14        $0.71         ($0.57)        ($0.01)        ($ 0.58)
Year Ended December 31, 1996......    10.62       0.55        (0.24)        0.31          (0.55)            --           (0.55)
January 3, 1995 (3) to December
 31, 1995.........................    10.00       0.60         0.68         1.28          (0.60)         (0.06)          (0.66)

                                                                           RATIOS
                                                              ---------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE            END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------- ----------
U.S. GOVERNMENT INCOME PORTFOLIO
Year Ended December 31, 1997......  $10.51   7.0%    $6,983   0.93%(1,2)   5.51%(1,2)     80%        --
Year Ended December 31, 1996......   10.38   3.0%     3,422   0.96%(1)     5.27%(1)       31%        --
January 3, 1995 (3) to December
 31, 1995.........................   10.62  13.1%     1,442   0.75%(1,4)   5.75%(1,4)     65%        --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.06% and 5.37%, respectively, for the year ended December 31, 1997, 2.34% and 3.87%, respectively, for the year ended December 31, 1996 and 4.73% and 1.77%, annualized, respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.


                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED                                       TO            TOTAL
                                                               AND          TOTAL      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED   INCOME (LOSS)  SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
MONEY MARKET PORTFOLIO
Year Ended December 31, 1997......     $1.00      $0.05       ($0.00)       $0.05         ($0.05)            --         ($ 0.05)
Year Ended December 31, 1996......      1.00       0.04        (0.00)        0.04          (0.04)        ($0.00)          (0.04)
Year Ended December 31, 1995......      1.00       0.05         0.00         0.05          (0.05)            --           (0.05)
September 16, 1994 (3) to December
 31, 1994.........................      1.00       0.01           --         0.01          (0.01)            --           (0.01)

                                                                           RATIOS
                                                              ---------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE            END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------- ----------
MONEY MARKET PORTFOLIO
Year Ended December 31, 1997......  $1.00    4.7%    $2,166   0.98%(1,2)    4.57%(1,2)     --        --
Year Ended December 31, 1996......   1.00    4.5%     5,279   1.01%(1)      4.43%(1)       --        --
Year Ended December 31, 1995......   1.00    5.1%     4,356   1.00%(1)      4.94%(1)       --        --
September 16, 1994 (3) to December
 31, 1994.........................   1.00    1.2%     3,520   1.00%(1,4)    4.13%(1,4)     --        --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.06% and 4.50%, respectively, for the year ended December 31, 1997, 1.30% and 4.13%, respectively, for the year ended December 31, 1996, 1.14% and 4.80%, respectively, for the year ended December 31, 1995 and 2.03% and 3.10%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

------------------
(2) Average net assets for the year ended December 31, 1997 were $24,986,972, $62,297,759, $290,421,930, $5,959,450 and $4,375,569 for the Equity, Small
    Cap, Managed, U.S. Government Income and Money Market Portfolios, respectively.

(3) Commencement of operations.

(4) Annualized.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

  * Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                      Report of Independent Accountants

To the Shareholders and Trustees of
OCC Accumulation Trust


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Portfolio, Small Cap Portfolio, Managed Portfolio, U.S. Government Income Portfolio and Money Market Portfolio, (five of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Trust") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
February 11, 1998

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1997


  PRINCIPAL
   AMOUNT                                                                                               VALUE
-------------                                                                                        ------------
               U.S. GOVERNMENT AGENCY NOTES - 4.6%
               Federal Farm Credit Bank,
$     375,000  5.58%, 2/11/98.....................................................................   $    372,617
      810,000  5.67%, 1/6/98......................................................................        809,362
                                                                                                     ------------
               Total U.S. Government Agency Notes (cost - $1,181,979).............................   $  1,181,979
                                                                                                     ------------

               CORPORATE NOTES - .3%
               UNITED KINGDOM - .3%
               COMPUTER SERVICES - .3%
               Viglen Technology plc
(pounds)42,380 6.75%, 12/1/00.....................................................................    $     68,232
(pounds)11,180 6.9875%, 12/1/01...................................................................          18,363
                                                                                                      ------------
                Total Corporate Notes (cost - $0)..................................................   $     86,595
                                                                                                      ------------


   SHARES
-------------

               COMMON STOCKS - 92.2%
               AUSTRALIA - .9%
               BANKING - .3%
        9,200  Macquarie Bank Ltd.................................................................    $    71,042
                                                                                                      ------------

               ENERGY - .4%
       37,328  Novus Petroleum Ltd................................................................          97,314
                                                                                                      ------------

               PAPER PRODUCTS - .2%
       17,137  WMC Ltd............................................................................          59,754
                                                                                                      ------------
               Total Australian Common Stocks.....................................................         228,110
                                                                                                      ------------

               BERMUDA - 4.0%
               INSURANCE - 4.0%
       10,800  ACE Ltd............................................................................       1,042,200
                                                                                                      ------------

               BRAZIL - 2.1%
               FOOD SERVICES - .4%
        5,000  Bompreco SA Supermercado GDR.......................................................          92,250
                                                                                                      ------------

               PAPER PRODUCTS - .3%
        5,600  Aracruz Celulose SA ADR............................................................          79,100
                                                                                                      ------------

                                     A-14

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1997


   SHARES                                                                                               VALUE
-------------                                                                                        ------------
               COMMON STOCKS (CONTINUED)
               BRAZIL (CONTINUED)
               TELECOMMUNICATIONS - 1.1%
        3,600  Ericsson Telecomunicacoes SA*......................................................   $    115,479
        1,400  Telecomunicacoes Brasileiras.......................................................        163,013
                                                                                                     ------------
                                                                                                          278,492
                                                                                                     ------------
               TEXTILES/APPAREL - .3%
          250  Compahnia de Tecidos Norte de Minas-Coteminas*.....................................         89,602
          210  Encorpar*+.........................................................................            163
                                                                                                     ------------
                                                                                                           89,765
                                                                                                     ------------
               Total Brazilian Common Stocks......................................................        539,607
                                                                                                     ------------

               CANADA - 3.3%
               ENERGY - 1.5%
        5,200  PanCanadian Petroleum Ltd..........................................................         82,782
        7,500  Precision Drilling Corp.*..........................................................        180,540
        3,600  Suncor, Inc........................................................................        123,942
                                                                                                     ------------
                                                                                                          387,264
                                                                                                     ------------
               ENTERTAINMENT - .4%
        5,000  Imax Corp.*........................................................................        108,464
                                                                                                     ------------
               MANUFACTURING - .4%
        5,100  Bombardier, Inc....................................................................        104,923
                                                                                                     ------------
               PRINTING/PUBLISHING - .5%
        4,550  Thomson Corp.......................................................................        122,581
                                                                                                     ------------
               SECURITY/INVESTIGATION - .5%
        5,800  Unican Security Systems Ltd........................................................        127,035
                                                                                                     ------------
               Total Canadian Common Stocks.......................................................        850,267
                                                                                                     ------------
               CHILE - .2%
               CONGLOMERATES - .2%
        5,500  Quinenco SA ADR*...................................................................         63,250
                                                                                                     ------------
               CZECH REPUBLIC - .3%
               MISCELLANEOUS FINANCIAL SERVICES - .3%
        2,000  CKD Praha Holding AS*..............................................................         66,501
                                                                                                     ------------
               FINLAND - 1.3%
               TELECOMMUNICATIONS - 1.3%
        4,700  Oy Nokia AB........................................................................        336,272
                                                                                                     ------------

+ Preferred Stock

                                     A-15

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1997


   SHARES                                                                                               VALUE
-------------                                                                                        ------------
               COMMON STOCKS (CONTINUED)
               FRANCE - 5.3%
               ELECTRONICS - 1.2%
          500  Le Carbone Lorraine................................................................   $    156,185
        2,621  Schneider SA.......................................................................        142,318
                                                                                                     ------------
                                                                                                          298,503
                                                                                                     ------------
               ENERGY - .6%
        1,500  Total SA...........................................................................        163,247
                                                                                                     ------------
               INDUSTRIAL MATERIALS - .5%
        8,300  Usinor.............................................................................        119,842
                                                                                                     ------------
               INSURANCE - .8%
        2,800  AXA................................................................................        216,659
                                                                                                     ------------
               MANUFACTURING - .6%
        3,156  Michelin (CGDE)....................................................................        158,888
                                                                                                     ------------
               POWER/UTILITIES - .6%
        1,149  Compagnie Generale des Eaux........................................................        160,366
                                                                                                     ------------
               TECHNOLOGY - .6%
        2,400  SGS-Thomson Microelectronics NV*...................................................        148,542
                                                                                                     ------------
               TOBACCO/BEVERAGES/FOOD PRODUCTS - .4%
          630  Groupe Danone......................................................................        112,528
                                                                                                     ------------
               Total French Common Stocks.........................................................      1,378,575
                                                                                                     ------------
               GERMANY - 6.2%
               BANKING - .7%
        2,850  Bayerishe Vereinsbank AG...........................................................        186,467
                                                                                                     ------------
               BUILDING & CONSTRUCTION - .6%
        6,250  Tarkett AG.........................................................................        144,181
                                                                                                     ------------
               CHEMICALS - .6%
        1,300  SGL Carbon AG......................................................................        167,653
                                                                                                     ------------
               COMPUTER SERVICES - 1.8%
        1,500  SAP AG.............................................................................        455,683
                                                                                                     ------------
               CONSUMER PRODUCTS - .9%
        1,700  Adidas AG..........................................................................        223,586
                                                                                                     ------------
               DRUGS & MEDICAL PRODUCTS - .3%
        1,800  Gehe AG............................................................................         90,053
                                                                                                     ------------
               INSURANCE - .6%
          175  Koelnische Rueckversicherungs AG...................................................        160,510
                                                                                                     ------------
               RETAIL - .7%
        4,800  Metro AG...........................................................................        172,100
                                                                                                     ------------
                 Total German Common Stocks.......................................................      1,600,233
                                                                                                     ------------

                                     A-16

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1997


   SHARES                                                                                               VALUE
-------------                                                                                        ------------
               COMMON STOCKS (CONTINUED)
               HONG KONG - 1.2%
               BANKING - .2%
      116,000  Manhattan Credit Card Co., Ltd.....................................................   $     40,792
                                                                                                     ------------

               ELECTRICAL ENGINEERING - .4%
       27,000  Hong Kong Electric Holdings Ltd....................................................        102,613
                                                                                                     ------------

               INDUSTRIAL MATERIALS - .6%
       14,000  Hutchison Whampoa Ltd..............................................................         87,805
       35,000  Yue Yuen Industrial Holdings.......................................................         74,074
                                                                                                     ------------
                                                                                                          161,879
                                                                                                     ------------
               Total Hong Kong Common Stocks......................................................        305,284
                                                                                                     ------------

               HUNGARY - 1.0%
               CONGLOMERATES - .1%
        6,650  Benpres Holdings Corp.* GDR........................................................         18,786
        3,800  Benpres Holdings Corp.* GDR Reg. S.................................................          9,044
                                                                                                     ------------
                                                                                                           27,830
                                                                                                     ------------

               DRUGS & MEDICAL PRODUCTS - .9%
          500  Gedeon Richter Ltd., GDR...........................................................         58,125
          500  Gedeon Richter Ltd., GDR Reg. S....................................................         57,125
        1,050  Gedeon Richter Ltd., GDS...........................................................        122,063
                                                                                                     ------------
                                                                                                          237,313
                                                                                                     ------------
               Total Hungarian Common Stocks......................................................        265,143
                                                                                                     ------------

               ITALY - .9%
               RETAIL - .9%
       33,000  La Rinascente SpA*.................................................................        246,241
                                                                                                     ------------

               JAPAN - 7.9%
               AUTOMOTIVE - .9%
       15,000  Calsonic Corp......................................................................         58,589
        5,000  Honda Motor Co., Ltd...............................................................        183,427
                                                                                                     ------------
                                                                                                          242,016
                                                                                                     ------------
               BANKING - .2%
       62,000  Yasuda Trust & Banking.............................................................         61,729
                                                                                                     ------------

               BUILDING & CONSTRUCTION - .2%
        3,000  Sho-Bond Corp......................................................................         54,224
                                                                                                     ------------

                                     A-17

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1997


   SHARES                                                                                               VALUE
-------------                                                                                        ------------
               COMMON STOCKS (CONTINUED)
               JAPAN (CONTINUED)
               CHEMICALS - .9%
       32,000  Dainippon Ink & Chemicals, Inc.....................................................   $     80,876
        5,000  Shin-Etsu Chemical Co. Ltd.........................................................         95,351
       53,000  Showa Denko K.K....................................................................         46,274
                                                                                                     ------------
                                                                                                          222,501
                                                                                                     ------------
               CONGLOMERATES - .1%
        4,000  Inaba Denkisangyo Co. Ltd..........................................................         33,392
                                                                                                     ------------
               CONSUMER PRODUCTS - 1.0%
        5,000  Canon, Inc.........................................................................        116,413
       26,000  Minolta Co. Ltd....................................................................        145,960
                                                                                                     ------------
                                                                                                          262,373
                                                                                                     ------------
               ELECTRICAL ENGINEERING - .0%
          100  Kinden Corp........................................................................          1,065
                                                                                                     ------------
               ELECTRONICS - 2.1%
        2,000  Kyocera Corp.......................................................................         90,679
        4,000  Omron Corp.........................................................................         62,495
        1,000  Rohm Co............................................................................        101,861
       10,000  Sodick Co.*........................................................................         28,644
        3,000  Sony Corp..........................................................................        266,524
                                                                                                     ------------
                                                                                                          550,203
                                                                                                     ------------
               INSURANCE - .1%
        9,000  Fuji Fire & Marine Insurance Co. Ltd...............................................         18,128
                                                                                                     ------------
               METALS & MINING - .2%
        5,000  Toho Titanium*.....................................................................         42,123
                                                                                                     ------------
               MISCELLANEOUS FINANCIAL SERVICES - 1.4%
        1,300  Acom Co............................................................................         71,686
        2,000  Orix Corp..........................................................................        139,389
          500  Shohkoh Fund & Co. Ltd.............................................................        152,408
                                                                                                     ------------
                                                                                                          363,483
                                                                                                     ------------
               RETAIL - .5%
        1,200  Circle K Co. Ltd...................................................................         57,440
        1,000  Ryohin Keikaku Co. Ltd.............................................................         65,865
                                                                                                     ------------
                                                                                                          123,305
                                                                                                     ------------
               TOBACCO/BEVERAGES/FOOD PRODUCTS - .3%
        6,000  Mikuni Coca-Cola Bottling Co.......................................................         74,902
                                                                                                     ------------
               Total Japanese Common Stocks.......................................................      2,049,444
                                                                                                     ------------

                                     A-18

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1997


   SHARES                                                                                               VALUE
-------------                                                                                        ------------
               COMMON STOCKS (CONTINUED)
               MEXICO - 1.1%
               BUILDING & CONSTRUCTION - .6%
       26,000  Corporacion GEO, SA de CV*.........................................................   $    159,470
                                                                                                     ------------
               POWER/UTILITY - .5%
       66,900  Grupo Elektra, SA de CV............................................................        117,876
                                                                                                     ------------
               Total Mexican Common Stocks........................................................        277,346
                                                                                                     ------------
               NETHERLANDS - 2.3%
               MISCELLANEOUS FINANCIAL SERVICES - .5%
        3,086  ING Groep NV.......................................................................        129,975
                                                                                                     ------------
               PRINTING/PUBLISHING - 1.5%
        7,250  Ver Ned Uitgevers NV...............................................................        204,522
        1,290  Wolters Kluwer NV..................................................................        166,622
                                                                                                     ------------
                                                                                                          371,144
                                                                                                     ------------
               PUBLIC SERVICES - .3%
        4,580  Vedior NV..........................................................................         82,445
                                                                                                     ------------
               Total Netherlands Common Stocks....................................................        583,564
                                                                                                     ------------
               NEW ZEALAND - .4%
               BUILDING & CONSTRUCTION - .2%
       28,033  Fletcher Challenge Ltd.............................................................         57,296
                                                                                                     ------------
               FOOD SERVICES - .2%
      160,392  AFFCO Holdings Ltd.................................................................         35,390
                                                                                                     ------------
               Total New Zealand Common Stocks....................................................         92,686
                                                                                                     ------------
               NORWAY - .6%
               ENERGY - .6%
        8,400  Saga Petroleum ASA.................................................................        144,439
                                                                                                     ------------
               POLAND - .5%
               BANKING - .5%
        7,800  Bank Handlowy W. Warszawie SA GDR*.................................................        103,350
        2,500  Bank Handlowy W. Warszawie*........................................................         31,915
                                                                                                     ------------
               Total Polish Common Stocks.........................................................        135,265
                                                                                                     ------------
               SPAIN - 1.9%
               ELECTRICAL ENGINEERING - .6%
        9,000  Endesa SA*.........................................................................        159,797
                                                                                                     ------------
               ENERGY - .5%
        2,900  Repsol SA..........................................................................        123,728
                                                                                                     ------------
               MANUFACTURING - .4%
        2,600  Vidrala SA.........................................................................        116,219
                                                                                                     ------------

                                     A-19

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1997


   SHARES                                                                                               VALUE
-------------                                                                                        ------------
               COMMON STOCKS (CONTINUED)
               SPAIN (CONTINUED)
               RETAIL - .4%
        5,000  Aldeasa SA*........................................................................   $    106,006
                                                                                                     ------------
               Total Spanish Common Stocks........................................................        505,750
                                                                                                     ------------
               SWEDEN - 3.9%
               APPLIANCE & HOUSEHOLD DURABLES - .4%
        9,900  Munters AB.........................................................................         85,410
                                                                                                     ------------
               BANKING - .7%
       32,900  Norbanken AB*......................................................................        186,049
                                                                                                     ------------
               DRUGS & MEDICAL PRODUCTS - .5%
        8,000  ASTRA AB...........................................................................        138,541
                                                                                                     ------------
               ELECTRONICS - .5%
        2,000  Electrolux AB......................................................................        138,793
                                                                                                     ------------
               MACHINERY/ENGINEERING - 1.3%
       11,000  ABB AB.............................................................................        130,228
        6,900  Atlas Copco AB.....................................................................        205,960
                                                                                                     ------------
                                                                                                          336,188
                                                                                                     ------------
               PAPER PRODUCTS - .5%
        5,100  AssiDoman AB.......................................................................        129,107
                                                                                                     ------------
               Total Swedish Common Stocks........................................................      1,014,088
                                                                                                     ------------
               SWITZERLAND - 3.4%
               BANKING - .9%
        1,600  CS Holding AG......................................................................        247,468
                                                                                                     ------------
               BUILDING & CONSTRUCTION - .3%
          100  Holderbank Financiere Glaris AG....................................................         81,577
                                                                                                     ------------
               DRUGS & MEDICAL PRODUCTS - 2.2%
          145  Ares-Serono Group..................................................................        239,153
          200  NOVARTIS AG*.......................................................................        324,391
                                                                                                     ------------
                                                                                                          563,544
                                                                                                     ------------
               Total Swiss Common Stocks..........................................................        892,589
                                                                                                     ------------
               UNITED KINGDOM - 5.5%
               AUTOMOTIVE - .3%
       20,263  LucasVarity plc*...................................................................         71,556
                                                                                                     ------------
               COMPUTER SERVICES - .1%
       52,000  Viglen Technology plc*.............................................................         33,310
                                                                                                     ------------
               CONSUMER PRODUCTS - .9%
       28,000  Unilever plc.......................................................................        240,850
                                                                                                     ------------

                                     A-20

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1997


   SHARES                                                                                               VALUE
-------------                                                                                        ------------
               COMMON STOCKS (CONTINUED)
               UNITED KINGDOM (CONTINUED)
               DRUGS & MEDICAL PRODUCTS - 1.0%
       25,088  SmithKline Beecham plc.............................................................   $    258,574
                                                                                                     ------------
               ELECTRONICS - .8%
       10,900  Siebe plc..........................................................................        213,944
                                                                                                     ------------
               METALS & MINING - .5%
       23,636  Antofagasta Holdings plc...........................................................        126,172
                                                                                                     ------------
               MISCELLANEOUS FINANCIAL SERVICES - 1.0%
       18,447  Lloyds TSB Group plc...............................................................        239,988
                                                                                                     ------------
               RETAIL - .9%
       13,307  Dixon Group plc....................................................................        133,545
       18,000  Safeway plc........................................................................        101,408
                                                                                                     ------------
                                                                                                          234,953
                                                                                                     ------------
               Total United Kingdom Common Stocks.................................................      1,419,347
                                                                                                     ------------
               UNITED STATES - 38.0%
               AEROSPACE/DEFENSE - 5.1%
       13,000  Boeing Co..........................................................................        636,188
        7,000  Lockheed Martin Corp...............................................................        689,500
                                                                                                     ------------
                                                                                                        1,325,688
                                                                                                     ------------
               BANKING - 7.6%
        7,500  Citicorp...........................................................................        948,281
        3,000  Wells Fargo & Co...................................................................      1,018,313
                                                                                                     ------------
                                                                                                        1,966,594
                                                                                                     ------------
               CHEMICALS - 5.1%
       18,000  du Pont (E.I.) de Nemours & Co.....................................................      1,081,125
        5,000  Monsanto Co........................................................................        210,000
        1,000  Solutia, Inc.......................................................................         26,687
                                                                                                     ------------
                                                                                                        1,317,812
                                                                                                     ------------
               CONSUMER PRODUCTS - 1.6%
       11,000  Mattel, Inc........................................................................        409,750
                                                                                                     ------------
               DRUGS & MEDICAL PRODUCTS - 1.6%
        8,000  Becton, Dickinson & Co.............................................................        400,000
                                                                                                     ------------
               FOOD SERVICES - 4.5%
       24,500  McDonald's Corp....................................................................      1,169,875
                                                                                                     ------------
               MACHINERY/ENGINEERING - 3.4%
       18,000  Caterpillar, Inc...................................................................        874,125
                                                                                                     ------------
               MEDIA/BROADCAST - 1.4%
        6,000  Time Warner, Inc...................................................................        372,000
                                                                                                     ------------

                                     A-21

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1997


   SHARES                                                                                               VALUE
-------------                                                                                        ------------
               COMMON STOCKS (CONTINUED)
               UNITED STATES (CONTINUED)
               MISCELLANEOUS FINANCIAL SERVICES - 3.1%
       19,000  Federal Home Loan Mortgage Corp....................................................   $    796,812
                                                                                                     ------------

               PAPER PRODUCTS - 1.3%
        7,500  Champion International, Inc........................................................        339,844
                                                                                                     ------------

               TECHNOLOGY - 1.2%
       12,000  National Semiconductor Corp.*......................................................        311,250
                                                                                                     ------------

               TELECOMMUNICATIONS - 2.1%
        1,300  Loral Space & Communications Ltd.*.................................................         27,869
       18,000  TCI Ventures Group (Class A)*......................................................        509,625
                                                                                                     ------------
                                                                                                          537,494
                                                                                                     ------------

              Total United States Common Stocks.....................................                    9,821,244
                                                                                                     ------------

              Total Common Stocks (cost - $21,120,277)..............................                 $ 23,857,445
                                                                                                     ------------

              Total Investments (cost - $22,302,256).................................    97.1%       $ 25,126,019

              Other Assets in Excess of Liabilities..................................     2.9             747,609
                                                                                        -----        ------------

              Total Net Assets.......................................................   100.0%       $ 25,873,628
                                                                                        -----        ------------
                                                                                        -----        ------------

------------------------
 *Non-income producing security.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997


ASSETS
Investments, at value (cost -- $22,302,256)..............................................................  $  25,126,019
Cash.....................................................................................................          4,326
Foreign currencies (cost -- $683,398)....................................................................        679,966
Receivable from investments sold.........................................................................         69,944
Receivable from fund shares sold.........................................................................         17,613
Dividends receivable.....................................................................................         11,202
Foreign withholding taxes reclaimable....................................................................          7,973
Interest receivable......................................................................................            325
Other assets.............................................................................................          2,573
                                                                                                           -------------
  Total Assets...........................................................................................     25,919,941
                                                                                                           -------------

LIABILITIES
Investment advisory fee payable..........................................................................         20,112
Foreign withholding taxes payable........................................................................            976
Payable for fund shares redeemed.........................................................................            486
Other payables and accrued expenses......................................................................         24,739
                                                                                                           -------------
  Total Liabilities......................................................................................         46,313
                                                                                                           -------------
  Total Net Assets.......................................................................................  $  25,873,628
                                                                                                           -------------
                                                                                                           -------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share)...............................................................................  $      18,065
Paid-in-capital in excess of par.........................................................................     23,081,904
Accumulated distribution in excess of net investment income..............................................        (49,195)
Net unrealized appreciation on investments and translation of other assets and
  liabilities denominated in foreign currencies..........................................................      2,822,854
                                                                                                           -------------
  Total Net Assets.......................................................................................  $  25,873,628
                                                                                                           -------------
                                                                                                           -------------
Fund shares outstanding..................................................................................      1,806,526
                                                                                                           -------------
Net asset value per share................................................................................  $       14.32
                                                                                                           -------------
                                                                                                           -------------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $20,917).................................................   $  272,348
  Interest................................................................................................      105,688
                                                                                                             ----------
     Total investment income..............................................................................      378,036
                                                                                                             ----------
OPERATING EXPENSES
  Investment advisory fees (note 2A)......................................................................      184,504
  Custodian fees (note 1H)................................................................................       59,554
  Audit fees..............................................................................................       11,500
  Transfer and dividend disbursing agent fees.............................................................        9,217
  Trustees' fees and expenses.............................................................................        8,750
  Reports and notices to shareholders.....................................................................        2,315
  Legal fees..............................................................................................          450
  Miscellaneous...........................................................................................          597
                                                                                                             ----------
     Total operating expenses.............................................................................      276,887
     Less: Investment advisory fees waived (note 2A)......................................................       (2,537)
     Less: Expenses offset (note 1H)......................................................................       (1,196)
                                                                                                             ----------
       Net operating expenses.............................................................................      273,154
                                                                                                             ----------
       Net investment income..............................................................................      104,882
                                                                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS -- NET
  Net realized gain on investments........................................................................    1,180,309
  Net realized loss on foreign currency transactions......................................................      (31,367)
  Net change in unrealized appreciation (depreciation) on investments and translation of other assets and
     liabilities denominated in foreign currencies........................................................    1,432,604
                                                                                                             ----------
     Net realized gain and change in unrealized appreciation (depreciation) on investments and translation
      of other assets and liabilities denominated in foreign currencies...................................    2,581,546
                                                                                                             ----------
Net increase in net assets resulting from operations......................................................   $2,686,428
                                                                                                             ----------
                                                                                                             ----------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                            --------------------------
                                                                                               1997           1996
                                                                                            -----------    -----------
OPERATIONS
Net investment income....................................................................   $   104,882    $    73,364
Net realized gain on investments.........................................................     1,180,309         85,039
Net realized loss on foreign currency transactions.......................................       (31,367)        (6,772)
Net change in unrealized appreciation (depreciation) on investments and translation of
  other assets and liabilities denominated in foreign currencies.........................     1,432,604      1,247,855
                                                                                            -----------    -----------
     Net increase in net assets resulting from operations................................     2,686,428      1,399,486
                                                                                            -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income....................................................................       (74,889)       (60,776)
In excess of net investment income.......................................................       (49,195)            --
Net realized gains on investments........................................................    (1,184,153)       (89,998)
                                                                                            -----------    -----------
     Total dividends and distributions to shareholders...................................    (1,308,237)      (150,774)
                                                                                            -----------    -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales..................................................................    10,888,674     16,110,547
Reinvestment of dividends and distributions..............................................     1,308,238        150,774
Cost of shares redeemed..................................................................    (4,673,963)    (3,428,866)
                                                                                            -----------    -----------
     Net increase in net assets from fund share transactions.............................     7,522,949     12,832,455
                                                                                            -----------    -----------

          Total increase in net assets...................................................     8,901,140     14,081,167

NET ASSETS
Beginning of year........................................................................    16,972,488      2,891,321
                                                                                            -----------    -----------
End of year (including accumulated distribution in excess of net investment income of
  ($49,195) and undistributed net investment income of $2,107, respectively).............   $25,873,628    $16,972,488
                                                                                            -----------    -----------
                                                                                            -----------    -----------

SHARES ISSUED AND REDEEMED
Issued...................................................................................       741,096      1,304,431
Issued in reinvestment of dividends and distributions....................................        91,400         11,415
Redeemed.................................................................................      (308,572)      (282,190)
                                                                                            -----------    -----------
     Net increase........................................................................       523,924      1,033,656
                                                                                            -----------    -----------
                                                                                            -----------    -----------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust ( the 'Trust') was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the 'Portfolio'), the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio and the Money Market Portfolio. The Mid Cap Portfolio has not commenced operations as of the date of this report. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

     On October 14, 1997, the shareholders of the Trust approved a new investment advisory agreement with OpCap Advisors (the 'Adviser'). This agreement was substantially similar to the existing agreement and became effective on November 5, 1997. On November 4, 1997, PIMCO Advisors L.P. and its affiliates, acquired a one-third managing general partner interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as Adviser to the Trust. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital became an indirect wholly-owned subsidiary of PIMCO Advisors. On November 3, 1997, CIBC Wood Gundy Securities Corp. acquired the business of Oppenheimer & Co., Inc., which is now called CIBC Oppenheimer Corp. Accordingly, CIBC Oppenheimer Corp. is no longer affiliated with OpCap Advisors or the Trust.

      The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed 'matrix' prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities stated in foreign currencies are translated at the exchange rate at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Portfolio's Statement of Operations. Since the net assets of the Portfolio are presented at the foreign exchange rates and market prices at the close of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from fluctuations arising from changes in the market price of securities.

  (E) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These 'book-tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital. Net assets are not affected.

     The following table discloses the cumulative effect between the respective capital accounts substantially all of which related to foreign currency transactions:

                         ACCUMULATED NET
                          REALIZED LOSS       ACCUMULATED
          PAID-IN        ON INVESTMENTS     DISTRIBUTION IN
          CAPITAL          AND FOREIGN       EXCESS OF NET
         IN EXCESS          CURRENCY          INVESTMENT
           OF PAR         TRANSACTIONS          INCOME
      ----------------   ---------------    ---------------
          ($3,111)           $35,211           ($32,100)

  (F) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSES OFFSET

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million, .75% on the next $400 million and .70% thereafter. The Adviser has voluntarily agreed to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.25% (net of expenses offset) of average net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the year ended December 31, 1997 amounted to $49,976, of which CIBC Oppenheimer Corp. received $4,675.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the year ended December 31, 1997, purchases and sales of investment securities, other than short-term securities, were $17,513,021 and $11,154,825, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $4,225,022, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,442,358 and net unrealized appreciation for Federal income tax purposes is $2,782,664. Federal income tax cost basis of portfolio securities is $22,343,355 at December 31, 1997. Net capital and currency losses incurred after October 31, 1997 are deemed to arise on the first business day of the following year. During the fiscal year ended December 31, 1997, the Portfolio incurred and elected to defer $6,804 in net currency losses.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                     YEAR ENDED DECEMBER 31,
                                                                   ----------------------------    MARCH 1, 1995 (1) TO
                                                                      1997             1996          DECEMBER 31, 1995
                                                                   -----------      -----------    ---------------------

Net asset value, beginning of period............................   $     13.23      $     11.61         $     10.00
                                                                   -----------      -----------         -----------
Income from investment operations
Net investment income...........................................          0.06             0.04                0.05
Net realized and unrealized gain (loss) on investments..........          1.79             1.70                1.83
                                                                   -----------      -----------         -----------
  Total income from investment operations.......................          1.85             1.74                1.88
                                                                   -----------      -----------         -----------
Dividends and distributions to shareholders
Dividends to shareholders from net investment income............         (0.04)           (0.05)              (0.03)
Distributions to shareholders in excess of net investment
  income........................................................         (0.03)              --                  --
Distributions to shareholders from net realized gains...........         (0.69)           (0.07)              (0.24)
                                                                   -----------      -----------         -----------
  Total dividends and distributions to shareholders.............         (0.76)           (0.12)              (0.27)
                                                                   -----------      -----------         -----------
Net asset value, end of period..................................   $     14.32      $     13.23         $     11.61
                                                                   -----------      -----------         -----------
                                                                   -----------      -----------         -----------
Total return (2)................................................         14.0%            15.0%               18.9%
                                                                   -----------      -----------         -----------
                                                                   -----------      -----------         -----------
Net assets, end of period.......................................   $25,873,628      $16,972,488         $ 2,891,321
                                                                   -----------      -----------         -----------
Ratio of net operating expenses to average net assets (5,6).....         1.19%(4)         1.42%               1.25%(3)
                                                                   -----------      -----------         -----------
Ratio of net investment income to average net assets (6)........         0.45%(4)         0.81%               1.02%(3)
                                                                   -----------      -----------         -----------
Portfolio turnover rate.........................................           53%              40%                 67%
                                                                   -----------      -----------         -----------
Average commission rate.........................................   $    0.0253      $    0.0254                  --
                                                                   -----------      -----------         -----------

------------------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1997 were $23,063,042.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1H in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income
    (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, and 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%), annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

                       Report of Independent Accountants

To the Shareholders and Trustees of
OCC Accumulation Trust -- Global Equity Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Equity Portfolio (one of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the 'Portfolio') at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and broker and the application of alternative procedures where a confirmation from a broker was not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
February 11, 1998